                            UAM Funds
                            Funds for the Informed Investor/sm/

FPA Crescent Portfolio

Institutional Class Shares                                    July 30, 2001







                                                                   [LOGO OF UAM]

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

 Table Of Contents



Fund Summary................................................................. 1


 What is the Fund's Objective?............................................... 1
 What are the Fund's Principal Investment Strategies?........................ 1
 What are the Fund's Principal Risks?........................................ 2
 How Has the Fund Performed?................................................. 5
 What are the Fund's Fees and Expenses?...................................... 6


Investing with the UAM Funds................................................. 7


 Buying Shares............................................................... 7
 Redeeming Shares............................................................ 9
 Exchanging Shares.......................................................... 10
 Transaction Policies....................................................... 11
 Account Policies........................................................... 12


Additional Information About the Fund....................................... 15


 Other Investment Practices and Strategies.................................. 15
 Investment Management...................................................... 17
 Shareholder Servicing Arrangements......................................... 17


Financial Highlights........................................................ 19

 Fund Summary


WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

  The fund seeks to provide, through a combination of income and capital ap-preciation, a total return consistent with reasonable investment risk. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The fund actively invests in both the equity and debt securities of a com-pany because the adviser believes that this combination of securities broadens the universe of opportunities for the fund, offers additional di-versification and helps to lower volatility. Typically, the fund invests 50% to 70% of its total assets in equity securities and the balance in debt securities, cash and cash equivalents.

  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, pre-ferred stocks, convertible securities, rights and warrants.

  The adviser looks for large and small companies that have excellent future prospects but are undervalued by the securities markets. The adviser be-lieves that these opportunities often arise when companies are out-of-fa-vor or undiscovered by most of Wall Street. The adviser searches for com-panies that also offer earnings growth, opportunity for price/earnings multiple expansion and the best combination of such quality criteria as strong market share, good management, high barriers to entry and high re-turn on capital.


  Using fundamental security analysis, the adviser may look for investments that trade at a substantial discount to the adviser's determination of the company's value (absolute value) rather than those that might appear inex-pensive based on a discount to their peer groups or the market average (relative value). The adviser attempts to determine a company's absolute value using fundamental security analysis, which it believes provides a thorough view of its financial and business characteristics. As a part of its process, the adviser:

  . Reviews stock prices or industry group under-performance, insider pur-chases, management changes and corporate spin-offs.

  . Communicates directly with company management, suppliers, and custom-ers.

  . Defines the company's future potential, financial strength and compet-itive position.

  A debt security is an interest bearing security that corporations and gov-ernments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). The fund may invest in debt securities issued by corporations and the U.S. government and its agencies, mortgage-backed and asset-backed securities (securities that are backed by pools of loans or mortgages assembled for sale to investors), municipal notes and bonds, commercial paper and certificates of deposit.

  The adviser invests in debt securities to provide the fund with a reliable and recurring stream of income, while preserving its capital. The fund generally invests in investment-grade securities but may also invest up to 30% of its total assets in debt securities rated below investment grade ("high yield bonds" or "junk bonds").

  The adviser selects debt securities by using an approach that is similar to the approach it uses to select equity securities and by trying to fore-cast for current interest rate trends. Usually, the adviser employs a de-fensive interest rate strategy, which means it tries to keep the average maturity of the fund to 10 years or less by investing at different points along the yield curve. The adviser also continually considers yield spreads and other underlying factors such as credit quality, investor per-ception and liquidity to determine which sectors offer the best investment value.

  An investment is generally sold when either the company's value has been fully reflected in a higher valuation by the market, or a negative funda-mental development occurs in the company or its industry that will signif-icantly impact future earnings growth.


WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

Risks Associated with Investing in Equities


  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Risks Associated with Investing in Bonds


  As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to rein-vest the money at a lower interest rate.

  The concept of duration is useful in assessing the sensitivity of the fixed-income portion of the fund's assets to interest rate movements, which are the main source of risk for the fixed-income portion of the fund. Duration measures price volatility by estimating the change in price of a debt-security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus the higher the duration, the more vola-tile the security.


  Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities may repay the principal earlier or after the stated maturity date, known as callable bonds. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.


  The credit rating or financial condition of an issuer may also affect the value of a debt security. Generally, the lower the quality rating of a se-curity, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, howev-er, may weaken the capacity of the issuer to pay interest and repay prin-cipal.

  High yield bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) compa-nies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condi-tions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to in-vestment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of broad-based securities market indices. Re-turns are based on past results and are not an indication of future per-formance.

Calendar Year Returns


                                    [GRAPH]

                                 1994    4.25%
                                 1995   26.04%
                                 1996   22.88%
                                 1997   21.95%
                                 1998    2.79%
                                 1999  (6.28)%
                                 2000    3.59%

  During the periods shown in the chart for the fund, the highest return for a quarter was 9.14% (quarter ended 9/30/97) and the lowest return for a quarter was -12.02% (quarter ended 9/30/98). For the period from January 1, 2001, through June 30, 2001, the fund returned 24.46%.


Average Annual Returns For Periods Ended December 31, 2000


                                                                    Since
                                                    1 Year 5 Years 6/2/93*
  ------------------------------------------------------------------------
   FPA Crescent Portfolio                            3.59%  8.38%  10.65%
  ------------------------------------------------------------------------
   Russell 2500 Index/1/                             4.27% 13.98%  14.32%
  ------------------------------------------------------------------------
   Lehman Brothers U.S. Government/Credit Index/2/  11.84%  6.23%   6.74%
  ------------------------------------------------------------------------
   Balanced Benchmark/3/                             7.85% 11.33%  11.61%


  * Beginning of operations. Index comparisons begin on May 31, 1993. /1/Russell 2500 Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index.


  /2/Lehman Brothers Government/Credit Index is an unmanaged fixed income market value-weighted index that combines the Lehman Government and Credit Indices, including U.S. government treasury securities, corpo-rate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million.


  /3/Balanced Benchmark is a combined index of which 60% reflects the Rus-sell 2500 Index and, 40% the Lehman Brothers Government/Credit Index.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                       1.00%
  --------------------------------------------
   Other Expenses                        0.87%
  --------------------------------------------
   Total Annual Fund Operating Expenses  1.87%


Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years
            10 Years

--------------------------------------------------------------------------------
-------------------
   $190                   $588                             $1,011
             $2,190

 Investing With The UAM Funds


BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your state-ment to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the Internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465.

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at PO Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

  You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.


Fund Codes

  The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

   Trading
   Symbol                             CUSIP
           Fund Code

--------------------------------------------------------------------------------
-------------------
   FPACX                            902556869
              647

Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the fund directly by mail at UAM Funds, PO Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:

  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.


By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm at a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is cal-culated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock exchange clos-ing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securi-ties or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the fund's shares are priced the following business day. If your financial in-termediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the fund distributes its net investment income in June and De-cember. In addition, the fund usually distributes its net capital gains in June, but may also have a supplemental distribution in December.

  The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, unless you elect on your account applica-tion to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in the fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such ac-counts may, however, be taxable at some time in the future. You should al-ways consult your tax advisor for specific guidance regarding the tax ef-fect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distribu-tions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

  The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow share-holders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purpos-es. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

  Backup Withholding By law, the fund must withhold 31% of your distribu-tions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

 Additional Information About the Fund


OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concern-ing any of the fund's investment practices and its risks, you should read the SAI.

Derivatives

  The fund may invest in derivatives, a category of investments that in-cludes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an un-derlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objec-tives with derivatives. Successful use of a derivative depends on the de-gree to which prices of the underlying assets correlate with price move-ments in the derivatives the fund buys or sells. The fund could be nega-tively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Foreign Securities

  The fund may invest up to 20% of its assets in foreign securities, includ-ing securities of companies located outside of the United States, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other similar global instruments. When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securi-ties. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing di-rectly in foreign securities. Foreign investments, especially those of companies in emerging markets, can be riskier and more volatile than in-vestments in the United States. Adverse political and economic develop-ments or changes in the value of foreign currency can make it more diffi-cult for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect in-vestment decisions.


Short Sales

  The adviser may engage in a strategy known as selling short. Selling a se-curity short is when the fund sells a security it does not own. To sell a security short the fund must borrow the security from someone else to de-liver to the buyer. The fund then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The fund typically sells securities short to take advantage of an anticipated decline in prices or to protect a profit in a security it already owns.


  The fund can lose money if the price of the security it sold short in-creases between the date of the short sale and the date on which the fund replaces the borrowed security. Likewise, the fund can profit if the price of the security declines between those dates.


  To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund will incur transaction costs in effecting short sales. The fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the fund may be required to pay in connection with a short sale.


Short-Term Investing

  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, the fund may invest up to 100% of its as-sets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. When the adviser pursues a tem-porary defensive strategy, the fund may not profit from favorable develop-ments that it would have otherwise profited from if it were pursuing its normal strategies.

INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  First Pacific Advisors, Inc., a Massachusetts corporation located at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, is the fund's investment adviser. The adviser manages and supervises the invest-ment of the fund's assets on a discretionary basis. The adviser, an affil-iate of Old Mutual (US) Holdings Inc. (formerly named United Asset Manage-ment Corporation), has been in the investment advisory business since 1954. Currently, the adviser provides investment management services for six investment companies, including one closed-end investment company, and a variety of institutional accounts. Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc., a United Kingdom based finan-cial services group.


  During its most recent fiscal year, the fund paid 1.00% of its average net assets in advisory fees to the adviser.

Portfolio Manager


  Mr. Steven Romick is primarily responsible for the day-to-day management of the fund. Mr. Romick has fourteen years of experience in the investment management business. He has been a Senior Vice President of the adviser since 1996. From 1990-1996, Mr. Romick was Chairman of Crescent Manage-ment, an investment advisory firm he founded. Crescent Management served as the fund's adviser until the firm was merged with the current adviser.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or their service provid-ers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

  The fund may pay all or part of the fees paid to financial representa-tives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate to the services performed. The fund does not pay these service fees on shares purchased directly. In ad-dition, the adviser and its affiliates may, at their own expense, pay fi-nancial representatives for these services.

  Funds Distributor, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker and that broker is entitled to receive distribution and/or servicing fees from the fund.


  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to the fund. The adviser may pay its affiliated companies for dis-tribution and marketing services performed with respect to the fund.

 Financial Highlights

  The financial highlights table is intended to help you understand the fi-nancial performance of the fund for the past five years. Certain informa-tion contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.



   Years Ended March 31,          2001     2000      1999      1998     1997
  -----------------------------------------------------------------------------
   Net Asset Value, Beginning
    of Period                    $ 12.51  $ 14.67  $  16.23  $  13.46  $ 12.67
                                 -------  -------  --------  --------  -------
   Income from Investment
    Operations:
    Net Investment Income*          0.49     0.32      0.56      0.55     0.31
    Net Realized and Unrealized
     Gain (Loss)                    1.43    (1.49)    (1.32)     2.88     2.16
                                 -------  -------  --------  --------  -------
    Total From Investment
     Operations                     1.92    (1.17)    (0.76)     3.43     2.47
                                 -------  -------  --------  --------  -------
   Distributions:
    Net Investment Income          (0.56)   (0.35)    (0.51)    (0.40)   (0.34)
    Net Realized Gain                --     (0.64)    (0.29)    (0.26)   (1.34)
                                 -------  -------  --------  --------  -------
    Total Distributions            (0.56)   (0.99)    (0.80)    (0.66)   (1.68)
                                 -------  -------  --------  --------  -------
    Net Asset Value, End of
     Period                      $ 13.87  $ 12.51  $  14.67  $  16.23  $ 13.46
                                 =======  =======  ========  ========  =======
    Total Return                   16.02%  (8.54)%   (4.71)%    25.96%   20.61%
                                 =======  =======  ========  ========  =======
   Ratios and Supplemental Data
    Net Assets, End of Period
     (Thousands)                 $45,050  $55,096  $173,613  $247,833  $65,619
    Ratio of Expenses to
     Average Net Assets             1.87%    1.49%     1.42%     1.45%    1.60%
    Ratio of Net Investment
     Income to Average Net
     Assets                         2.79%    2.26%     3.67%     3.62%    2.77%
    Portfolio Turnover Rate           37%      10%       36%       18%      45%


  * Per share amounts are based on average outstanding shares for the years 1998 through 2000.

FPA Crescent Portfolio

  Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional informa-tion. The annual/semi-annual reports of the fund provide additional infor-mation about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the fund and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, the fund's privacy policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:


                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about the fund (including the state-ment of additional information) at the Securities and Exchange Commis-sion's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Wash-ington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-8544.

                                                                   [LOGO OF UAM]

                         Cambiar Opportunity Portfolio
            Institutional Class Shares Prospectus    July 30, 2001
                                   UAM Funds


                                   [GRAPHIC]

                               [LOGO OF CAMBIAR INVESTORS]

                                                         MANAGER FOR ALL SEASONS





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

 Table of Contents


Fund Summary..................................................................1

 What are the Fund's Objectives?..............................................1
 What are the Fund's Principal Investment Strategies?.........................1
 What are the Fund's Principal Risks?.........................................2
 How Has the Fund Performed?..................................................2
 What are the Fund's Fees and Expenses?.......................................3

Investing with the UAM Funds..................................................5

 Buying Shares................................................................5
 Redeeming Shares.............................................................7
 Exchanging Shares............................................................8
 Transaction Policies.........................................................9
 Account Policies............................................................10

Additional Information About the Fund........................................13

 Other Investment Practices and Strategies...................................13
 Investment Management.......................................................14
 Shareholder Servicing Arrangements..........................................15

Financial Highlights.........................................................16

 Fund Summary


WHAT ARE THE FUND'S OBJECTIVES?
-------------------------------------------------------------------------------

  The fund seeks capital growth and preservation by investing primarily in common stocks. The fund seeks to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The fund may change its in-vestment objectives without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  Normally, the fund invests at least 65% of its total assets in common stocks of companies that are relatively large in terms of revenues and as-sets, and with market capitalizations over $1 billion at the time of pur-chase.


  The adviser's investment professionals work as a team to develop invest-ment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The adviser also evaluates economic conditions and fiscal and monetary poli-cies. The adviser's approach focuses first on individual stocks and then on industries or sectors. The adviser does not attempt to time the market. The adviser tries to select quality companies:


  .   Possessing above-average financial characteristics.

  .   Having seasoned management.

  .   Enjoying product or market advantages.

  . Whose stock is selling at a relatively low price based on historical price-to-earnings, price-to-book, price-to-sales and price-to-cash flow ratios.

  . Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products.

  .   Possessing the potential to appreciate by 50% within 12 to 18 months.

  The fund may sell a stock because:

  .   It realizes positive developments and achieves its target price.

  .   Its price moves too far too fast.

  .   It becomes overweighted.

  .   The positive developments the adviser expected fail to unfold.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Re-turns are based on past results and are not an indication of future per-formance.

Calendar Year Returns


                                    [GRAPH]

                                1999     38.64%
                                2000      8.62%

  During the periods shown in the chart for the fund, the highest return for a quarter was 26.02% (quarter ending 12/31/99) and the lowest return for a quarter was -8.85% (quarter ending 9/30/99). For the period from January 1, 2001, through June 30, 2001, the fund returned 6.43%.

Average Annual Returns For Periods Ended December 31, 2000


                                          Since
                                  1 Year 6/30/98*
  -----------------------------------------------
   Cambiar Opportunity Portfolio   8.62%  22.60%
  -----------------------------------------------
   S&P 500 Index**                -9.11%   7.64%


  *  Beginning of operations. Index comparisons begin on June 30, 1998.

  ** S&P 500 Index is an unmanaged index comprised of stocks representing major market industries, including 400 individual stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.


WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                        1.00%
  ---------------------------------------------
   Other Expenses                         2.91%
  ---------------------------------------------
   Total Annual Fund Operating Expenses*  3.91%


  * The fund's actual Total Annual Fund Operating Expenses for the most re-cent fiscal year were less than the amount shown above because the ad-viser waived a portion of its fees in order to keep Total Annual Fund Operating Expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the adviser may discon-tinue all or part of this waiver at any time. With this fee waiver, the fund's actual total annual operating expenses are as follows:


    Cambiar Opportunity Portfolio  1.30%

   In addition, Other Expenses include amounts related to any expense off-set arrangement the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian. More information about the fund's fees is provided in the "Investment Manage-ment--Investment Adviser" section.

Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


    1                      3                                    5
                    10
   Year                  Years                                Years
                  Years

--------------------------------------------------------------------------------
-----------------------
   $393                  $1,192                               $2,009
                  $4,130

 Investing With The UAM Funds


BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your state-ment to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the Internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465.

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at PO Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

  You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

  The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

     Trading
     Symbol                            CUSIP
          Fund Code

--------------------------------------------------------------------------------
------------------
      CAMOX                          902555408
             637

Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the fund directly by mail at UAM Funds, PO Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:

  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.


By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

At any time, the UAM Funds may change or eliminate any of the redemption meth-ods described above, except redemption by mail. The UAM Funds may suspend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is cal-culated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock exchange clos-ing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securi-ties or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, un-less you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in the fund. This summary does not apply to shares held in an in-dividual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such ac-counts may, however, be taxable at some time in the future. You should al-ways consult your tax advisor for specific guidance regarding the tax ef-fect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distribu-tions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

  The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow share-holders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purpos-es. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

  Backup Withholding By law, the fund must withhold 31% of your distribu-tions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

 Additional Information About the Fund


OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concern-ing any of the fund's investment practices and its risks, you should read the SAI.

Derivatives

  The fund may invest in derivatives, a category of investments that in-cludes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an un-derlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objec-tives with derivatives. Successful use of a derivative depends on the de-gree to which prices of the underlying assets correlate with price move-ments in the derivatives the fund buys or sells. The fund could be nega-tively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Foreign Securities

  The fund may invest in securities of companies located outside of the United States, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other similar global instruments. When the fund in-vests in foreign securities, it will be subject to risks not typically as-sociated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associ-ated with investing directly in foreign securities. Foreign investments, especially those of companies in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and eco-nomic developments or changes in the value of foreign currency can make it more difficult for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign compa-nies can negatively affect investment decisions.

Short Term Investing

  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, the fund may invest up to 100% of its as-sets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securi-ties may also temporarily deviate from the policy in other limited, appro-priate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Cambiar Investors LLC, ("Cambiar") a Colorado limited liability corpora-tion located at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206, is the fund's investment adviser. Cambiar manages and supervises the investment of the fund's assets on a discretionary basis. Cambiar, formerly known as Cambiar Investors, Inc. (the "Old Adviser"), was pur-chased by Cambiar LLLP as of July 31, 2001. Cambiar LLLP is controlled by six partners of Cambiar LLLP who were formerly senior officers of the Old Adviser. Despite this transaction, there will be no change in the actual investment management services, administrative functions, supervisory re-sponsibilities or fee arrangements for the fund and Cambiar will continue the business of the Old Adviser.


  Prior to the transaction, the Old Adviser was an affiliate of Old Mutual
  (US) Holdings Inc. (formerly named United Asset Management Corporation). Together, the Old Adviser and Cambiar have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1973.


  For its services, the fund paid the Old Adviser and will pay Cambiar a management fee of 1.00% of its average net assets. In addition, Cambiar has voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.30% of its average net assets. To maintain this expense limit, Cambiar may waive a portion of its management fee and/or reimburse certain ex-penses of the fund. Cambiar intends to continue its expense limitation un-til further notice, but may discontinue it at any time. During its most recent fiscal year, the Old Adviser waived its entire advisory fee.



Portfolio Managers

  A team of the adviser's investment professionals has primary responsibil-ity for the day-to-day management of the fund.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or their service provid-ers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.


  The fund may pay all or part of the fees paid to financial representa-tives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The fund does not pay these service fees on shares purchased directly. In ad-dition, the adviser and its affiliates may, at their own expense, pay fi-nancial representatives for these services.

  Funds Distributor, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker, and that broker is entitled to receive distribution and/or servicing fees from the fund.

  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

 Financial Highlights

  The financial highlights table is intended to help you understand the fi-nancial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all divi-dends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.



   Periods Ended April 30,                          2001    2000   1999#
  --------------------------------------------------------------------------
   Net Asset Value, Beginning of Period            $14.13  $12.29  $10.00
                                                   ------  ------  ------
   Income from Investment Operations:
    Net Investment Income                            0.11     --     0.04
    Net Realized and Unrealized Gain (Loss)          1.93    2.78    2.29
                                                   ------  ------  ------
    Total From Investment Operations                 2.04    2.78    2.33
                                                   ------  ------  ------
   Distributions:
    Net Investment Income                           (0.08)    --    (0.04)
    In Excess of Net Investment Income              (0.09)  (0.07)    --
    Net Realized Gain                               (2.71)  (0.87)    --
                                                   ------  ------  ------
    Total Distributions                             (2.88)  (0.94)  (0.04)
                                                   ------  ------  ------
    Net Asset Value, End of Period                 $13.29  $14.13  $12.29
                                                   ======  ======  ======
    Total Return+                                   15.63%  23.26%  23.44%++
                                                   ======  ======  ======
    Ratios and Supplemental Data
   Net Assets, End of Period (Thousands)           $6,011  $4,075  $2,389
    Ratio of Expenses to Average Net Assets          1.30%   1.31%   1.31%*
    Ratio of Net Investment Income to Average Net
     Assets                                          0.49%   0.01%   0.42%*
    Portfolio Turnover Rate                            96%     95%     78%


  # For the period from June 30, 1998 (commencement of operations), through
    April 30, 1999.
  * Annualized
  ++Not annualized

  + Total return would have been different had certain expenses not been waived and assumed by the adviser during the periods.

Cambiar Opportunity Portfolio

  Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional informa-tion. The annual/semi-annual reports of the fund provide additional infor-mation about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the fund and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, the fund's privacy policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:


                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about the fund (including the state-ment of additional information) at the Securities and Exchange Commis-sion's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Wash-ington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-8544.
                          [LOGO OF CAMBIAR INVESTORS]

                            UAM Funds
                            Funds for the Informed Investor/sm/

Chicago Asset Management
Value/Contrarian Portfolio

Institutional Class Shares Prospectus                         July 30, 2001







                                                                   [LOGO OF UAM]

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

 Table of Contents


Fund Summary..................................................................1

 What is the Fund's Objective?................................................1
 What are the Fund's Principal Investment Strategies?.........................1
 What are the Fund's Principal Risks?.........................................2
 How Has the Fund Performed?..................................................3
 What are the Fund's Fees and Expenses?.......................................4

Investing with the UAM Funds..................................................5

 Buying Shares................................................................5
 Redeeming Shares.............................................................7
 Exchanging Shares............................................................8
 Transaction Policies.........................................................9
 Account Policies............................................................10

Additional Information About the Fund........................................13

 Other Investment Practices and Strategies...................................13
 Investment Management.......................................................14
 Shareholder Servicing Arrangements..........................................15

Financial Highlights.........................................................16

 Fund Summary


WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

  The fund seeks capital appreciation by investing in the common stock of large companies. The fund may change its objective without shareholder ap-proval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The fund invests primarily in common stocks of companies with large market capitalizations (typically over $1 billion at the time of purchase). The fund seeks to outperform the market by identifying attractive stocks, but not by attempting to time the market (i.e., trying to take advantage of shifts in the overall direction of the market). The fund seeks to outperform the market by investing primarily in established, high-quality companies whose stocks are selling at attractive prices due to short-term market misperceptions.


  The fund generally attempts to similarly weight each of the equity securi-ties it holds. The adviser regularly monitors the market value of each se-curity the fund holds and will buy or sell shares of a particular security depending on whether the portion of the fund represented by that security decreases or increases.


  The adviser's investment philosophy and process is qualitative rather than quantitative. The adviser:


  . Focuses on individual stocks rather than industry groups or sectors or on trying to forecast the overall strength of the stock market. The adviser looks for companies that are market leaders with sound balance sheets and capable, experienced management.

  . Tries to invest in stocks that the market has priced below their true value because of a failure to recognize the potential of the stock or value of the company.

  . Seeks out-of-favor companies that it believes present strong long-term opportunities. The adviser believes the market overreacts to temporary bad news. By closely monitoring research analysts, market commentators and others and then evaluating the impact of their opinions on stock prices, the adviser attempts to determine whether the market has prop-erly valued a particular stock.


  The adviser generally sells a stock:

  .   When it reaches the price objective the adviser has set for the stock.

  . If the fundamental business operation or financial stability of the company turns negative.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  Since the adviser selects securities for the fund using a value oriented approach, the fund takes on the risks that are associated with a value oriented investment approach. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Re-turns are based on past results and are not an indication of future per-formance.

Calendar Year Returns


                                    [GRAPH]

                             1995          27.88%
                             1996          13.81%
                             1997          18.90%
                             1998          15.86%
                             1999           2.82%
                             2000           3.10%

  During the periods shown in the chart for the fund, the highest return for a quarter was 16.81% (quarter ending 12/31/98) and the lowest return for a quarter was -12.94% (quarter ending 9/30/99). For the period from January 1, 2001, through June 30, 2001, the fund returned -3.16%.


Average Annual Returns For Periods Ended December 31, 2000


                                               Since
                               1 Year 5 Year 12/16/94*
  ----------------------------------------------------
   Value/Contrarian Portfolio   3.10% 10.69%  13.58%
  ----------------------------------------------------
   S&P 500 Index**             -9.11% 18.33%  21.33%


  * Beginning of operations. Index comparisons begin on December 31, 1994.


  ** S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 fi-nancial stocks, 40 utility stocks and 20 transportation stocks.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                        0.63%
  ---------------------------------------------
   Other Expenses                         0.62%
  ---------------------------------------------
   Total Annual Fund Operating Expenses*  1.25%




  * Other Expenses include amounts related to any expense offset arrangement the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian. More information about the fund's fees is provided in the "Investment Management--- In-vestment Adviser" section.


Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years
            10 Years

--------------------------------------------------------------------------------
-------------------
   $127                   $397                              $686
             $1,511

 Investing with the UAM Funds


BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your state-ment to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the Internet at www.uam.com. For login information including your personal identification number (PIN), please call 1-877-826-5465.

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at PO Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

  You can open an account with the fund with a minimum initial investment of $2000 ($500 for individual retirement accounts (IRAs) and $250 for Spousal
  IRAs). You can buy additional shares for as little as $100.

Fund Codes

  The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.


   Trading
   Symbol                             CUSIP
           Fund Code

--------------------------------------------------------------------------------
-------------------
    CAMEX                           902556307
              636


Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transaction, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the fund directly by mail at UAM Funds, PO Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:

  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.


By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.


  Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is cal-culated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock exchange clos-ing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securi-ties or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the funds' shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, un-less you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in the fund. This summary does not apply to shares held in an in-dividual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such ac-counts may, however, be taxable at some time in the future. You should al-ways consult your tax advisor for specific guidance regarding the tax ef-fect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of a fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distribu-tions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

  A fund's dividends that are paid to its corporate shareholders and are at-tributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If a fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. A fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purpos-es. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

  Backup Withholding By law, a fund must withhold 31% of your distributions and redemption proceeds if you fail (i) to provide complete, correct tax-payer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

 Additional Information About the Fund


OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

  In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concern-ing any of the fund's investment practices and its risks, you should read the SAI.

Derivatives

  The fund may invest in derivatives, a category of investments that in-cludes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an un-derlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify a fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively af-fected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Foreign Securities

  The fund may invest in securities of companies located outside of the United States, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other similar global instruments. When the fund in-vests in foreign securities, it will be subject to risks not typically as-sociated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associ-ated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more vola-tile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for a fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can nega-tively affect investment decisions.

Short-Term Investing

  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, the fund may invest up to 100% of its as-sets in short-term high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securi-ties also may temporarily deviate from the policy in other limited, appro-priate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Chicago Asset Management Company, a Delaware corporation located at 70 West Madison Street, 56th Floor, Chicago, Illinois 60602, is the fund's investment adviser. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser, formerly an af-filiate of Old Mutual (US) Holdings Inc. (formerly named United Asset Man-agement Corporation) was purchased by its senior officers as of December 31, 2000. The adviser has specialized in the active management of stocks, bonds and balanced funds' for institutional and tax-exempt clients since 1983. The adviser provides investment management services to corporations, unions, pension and profit sharing plans, trusts and private clients.


  For its services, the fund has agreed to pay the adviser a management fee of 0.63% of the fund's average net assets. In addition, the adviser has voluntarily agreed to limit the total expenses of the fund to 1.25% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.63% of its average net assets as advisory fees to the adviser.

Portfolio Managers

  A team of the adviser's investment professionals has primary responsibil-ity for the day-to-day management of the fund.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or their service provid-ers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.


  The fund may pay all or part of the fees paid to financial representa-tives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The fund does not pay these service fees on shares purchased directly. In ad-dition, the adviser and its affiliates may, at their own expense, pay fi-nancial representatives for these services.

  Funds Distributor, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker, and that broker is entitled to receive distribution and/or servicing fees from the fund.

  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

 Financial Highlights

  The financial highlights table is intended to help you understand the fi-nancial performance of the fund for the past five years. Certain informa-tion contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.


VALUE/CONTRARIAN PORTFOLIO
-------------------------------------------------------------------------------


   Years Ended April 30,      2001      2000      1999      1998      1997
  ----------------------------------------------------------------------------
   Net Asset Value,
    Beginning of Period      $ 14.34   $ 17.53   $ 15.96   $ 13.07   $ 13.67
                             -------   -------   -------   -------   -------
   Income from Investment
    Operations:
    Net Investment Income       0.20      0.17      0.15      0.17      0.18
    Net Realized and
     Unrealized Gain (Loss)    (0.49)    (2.02)     2.98      3.84      0.30
                             -------   -------   -------   -------   -------
    Total From Investment
     Operations                (0.29)    (1.85)     3.13      4.01      0.48
                             -------   -------   -------   -------   -------
   Distributions:
    Net Investment Income      (0.20)    (0.17)    (0.16)    (0.18)    (0.24)
    In Excess of Net
     Investment Income         (0.02)    (0.01)      --        --        --
    Net Realized Gain          (0.37)    (1.16)    (1.40)    (0.94)    (0.84)
    In Excess of Net
     Realized Gain             (0.76)      --        --        --        --
                             -------   -------   -------   -------   -------
    Total Distributions        (1.35)    (1.34)    (1.56)    (1.12)    (1.08)
                             -------   -------   -------   -------   -------
   Net Asset Value, End of
    Period                   $ 12.70   $ 14.34   $ 17.53   $ 15.96   $ 13.07
                             =======   =======   =======   =======   =======
   Total Return                (2.05)% (10.24)%+   21.68%+   31.71%+    3.72%+
                             =======   =======   =======   =======   =======
   Ratios and Supplemental
    Data
    Net Assets, End of
     Period (Thousands)      $54,956   $64,842   $26,852   $22,552   $13,804
    Ratio of Expenses to
     Average Net Assets         1.25%     1.19%     0.99%     0.95%     0.95%
    Ratio of Net Investment
     Income to Average Net
     Assets                     1.44%     1.32%     0.97%     1.16%     1.89%
    Portfolio Turnover Rate       95%       48%       39%       55%       21%


  + Total return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.

Chicago Asset Management
Value/Contrarian Portfolio

  Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional informa-tion. The annual/semi-annual reports of the fund provide additional infor-mation about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the fund and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, the fund's privacy policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:


                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about the fund (including the state-ment of additional information) at the Securities and Exchange Commis-sion's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Wash-ington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-8544.

                                                                   [LOGO OF UAM]

                            UAM Funds
                            Funds for the Informed Investor sm

Clipper Focus Portfolio
Institutional Class Shares Prospectus                              July 30, 2001





                                 [LOGO OF UAM}

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

 Table Of Contents

Fund Summary..................................................................1

 What is the Fund's Objective?................................................1
 What are the Fund's Principal Investment Strategies?.........................1
 What are the Fund's Principal Risks?.........................................2
 How Has the Fund Performed?..................................................3
 What are the Fund's Fees and Expenses?.......................................4

Investing with the UAM Funds..................................................5

 Buying Shares................................................................5
 Redeeming Shares.............................................................7
 Exchanging Shares............................................................8
 Transaction Policies.........................................................9
 Account Policies............................................................10

Additional Information About the Fund........................................13

 Other Investment Practices and Strategies...................................13
 Investment Management.......................................................14
 Shareholder Servicing Arrangements..........................................15

Financial Highlights.........................................................16

 Fund Summary


WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

  The fund seeks long-term capital growth. The fund may change its invest-ment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The adviser invests like a long-term business partner would invest--it values a company's assets, projects long-term free cash flows and seeks shareholder-oriented management. The adviser's investment process is very research intensive and includes meeting with company management, competi-tors and customers. Some of the major factors the adviser considers when appraising an investment include balance sheet strength and the ability to generate earnings and free cash flow. The adviser's analysis gives little weight to current dividend income.

  The adviser prepares valuation models for each company being researched to identify companies that it believes the market has undervalued. The valua-tion models attempt to calculate each company's intrinsic value based on private market transactions and discounted cash flow. The adviser adds companies to the fund when their share price trades below the adviser's estimate of intrinsic value and sells companies when their share prices reach the adviser's estimate of intrinsic value.

  The adviser believes that its approach will lead to investments in domi-nant companies that:

  .   Have leading market positions.

  . Are in industries that are often "out-of-favor" in the investment com-munity.

  The fund will be more concentrated than the average equity mutual fund. The fund, which is a "non-diversified" mutual fund, generally contains be-tween 15 to 35 stocks. The fund will generally hold its investment in a particular company for an extended period. The adviser expects to invest fully the assets of the fund. Consequently, the adviser generally expects cash reserves to be less than 5% of the total assets of the fund.

Special Situations

  The fund may invest in special situations. A special situation arises when the adviser believes the securities of a particular company will appreci-ate in value within a reasonable period because of unique circumstances ap-plicable to that company. Special situations are events that could change or temporarily hamper the ongoing operations of a company, including, but not limited to:

  . Liquidations, reorganizations, recapitalizations, mergers or temporary financial liquidity restraints.

  . Material litigation, technological breakthroughs or temporary produc-tion or product introduction problems.

  . Natural disaster, sabotage or employee error and new management or management policies.

  Special situations affect companies of all sizes and generally occur re-gardless of general business conditions or movements of the market as a whole.

  Special situations often involve much greater risk than is inherent in or-dinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  Since the adviser selects securities for the fund using a value oriented approach, the fund takes on the risks that are associated with a value oriented investment approach. Value oriented mutual funds may not per-form as well as certain other types of mutual funds using different ap-proaches during periods when value investing is out of favor.

  Diversifying a mutual fund's investment can reduce the risks of investing by limiting the amount of money it invests in any one issuer. Since the fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, being non-di-versified may cause the value of its shares to be more sensitive to changes in the market value of a single issuer, relative to diversified mutual funds.



HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Re-turns are based on past results and are not an indication of future per-formance.

Calendar Year Returns


                                    [GRAPH]

                             1999          -1.88%
                             2000          44.29%

  During the periods shown in the chart for the fund, the highest return for a quarter was 20.56% (quarter ending 9/30/00) and the lowest return for a quarter was -6.25% (quarter ending 3/31/00). For the period from January 1, 2001, through June 30, 2001, the fund returned 4.79%.


Average Annual Returns For Periods Ended December 31, 2000


                                    Since
                            1 Year 9/10/98*
  -----------------------------------------
   Clipper Focus Portfolio  44.29%  24.84%
  -----------------------------------------
   S&P 500 Index**          -9.11%  16.22%


  * Beginning of operations. Index comparisons begin on August 31, 1998.

  ** S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 fi-nancial stocks, 40 utility stocks and 20 transportation stocks.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                        1.00%
  ---------------------------------------------
   Other Expenses                         0.40%
  ---------------------------------------------
   Total Annual Fund Operating Expenses*  1.40%


  * The fund's actual Total Annual Fund Operating Expenses for the most re-cent fiscal year were less than the amount shown above because the ad-viser waived a portion of its fees in order to keep Total Annual Fund Operating Expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the adviser may discontinue all or part of this waiver at any time. With this fee waiver, the fund's actual total annual operating expenses are as follows:


    Clipper Focus Portfolio  1.40%


   In addition, Other Expenses include amounts related to any expense off-set arrangement the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian. More Information about the fund's fees is provided in the "Investment Manage-ment--Investment Adviser" section.


Example

This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% re-turn on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years
            10 Years

--------------------------------------------------------------------------------
-------------------
   $143                   $443                              $766
             $1,680

 Investing with the UAM Funds


BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your state-ment to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the Internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465.

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at PO Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

  You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

  The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

     Trading Symbol                       CUSIP
     Fund Code

--------------------------------------------------------------------------------
-------------
      CLPRX                             902556786
        781

Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the fund directly by mail at UAM Funds, PO Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:

  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.


By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is cal-culated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock exchange clos-ing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securi-ties or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, un-less you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in the fund. This summary does not apply to shares held in an in-dividual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such ac-counts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distribu-tions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

  The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow share-holders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purpos-es. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

  Backup Withholding By law, the fund must withhold 31% of your distribu-tions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

 Additional Information about the Fund


OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concern-ing any of the fund's investment practices and its risks, you should read the SAI.

Derivatives

  The fund may invest in derivatives, a category of investments that in-cludes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an un-derlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objec-tives with derivatives. Successful use of a derivative depends on the de-gree to which prices of the underlying assets correlate with price move-ments in the derivatives the fund buys or sells. The fund could be nega-tively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Foreign Securities

  The fund may invest in securities of companies located outside of the United States, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other similar global instruments. When the fund in-vests in foreign securities, it will be subject to risks not typically as-sociated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associ-ated with investing directly in foreign securities. Foreign investments, especially those of companies in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and eco-nomic developments or changes in the value of foreign currency can make it more difficult for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign compa-nies can negatively affect investment decisions.

Short-Term Investing

  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, the fund may invest up to 100% of its as-sets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securi-ties also may temporarily deviate from the policy in other limited, appro-priate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Pacific Financial Research, Inc., a Massachusetts corporation located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, is the fund's investment adviser. The adviser manages and supervises the in-vestment of the fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services to corporations, foundations, endowments, pension funds and other institu-tions as well as individuals since 1981. Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc., a United Kingdom based fi-nancial services group.


  For its services, the fund has agreed to pay the adviser a fee of 1.00% of the fund's average net assets. In addition, the adviser has voluntarily agreed to limit the total expenses of the fund to 1.40% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The ad-viser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.99% of its average net assets in advisory fees to the adviser.

Portfolio Managers

  A team of the adviser's investment professionals has primary responsibil-ity for the day-to-day management of the fund.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or their service provid-ers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.


  The fund may pay all or part of the fees paid to financial representa-tives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The fund does not pay these service fees on shares purchased directly. In ad-dition, the adviser and its affiliates may, at their own expense, pay fi-nancial representatives for these services.

  Funds Distributor, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker, and that broker is entitled to receive distribution and/or servicing fees from the fund.

  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

 Financial Highlights

  The financial highlights table is intended to help you understand the fi-nancial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all divi-dends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.



   Periods Ended April 30,                       2001     2000      1999#
  ---------------------------------------------------------------------------
   Net Asset Value, Beginning of Period        $  10.87  $ 12.19   $ 10.00
                                               --------  -------   -------
   Income from Investment Operations:
    Net Investment Income                          0.21     0.16      0.05
    Net Realized and Unrealized Gain (Loss)        5.49    (1.18)     2.18
                                               --------  -------   -------
    Total From Investment Operations               5.70    (1.02)     2.23
                                               --------  -------   -------
   Distributions:
    Net Investment Income                         (0.21)   (0.16)    (0.04)
    Net Realized Gain                             (0.44)   (0.14)       --@
                                               --------  -------   -------
    Total Distributions                           (0.65)   (0.30)    (0.04)
                                               --------  -------   -------
   Net Asset Value, End of Period              $  15.92  $ 10.87   $ 12.19
                                               ========  =======   =======
   Total Return+                                  53.22%   (8.39)%   22.33%++
                                               ========  =======   =======
   Ratios and Supplemental Data
    Net Assets, End of Period (Thousands)      $272,069  $84,226   $64,135
    Ratio of Expenses to Average Net Assets        1.40%    1.40%     1.40%*
    Ratio of Net Investment Income to Average
     Net Assets                                    1.41%    1.47%     1.05%*
    Portfolio Turnover Rate                         111%      54%       22%


  # For the period from September 10, 1998 (commencement of operations), through April 30, 1999.
  @ Amount is less than $0.01 per share.
  * Annualized
  ++Not annualized
  + Total return would have been lower had certain fees not been waived by the adviser during the periods indicated.

Clipper Focus Portfolio

  Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional informa-tion. The annual/semi-annual reports of the fund provide additional infor-mation about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the fund and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, the fund's privacy policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:


                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about the fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-8544.


                                 [LOGO OF UAM]

                            UAM Funds
                            Funds for the Informed Investor /sm/


MJI International Equity Portfolio

Institutional Class Shares Prospectus                         July 30, 2001






                                 [LOGO OF UAM]

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

 Table Of Contents


Fund Summary...............................................................   1


 What is the Fund's Objective?.............................................   1
 What are the Fund's Principal Investment Strategies?......................   1
 What are the Fund's Principal Risks?......................................   2
 How Has the Fund Performed?...............................................   3
 What are the Fund's Fees and Expenses?....................................   3


Investing with the UAM Funds...............................................   5


 Buying Shares.............................................................   5
 Redeeming Shares..........................................................   7
 Exchanging Shares.........................................................   8
 Transaction Policies......................................................   9
 Account Policies..........................................................  10


Additional Information About the Fund......................................  13


 Other Investment Practices and Strategies.................................  13
 Investment Management.....................................................  14
 Shareholder Servicing Arrangements........................................  15
 Additional Classes........................................................  16


Financial Highlights.......................................................  17

 Fund Summary


WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

  The fund seeks to maximize total return, including both capital apprecia-tion and current income, by investing primarily in the common stocks of companies based outside of the United States. The fund may change its in-vestment objectives without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The fund normally invests at least 80% of its total assets in common stocks (including rights or warrants to purchase common stocks) of compa-nies located in at least three countries outside the United States. The fund invests primarily in securities of companies domiciled in developed countries, but may also invest in developing countries.

  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, pre-ferred stocks, convertible securities, rights and warrants.

  The adviser tries to minimize specific country and currency risks by di-versifying the investments of the fund throughout the world and within markets. The adviser's investment process begins by determining which in-ternational stock markets the fund should invest in and in what propor-tion. The adviser makes its decision by evaluating the various markets through a proprietary system called the Twenty Questions Analysis that analyzes macro-economic factors, value factors, market performance and trends in monetary policy.

  Once the adviser decides how to allocate the assets of the fund among the various international stock markets, it then compares the companies in each of those markets according to:

  .   Quality of management;

  .   Market position;

  .   Financial strength;

  .   Ability to earn competitive returns on equity and assets; and

  .   Growth potential.

The adviser selects stocks that it believes the market has undervalued com-pared to industry norms within their countries.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.


  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  Since the adviser selects securities for the fund using a value oriented approach, the fund takes on the risks that are associated with a value oriented investment approach. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.


  When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more vola-tile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficul-ties in obtaining information about foreign companies can negatively af-fect investment decisions. Unlike more established markets, emerging mar-kets may have governments that are less stable, markets that are less liq-uid and economies that are less developed.

HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in this class of the fund. The bar chart shows how performance of this class of the fund has varied from year to year. The average annual return table compares the average annual returns of this class of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns


                                    [GRAPH]

                                1995      9.64%
                                1996      7.79%
                                1997      6.01%
                                1998     15.53%
                                1999     34.77%
                                2000    -17.19%

  During the periods shown in the chart for this class of the fund, the highest return for a quarter was 19.68% (quarter ending 12/31/99) and the lowest return for a quarter was -13.87% (quarter ending 9/30/98). For the period from January 1, 2001, through June 30, 2001, the fund returned - 19.36%.


Average Annual Returns For Periods Ended December 31, 2000


                                                                      Since
                                                      1 Year  5 Year 9/16/94*
  ---------------------------------------------------------------------------
   MJI International Equity Portfolio                 -17.19% 8.06%   6.20%
  ---------------------------------------------------------------------------
   Morgan Stanley Capital International EAFE Index**  -14.17% 7.14%   7.31%


  *  Beginning of operations. Index comparisons begin on September 30, 1994.

  ** The Morgan Stanley Capital International EAFE Index is an unmanaged index comprised of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of this class of the fund.


Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                        0.75%
  ---------------------------------------------
   Other Expenses                         0.96%
  ---------------------------------------------
   Total Annual Fund Operating Expenses*  1.71%


  * The fund's actual Total Annual Fund Operating Expenses for the most re-cent fiscal year were less than the amount shown above because the ad-viser waived a portion of its fees in order to keep Total Annual Fund Operating Expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the adviser may discon-tinue all or part of this waiver at any time. With this fee waiver, the fund's actual total annual operating expenses are as follows:

   MJI International Equity Portfolio 1.49%


   In addition, Other Expenses include amounts related to any expense off-set arrangement the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian. More information about the fund's fees is provided in the "Investment Manage-ment--Investment Adviser" section.

Example

  This example can help you to compare the cost of investing in this class of the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in this class of the fund for the periods shown and then redeem all of your shares at the end of those periods. The exam-ple also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your ac-tual costs may be higher or lower, based on these assumptions your costs would be:



   1 Year                3 Years                           5 Years
            10 Years

--------------------------------------------------------------------------------
-------------------
    $174                  $539                              $928
             $2,019

 Investing with the UAM Funds


BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your state-ment to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the Internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465.

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at P.O. Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

  You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

  The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

     Trading
     Symbol                            CUSIP
          Fund Code

--------------------------------------------------------------------------------
------------------
     MJIEX                           902556703
             910

Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the time be-tween transactions and the percentage of the investor's account in-volved in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the fund directly by mail at UAM Funds, P.O. Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:

  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.


By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is cal-culated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of the assets attributable to a class of shares, subtracting the liabilities attribut-able to a class of shares and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value the investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds will determine an investment's fair value ac-cording to methods established by the Board. The UAM Funds value debt se-curities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.


Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the funds' shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the fund distributes its net investment income and its net capi-tal gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, unless you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in the fund. This summary does not apply to shares held in an in-dividual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such ac-counts may, however, be taxable at some time in the future. You should al-ways consult your tax advisor for specific guidance regarding the tax ef-fect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distribu-tions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

  The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow share-holders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purpos-es. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

  Backup Withholding By law, the fund must withhold 31% of your distribu-tions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

 Additional Information About the Fund


OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concern-ing any of the fund's investment practices and its risks, you should read the SAI.

Derivatives

  The fund may invest in derivatives, a category of investments that in-cludes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an un-derlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objec-tives with derivatives. Successful use of a derivative depends on the de-gree to which prices of the underlying assets correlate with price move-ments in the derivatives the fund buys or sells. The fund could be nega-tively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Short-Term Investing

  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, the fund may invest up to 100% of its as-sets in short-term high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securi-ties also may temporarily deviate from the policy in other limited, appro-priate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Murray Johnstone International, Ltd., located at 123 St. Vincent Street, Glasgow, Scotland G25EA, is the fund's investment adviser. The adviser manages and supervises the investment of the fund's assets on a discre-tionary basis. The adviser, a subsidiary of Aberdeen Asset Management plc. (Aberdeen), is an international investment adviser whose origins date back to 1907. Aberdeen has its headquarters in Aberdeen, Scotland, but also has offices in the United States, Singapore, Hong Kong, England, Ireland and Luxembourg. The adviser is formerly an affiliate of Old Mutual (US) Hold-ings Inc. (formerly named United Asset Management Corporation).


  For its services, the fund has agreed to pay the adviser a management fee of 0.75% of the fund's average net assets. In addition, the adviser has voluntarily agreed to limit the total expenses of the fund to 1.50% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.54% of its average net assets in advisory fees to the adviser.


Portfolio Managers

  Since the country decision is of first importance, the members of the Country Allocation Team are the key decision-makers for the fund, and their experience and judgement are critical. The team is comprised of James Clunie (Head of Allocation) and Andrew Preston.

  James Clunie is the Senior Investment Officer in charge of North American clients and a Director of Murray Johnstone International. Mr. Clunie is also responsible for research into the performance and continued develop-ment of the Twenty Questions Analysis. Mr. Clunie came to Murray Johnstone in 1989 after receiving his BS with Honors in Mathematics and Statistics from Edinburgh University. He has worked in the UK department and spent time in the United States, as a product specialist. He is a Certified Fi-nancial Analyst.

  Andrew Preston is a Senior Investment Officer and a Director of Murray Johnstone International. Among his responsibilities is oversight of accounts with special guidelines. He has been with Murray Johnstone for fourteen years, and has been a member of the UK and Japan teams. He also played a prominent role in the establishment of a joint venture company formed in 1986 to invest Japanese institutional funds internationally. Earlier in his career, Andrew was a diplomat in the Australian Department of Foreign Affairs. He is fluent in Japanese and Chinese.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or their service provid-ers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.


  The fund may pay all or part of the fees paid to financial representa-tives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate to the services performed. The fund does not pay these service fees on shares purchased directly. In ad-dition, the adviser and its affiliates may, at their own expense, pay fi-nancial representatives for these services.

  Funds Distributor, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees, where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker, and that broker is entitled to receive distribution and/or servicing fees from the fund.

  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to the fund. The adviser may pay its affiliated companies for dis-tribution and marketing services performed with respect to the fund.

ADDITIONAL CLASSES
-------------------------------------------------------------------------------

  The fund also offers Institutional Service Class shares, which pay market-ing or shareholder servicing fees. Since Institutional Service Class shares have higher expenses, their performance will likely be lower than the Institutional Class.

 Financial Highlights

  The financial highlights table is intended to help you understand the fi-nancial performance of this class of the fund for the fiscal periods indi-cated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in this class of the fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.



   Years Ended April 30,      2001      2000*     1999*     1998      1997
  ----------------------------------------------------------------------------
   Net Asset Value,
    Beginning of Period      $ 14.23   $ 12.85   $ 12.29   $ 10.65   $ 10.27
                             -------   -------   -------   -------   -------
   Income from Investment
    Operations:
    Net Investment Income
     (Loss)                     0.11     (0.01)     0.03      0.07      0.06
    Net Realized and
     Unrealized Gain (Loss)    (3.08)     2.59      0.82      2.02      0.42
                             -------   -------   -------   -------   -------
    Total From Investment
     Operations                (2.97)     2.58      0.85      2.09      0.48
                             -------   -------   -------   -------   -------
    Distributions:
    Net Investment Income      (0.29)      --      (0.07)    (0.04)    (0.01)
    In Excess of Net
     Investment Income           --@       --        --        --        --
    Net Realized Gain          (2.07)    (1.20)    (0.22)    (0.41)    (0.09)
    In Excess of Net
     Realized Gain             (0.63)      --        --        --        --
                             -------   -------   -------   -------   -------
    Total Distributions        (2.99)    (1.20)    (0.29)    (0.45)    (0.10)
                             -------   -------   -------   -------   -------
   Net Asset Value, End of
    Period                   $  8.27   $ 14.23   $ 12.85   $ 12.29   $ 10.65
                             =======   =======   =======   =======   =======
   Total Return               (23.26)%   20.07 %    7.17 %   20.39 %    4.67 %
                             =======   =======   =======   =======   =======
   Ratios and Supplemental
    Data
    Net Assets, End of
     Period (Thousands)      $30,934   $38,270   $21,006   $32,296   $28,818
    Ratio of Expenses to
     Average Net Assets         1.49 %    1.56 %    1.50 %    1.50 %    1.50 %
    Ratio of Net Investment
     Income (loss) to
     Average Net Assets         0.22 %   (0.11)%    0.21 %    0.60 %    0.68 %
    Portfolio Turnover Rate      112 %      85 %      48 %      80 %      47 %


  + Total return would have been lower had certain fees not been waived and certain expenses not been assumed by the adviser during the periods in-dicated.

  * Per share amounts are based on average outstanding shares for the years 1999 through 2000.

  @ Amount is less than $0.01 per share.

MJI International Equity Portfolio

  Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional informa-tion. The annual/semi-annual reports of the fund provide additional infor-mation about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the fund and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, the fund's private policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:


                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about the fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-8544.

                                 [LOGO OF UAM]

                            UAM Funds
                            Funds for the Informed Investor sm

MJI International Equity Portfolio
Institutional Service Class Shares Prospectus                      July 30, 2001





                                 [LOGO OF UAM]

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

 Table Of Contents


Fund Summary................................................................  1

  What is the Fund's Objective?.............................................  1
  What are the Fund's Principal Investment Strategies?......................  1
  What are the Fund's Principal Risks?......................................  2
  How Has the Fund Performed?...............................................  3
  What are the Fund's Fees and Expenses?....................................  3

Investing with the UAM Funds................................................  5

  Buying Shares.............................................................  5
  Redeeming Shares..........................................................  7
  Exchanging Shares.........................................................  8
  Transaction Policies......................................................  9
  Account Policies.......................................................... 10

Additional Information about the Fund....................................... 13

  Other Investment Practices and Strategies................................. 13
  Investment Management..................................................... 14
  Shareholder Servicing Arrangements........................................ 15
  Additional Classes........................................................ 16

Financial Highlights........................................................ 17

 Fund Summary



WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

  The fund seeks to maximize total return, including both capital apprecia-tion and current income, by investing primarily in the common stocks of companies based outside of the United States. The fund may change its in-vestment objective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The fund normally invests at least 80% of its total assets in common stocks (including rights or warrants to purchase common stocks) of compa-nies located in at least three countries outside the United States. The fund invests primarily in securities of companies domiciled in developed countries, but may also invest in developing countries.

  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, pre-ferred stocks, convertible securities, rights and warrants.

  The adviser tries to minimize specific country and currency risks by di-versifying the investments of the fund throughout the world and within markets. The adviser's investment process begins by determining which in-ternational stock markets the fund should invest in and in what propor-tion. The adviser makes its decision by evaluating the various markets through a proprietary system called the Twenty Questions Analysis that analyzes macro-economic factors, value factors, market performance and trends in monetary policy.

  Once the adviser decides how to allocate the assets of the fund among the various international stock markets, it then compares the companies in each of those markets according to:

  .   Quality of management;

  .   Market position;

  .   Financial strength;

  .   Ability to earn competitive returns on equity and assets; and

  .   Growth potential.

  The adviser selects stocks that it believes the market has undervalued compared to industry norms within their countries.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.


  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  Since the adviser selects securities for the fund using a value oriented approach, the fund takes on the risks that are associated with a value oriented investment approach. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.


  When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more vola-tile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficul-ties in obtaining information about foreign companies can negatively af-fect investment decisions. Unlike more established markets, emerging mar-kets may have governments that are less stable, markets that are less liq-uid and economies that are less developed.

HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in this class of the fund. The bar chart shows how performance of this class of the fund has varied from year to year. The average annual return table compares the average annual returns of this class of the fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

Calendar Year Returns


                                    [GRAPH]

                                1997      6.23%
                                1998     15.25%
                                1999     34.52%
                                2000    -17.44%

  During the periods shown in the chart for this class of the fund, the highest return for a quarter was 19.61% (quarter ending 12/31/99) and the lowest return for a quarter was -13.99% (quarter ending 9/30/98). For the period from January 1, 2001, through June 30, 2001, the fund returned - 19.55%.


Average Annual Returns For Periods Ended December 31, 2000


                                                                Since
                                                      1 Year  12/31/96*
  ---------------------------------------------------------------------
   MJI International Equity Portfolio                 -17.44%   7.88%
  ---------------------------------------------------------------------
   Morgan Stanley Capital International EAFE Index**  -14.17%   7.41%


  *  Beginning of operations. Index comparisons begin on December 31, 1996.

  * The Morgan Stanley Capital International EAFE Index is an unmanaged in-dex comprised of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of this class of the fund.


Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                        0.75%
  ---------------------------------------------
   Service (12b-1) Fees                   0.25%
  ---------------------------------------------
   Other Expenses                         0.87%
  ---------------------------------------------
   Total Annual Fund Operating Expenses*  1.87%


  * The fund's actual Total Annual Fund Operating Expenses for the most re-cent fiscal year were less than the amount shown above because the ad-viser waived a portion of its fees in order to keep Total Annual Fund Operating Expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the adviser may discon-tinue all or part of this waiver at any time. With this fee waiver, the fund's actual total annual operating expenses are as follows:


   MJI International Equity Portfolio                            1.72%


   In addition, Other Expenses include amounts related to any expense offset arrangement the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian. More information about the fund's fees is provided in the "Investment Management--Investment Adviser" section.


Example

  This example can help you to compare the cost of investing in this class of the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in this class of the fund for the periods shown and then redeem all of your shares at the end of those periods. The exam-ple also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your ac-tual costs may be higher or lower, based on these assumptions your costs would be:



   1 Year                3 Years                           5 Years
            10 Years

--------------------------------------------------------------------------------
-------------------
    $190                  $588                             $1,011
             $2,190

 Investing with the UAM Funds



BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your state-ment to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the Internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465.

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at P.O. Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

  You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

  The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

     Trading
     Symbol                            CUSIP
          Fund Code

--------------------------------------------------------------------------------
------------------
      MJIFX                          902556836
             911

Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the time be-tween transactions and the percentage of the investor's account in-volved in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the fund by mail at UAM Funds, P.O. Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:

  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.


By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is cal-culated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of the assets attributable to a class of shares, subtracting the liabilities attribut-able to a class of shares and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value the investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The UAM Funds will determine an investment's fair value ac-cording to methods established by the Board. The UAM Funds value debt se-curities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securities or foreign securities.


Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.
  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the funds' shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the fund distributes its net investment income and its net capi-tal gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, unless you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in the fund. This summary does not apply to shares held in an in-dividual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such ac-counts may, however, be taxable at some time in the future. You should al-ways consult your tax advisor for specific guidance regarding the tax ef-fect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distribu-tions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

  The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow share-holders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purpos-es. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you realize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribu-tions you received on the shares.

  Backup Withholding By law, the fund must withhold 31% of your distribu-tions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

 Additional Information About the Fund



OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concern-ing any of the fund's investment practices and its risks, you should read the SAI.

Derivatives

  The fund may invest in derivatives, a category of investments that in-cludes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an un-derlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objec-tives with derivatives. Successful use of a derivative depends on the de-gree to which prices of the underlying assets correlate with price move-ments in the derivatives the fund buys or sells. The fund could be nega-tively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Short-Term Investing

  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, the fund may invest up to 100% of its as-sets in short-term high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securi-ties may also temporarily deviate from the policy in other limited, appro-priate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have other-wise profited from if it were pursuing its normal strategies.

INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Murray Johnstone International, Ltd., located at 123 St. Vincent Street, Glasgow, Scotland G25EA, is the fund's investment adviser. The adviser manages and supervises the investment of the fund's assets on a discre-tionary basis. The adviser, a subsidiary of Aberdeen Asset Management plc. (Aberdeen), is an international investment adviser whose origins date back to 1907. Aberdeen has its headquarters in Aberdeen, Scotland, but also has offices in the United States, Singapore, Hong Kong, England, Ireland and Luxenbourg. The adviser is formerly an affiliate of Old Mutual (US) Hold-ings Inc. (formerly named United Asset Management Corporation).


  For its services, the fund has agreed to pay the adviser a management fee of 0.75% of the fund's average net assets. In addition, the adviser has voluntarily agreed to limit the total expenses of the fund to 1.75% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.54% of its average net assets in advisory fees to the adviser.


Portfolio Managers

  Since the country decision is of first importance, the members of the Country Allocation Team are the key decision-makers for the fund, and their experience and judgement are critical. The team is comprised of James Clunie (Head of Allocation) and Andrew Preston.

  James Clunie is the Senior Investment Officer in charge of North American clients and a Director of Murray Johnstone International. Mr. Clunie is also responsible for research into the performance and continued develop-ment of the Twenty Questions Analysis. Mr. Clunie came to Murray Johnstone in 1989 after receiving his BS with Honors in Mathematics and Statistics from Edinburgh University. He has worked in the UK department and spent time in the United States, as a product specialist. He is a Certified Fi-nancial Analyst.

  Andrew Preston is a Senior Investment Officer and a Director of Murray Johnstone International. Among his responsibilities is oversight of accounts with special guidelines. He has been with Murray Johnstone for fourteen years, and has been a member of the UK and Japan teams. He also played a prominent role in the establishment of a joint venture company formed in 1986 to invest Japanese institutional funds internationally. Earlier in his career, Andrew was a diplomat in the Australian Department of Foreign Affairs. He is fluent in Japanese and Chinese.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or their service provid-ers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

Distribution and Shareholder Services Plans

  The fund has adopted a Distribution Plan and a Shareholder Services Plan under Rule 12b-1 of the Investment Company Act of 1940 that permit the fund to pay broker-dealers, financial institutions and other third parties for the sale and distribution of its shares and for marketing and share-holder services. The 12b-1 plans allow the fund to pay up to 0.75% of its average daily net assets annually for these services. However, the fund is currently authorized to pay only 0.50% per year. Because this class of shares pays these fees out of its assets on an ongoing basis, over time, your shares may cost more than if you had paid another type of sales charge.


Shareholder Servicing

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.


  The fund may pay all or part of the fees paid to financial representa-tives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate to the services performed. The fund does not pay these service fees on shares purchased directly. In ad-dition, the adviser and its affiliates may, at their own expense, pay fi-nancial representatives for these services.

  Funds Distributor, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees, where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker, and that broker is entitled to receive distribution and/or servicing fees from the fund.

  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to the fund. The adviser may pay its affiliated companies for dis-tribution and marketing services performed with respect to the fund.

ADDITIONAL CLASSES
-------------------------------------------------------------------------------

  The fund also offers Institutional Class shares, which do not pay market-ing or shareholder servicing fees. Since Institutional Class shares have lower expenses, they are likely to perform better than the Institutional Service Class.

 Financial Highlights

  The financial highlights table is intended to help you understand the fi-nancial performance of this class of the fund for the fiscal periods indi-cated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in this class of the fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.



   Periods Ended April 30,     2001    2000**     1999**      1998     1997#
  ---------------------------------------------------------------------------
   Net Asset Value,
    Beginning of Period      $14.15    $12.81    $ 12.26    $10.65    $10.53
                             ------    ------    -------    ------    ------
   Income from Investment
    Operations:
    Net Investment Income
     (Loss)                    0.06     (0.07)     (0.01)     0.04      0.01
    Net Realized and
     Unrealized Gain (Loss)   (3.05)     2.61       0.82      2.02      0.11
                             ------    ------    -------    ------    ------
    Total From Investment
     Operations               (2.99)     2.54       0.81      2.06      0.12
                             ------    ------    -------    ------    ------
   Distributions:
    Net Investment Income     (0.29)      --       (0.04)    (0.04)      --
    In Excess of Net
     Investment Income          --@       --         --        --        --
    Net Realized Gain         (2.07)    (1.20)     (0.22)    (0.41)      --
    In Excess of Net
     Realized Gain            (0.63)      --         --        --        --
                             ------    ------    -------    ------    ------
    Total Distributions       (2.99)    (1.20)     (0.26)    (0.45)      --
                             ------    ------    -------    ------    ------
   Net Asset Value, End of
    Period                   $ 8.17    $14.15    $ 12.81    $12.26    $10.65
                             ======    ======    =======    ======    ======
   Total Return              (23.60)%+  19.81 %+    6.90 %+  20.11 %+   1.14%++
                             ======    ======    =======    ======    ======
   Ratios and Supplemental
    Data
    Net Assets, End of
     Period (Thousands)      $1,347    $2,767    $10,391    $7,251    $3,920
    Ratio of Expenses to
     Average Net Assets        1.72%     1.83 %     1.75 %    1.75 %    1.76%*
    Ratio of Net Investment
     Income (loss) to
     Average Net Assets       (0.01)%   (0.48)%    (0.12)%    0.29 %    0.59%*
    Portfolio Turnover Rate     112 %      85 %       48 %      80 %      47%


  # For the period from December 31, 1996 (Inception of Institutional Serv-ice Class Shares), through April 30, 1997.
  *  Annualized
  ++ Not annualized
  + Total return would have been lower had certain fees not been waived and certain expenses not been assumed by the adviser during the periods in-dicated.
  ** Per share amounts are based on average outstanding shares.

  @  Amount is less than $0.01 per share.

MJI International Equity Portfolio

  Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional informa-tion. The annual/semi-annual reports of the fund provide additional infor-mation about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the fund and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, the fund's privacy policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:


                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about the fund (including the state-ment of additional information) at the Securities and Exchange Commis-sion's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Wash-ington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-8544.

                                 [LOGO OF UAM]

                            UAM Funds
                            Funds for the Informed Investor /sm/


Pell Rudman Mid-Cap Growth Portfolio

Institutional Class Shares Prospectus                         July 30, 2001






                                                                   [LOGO OF UAM]

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

 Table of Contents



Fund Summary..................................................................1

 What is the Fund's Objective?................................................1
 What are the Fund's Principal Investment Strategies?.........................1
 What are the Fund's Principal Risks?.........................................2
 How Has the Fund Performed?..................................................3
 What are the Fund's Fees and Expenses?.......................................3

Investing with the UAM Funds..................................................5

 Buying Shares................................................................5
 Redeeming Shares.............................................................6
 Exchanging Shares............................................................8
 Transaction Policies.........................................................8
 Account Policies............................................................10

Additional Information About the Fund........................................13

 Other Investment Practices and Strategies...................................13
 Investment Management.......................................................14
 Shareholder Servicing Arrangements..........................................16

Financial Highlights.........................................................17

 Fund Summary



WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

  The fund seeks long-term capital appreciation. The fund may change its in-vestment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The primary focus of the fund is on quality growth companies with medium market capitalizations. The fund normally invests at least 80% of its to-tal assets in common stocks of companies with medium market capitaliza-tions, which are defined as companies with market capitalizations within the range of the Russell Mid-Cap Growth Index at the time of purchase. As of June 30, 2001, the Russell Mid-Cap Growth Index had a weighted average market capitalization of $6.7 billion. As of the same date, the smallest company in the Russell Mid-Cap Growth Index had a market capitalization of $32 million and the largest company had a market capitalization of $19.6 billion.


  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, pre-ferred stocks, convertible securities, rights and warrants.

  The adviser emphasizes bottom-up (i.e., it focuses on individual stocks rather than industries or sectors) fundamental stock selection that con-centrates on companies that it believes can deliver consistently strong earnings growth, cash flow growth, and return on equity. The adviser looks for a proven history of growth because it believes that such a history is indicative of the value of the underlying franchise or market position. These companies typically have a proprietary product or business approach that allows them to be leaders within their respective industries. The ad-viser also looks for strong management that is shareholder-oriented and is pursuing a clear, profit-oriented business strategy.

  The adviser narrows potential candidates by looking for companies that may outperform in the future and/or possess a catalyst that may allow the stock to recognize its potential. Typical catalysts include:

  .   New products.

  .   Acceleration in revenues.

  .   Expanding profit margins.

  . Companies with strong growth-oriented fundamentals that have experi-enced a recent and/or significant correction in valuation.

  .   Companies with positive earnings momentum.

  The adviser also emphasizes diversification in terms of sector exposure as well as the number of securities held, and normally expects low turnover of holdings.

  Companies are constantly evaluated in terms of growth characteristics rel-ative to valuations by comparing the price-to-earnings growth rate of cur-rent fund holdings to potential purchase candidates. Securities are con-sidered candidates for sale based on their performance relative to certain benchmarks. The adviser may also sell a security at any time because of deteriorating fundamentals, valuations or relative performance.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the advisor did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.


  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management.

  Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have nar-rower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

  Growth funds may not perform as well as other types of mutual funds when growth investing is out of favor. The values of growth stocks may be more sensitive to changes in current or expected earnings than the value of other stocks.

HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares average annual re-turns of the fund to those of a broad-based securities market index. Re-turns are based on past results and are not an indication of future per-formance.

Calendar Year Returns


                                    [GRAPH]

                             1999          35.69%
                             2000           6.62%





During the periods shown in the chart for the fund, the highest return for a quarter was 26.15% (quarter ending 12/31/99) and the lowest return for a quar-ter was -11.73% (quarter ending 12/31/00). For the period from January 1, 2001, through June 30, 2001, the fund returned -6.94%.


Average Annual Returns For Periods Ended December 31, 2000


                                                  Since
                                         1 Year  9/10/98*
  -------------------------------------------------------
   Pell Rudman Mid-Cap Growth Portfolio    6.62%  28.93%
  -------------------------------------------------------
   Russell Mid-Cap Growth Index**        -11.75%  29.15%


  *  Beginning of operations. Index comparisons begin on August 31, 1998.


  ** The Russell Mid-Cap Growth Index is an unmanaged index of U.S. compa-nies with mid market capitalizations that exhibit higher price-to-book ratios and higher forecasted growth values.


WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                        1.00%
  ---------------------------------------------
   Other Expenses                         0.89%
  ---------------------------------------------
   Total Annual Fund Operating Expenses*  1.89%


  * The fund's actual Total Annual Fund Operating Expenses for the most re-cent fiscal year were less than the amount shown above because the ad-viser waived a portion of its fees in order to keep Total Annual Fund Operating Expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the adviser may discontinue all or part of this waiver at any time. With this fee waiver, the fund's actual total annual operating expenses are as follows:


   Pell Rudman Mid-Cap Growth Portfolio    1.30%

   In addition, Other Expenses include amounts related to any expense off-set arrangement the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian. More information about the fund's fees is provided in the "Investment Manage-ment--Investment Adviser" section.


Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years
            10 Years

--------------------------------------------------------------------------------
-------------------
    $192                  $594                             $1,021
             $2,212

 Investing With The UAM Funds



BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your state-ment to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the Internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465.

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at P.O. Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

  You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

  The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

   Trading Symbol                        CUSIP
      Fund Code

--------------------------------------------------------------------------------
--------------
       PRMIX                           902556760
         920

Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the fund directly by mail at UAM Funds, P.O. Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:

  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.


By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.


  Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.


Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (gener-ally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock exchange clos-ing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securi-ties or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the funds' shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the

  UAM Funds may pay all or part of your redemption proceeds with securities instead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, un-less you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in the fund. This summary does not apply to shares held in an in-dividual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such ac-counts may, however, be taxable at some time in the future. You should al-ways consult your tax advisor for specific guidance regarding the tax ef-fect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to secu-rities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are gener-ally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

  The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow share-holders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purpos-es. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

  Backup Withholding By law, the fund must withhold 31% of your distribu-tions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

 Additional Information About The Fund




OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concern-ing any of the fund's investment practices and its risks, you should read the SAI.

Derivatives

  The fund may invest in derivatives, a category of investments that in-cludes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an un-derlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objec-tives with derivatives. Successful use of a derivative depends on the de-gree to which prices of the underlying assets correlate with price move-ments in the derivatives the fund buys or sells. The fund could be nega-tively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Foreign Securities

  The fund may invest in securities of companies located outside of the United States, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other similar global instruments. When the fund in-vests in foreign securities, it will be subject to risks not typically as-sociated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associ-ated with investing directly in foreign securities. Foreign investments, especially those of companies in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and eco-nomic developments or changes in the value of foreign currency can make it more difficult for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign compa-nies can negatively affect investment decisions.

Short-Term Investing

  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, the fund may invest up to 100% of its as-sets in short-term high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securi-ties also may temporarily deviate from the policy in other limited, appro-priate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Pell Rudman Trust Company, N.A., a nationally chartered trust company lo-cated at 100 Federal Street, Boston, Massachusetts 02110, is the fund's investment adviser. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Cor-poration), has provided comprehensive and integrated financial services to individuals and selected institutional clients since 1980. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual, plc, a financial services group based in the United Kingdom.






  On April 27, 2001, INVESCO North American Holdings, Inc., a wholly owned subsidiary of AMVESCAP, plc, entered into an agreement with Old Mutual
  (US) Holdings Inc. and its parent company Old Mutual, plc to purchase Pell Rudman Trust Company, N.A. and its parent company. The transaction is ex-pected to close August 2, 2001.


  The closing of the transaction will result in an "assignment" of the fund's advisory agreement with Pell Rudman Trust Company, N.A. Under the Investment Company Act of 1940, an assignment of the advisory agreement terminates the agreement. In anticipation of the closing of this transaction, the Board of Trustees of UAM Funds approved and UAM Funds, on behalf of the fund, has entered into an interim advisory agreement (In-terim Agreement) with INVESCO Funds Group, Inc. (INVESCO). The Interim Agreement appoints INVESCO as the investment adviser to the fund and au-thorizes INVESCO, located at 7800 East Union Avenue, Denver, Colorado, to make investment decisions for the fund. The Board of Trustees of UAM Funds has further recommended for shareholder approval a new investment advisory agreement with INVESCO. Shareholders will be notified at a later date as to the date of a shareholder meeting to approve a proposed new advisory agreement. For the period from the closing of the transaction through the shorter of shareholder approval of a new advisory agreement or 150 days, the fund will operate under the Interim Agreement that was approved by the Board of Trustees.


  On June 29, 2001, the Board of Trustees of the UAM Funds also approved the proposed reorganization of the Pell Rudman Mid-Cap Growth Portfolio into the INVESCO Mid Cap Growth Fund of INVESCO Counselor Series Funds, Inc. The proposed reorganization will be submitted to a vote of the sharehold-ers of the Pell Rudman Mid-Cap Growth Portfolio on or about September 14, 2001. If the reorganization is approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of the Pell Rudman Mid-Cap Growth Portfolio will be transferred to the INVESCO Mid Cap Growth Fund, and the shareholders of the Pell Rudman Mid-Cap Growth Portfolio will become shareholders of the INVESCO Mid Cap Growth Fund. A proxy statement with respect to the reorganization will be mailed to sharehold-ers in advance of the meeting. If the reorganization is approved by share-holders, it is expected that the reorganization will occur on October 1, 2001.


  For its services, the fund has agreed to pay the adviser a management fee equal to 1.00% of the fund's average net assets. In addition, the adviser has voluntarily agreed to limit the total expenses of the fund to 1.30% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund.




  The adviser intends to continue its expense limitation until further no-tice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.41% of its average net assets in advisory fees to the adviser.

Portfolio Managers

  A team of investment professionals has primary responsibility for the day-to-day management of the fund.


  It is expected that upon INVESCO's assumption of portfolio management re-sponsibilities, the following individual will be primarily responsible for the day-to-day management of the fund's portfolio holdings:


  Timothy J. Miller, Chief Investment Officer and a director and senior vice president of INVESCO. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He is a Chartered Financial Ana-lyst. Tim holds an M.B.A. from the University of Missouri- St. Louis and a B.S.B.A. from St. Louis University.



SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or their service provid-ers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.


  The fund may pay all or part of the fees paid to financial representa-tives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate to the services performed. The fund does not pay these service fees on shares purchased directly. In ad-dition, the adviser and its affiliates may, at their own expense, pay fi-nancial representatives for these services.

  Funds Distributor, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees, where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker, and that broker is entitled to receive distribution and/or servicing fees from the fund.

  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to the fund. The adviser may pay its affiliated companies for dis-tribution and marketing services performed with respect to the fund.

 Financial Highlights


  The financial highlights table is intended to help you understand the fi-nancial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all divi-dends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.



   Periods Ended April 30,                      2001      2000     1999#
  --------------------------------------------------------------------------
   Net Asset Value, Beginning of Period        $ 19.03   $ 12.76   $10.00
                                               -------   -------   ------
   Income from Investment Operations:
    Net Investment Income                        (0.13)    (0.12)   (0.02)
    Net Realized and Unrealized Gain (Loss)      (2.38)     6.41     2.78
                                               -------   -------   ------
    Total From Investment Operations             (2.51)     6.29     2.76
                                               -------   -------   ------
   Distributions:
    Net Realized Gain                            (0.68)    (0.02)     --
    In Excess of Net Realized Gain               (0.96)      --       --
    Return of Capital                            (0.10)      --       --
                                               -------   -------   ------
    Total Distributions                          (1.74)    (0.02)     --
   Net Asset Value, End of Period              $ 14.78   $ 19.03   $12.76
                                               =======   =======   ======
   Total Return+                                (13.60)%   49.49%   27.50%++
                                               =======   =======   ======
   Ratios and Supplemental Data
    Net Assets, End of Period (Thousands)      $19,742   $17,703   $6,185
    Ratio of Expenses to Average Net Assets       1.30%     1.31%    1.30%*
    Ratio of Net Investment Income to Average
     Net Assets                                  (0.90)%   (0.95)%  (0.68)%*
    Portfolio Turnover Rate                         41%       42%      24%


  # For the period from September 10, 1998 (commencement of operations), through April 30, 1999.
  *  Annualized
  ++ Not annualized
  + Total return would have been lower had certain fees not been waived and certain expenses not been assumed by the adviser during the periods in-dicated.

 Pell Rudman Mid-Cap Growth Portfolio


  Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional informa-tion. The annual/semi-annual reports of the fund provide additional infor-mation about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the fund and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, the fund's privacy policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:


                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about the fund (including the state-ment of additional information) at the Securities and Exchange Commis-sion's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Wash-ington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-8544.

                                 [LOGO OF UAM]

                                             UAM Funds
                                             Funds for the Informed Investor/sm/

PIC Twenty Portfolio

Institutional Class Shares Prospectus                         July 30, 2001






                                                                   [LOGO OF UAM]

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

 Table Of Contents



Fund Summary .......................1


 What is the Fund's Objective? .....1
 What are the Fund's Principal
   Investment Strategies?
   .................................1
 What are the Fund's Principal Risks?
   .................................2
 How Has The Fund Performed? .......3
 What are the Fund's Fees and
   Expenses? .......................4


Investing with the UAM Funds........6


 Buying Shares .....................6
 Redeeming Shares ..................8
 Exchanging Shares .................9
 Transaction Policies .............10
 Account Policies .................11


Additional Information about the
  Fund.............................14


 Other Investment Practices and
   Strategies .....................14
 Investment Management ............15
 Shareholder Servicing Arrangements
   ................................16


Financial Highlights...............17

 Fund Summary



WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

  The fund seeks long-term growth of capital. The fund may change its objec-tive without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

In What Types of Securities does the Fund Invest?

  Normally, the fund invests in approximately 20-30 stocks selected primar-ily from the stocks contained within the S&P/BARRA Growth and Russell 1000 Growth Indices. The fund may also invest in companies contained within the S&P/BARRA Value and Russell 1000 Value Indices. The fund primarily empha-sizes large companies (i.e., companies with market capitalizations of $5 billion or greater at the time of purchase). Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible se-curities, rights and warrants.

How Does the Adviser Select Securities for the Fund?

  The adviser narrows the fund's universe of potential investments to develop a watch list of approximately 350 names by screening for:

  . Large companies (i.e., companies with market capitalization of $5 bil-lion or greater at the time of purchase);

  . Companies that meet its revenue and earnings growth expectations (nor-mally exceeding the average revenue and earnings growth expectations for the market on which the security is primarily traded); and

  . Companies that the adviser believes possess superior financial charac-teristics relative to the company's competitors/peers and that of the market on which the security is primarily traded.

  Through further research employing technical and fundamental screens, com-pany contact and communication with other research firms, the adviser de-velops a buy list of no more than 60 stocks. Using a "bottom-up" security selection process (i.e., focusing on individual stocks rather than indus-tries or sectors) the adviser searches for companies:

  . Possessing at least one catalyst for growth, such as new products, ex-ploiting demographic trends, proprietary products, gaining market share and/or a changing cost structure in order to attain or maintain very strong earnings per share growth;


  .   Where management owns a significant portion of the company's stock;
      and

  . Having strong management goals and growth plans supported by stringent controls and a commitment to enhancing shareholder value.

  Finally, the adviser conducts regular meetings of its Fund Management Team, during which the team reviews individual security holdings and weightings, proposed new purchases and sales, sector weights, and perfor-mance attribution. The team evaluates a number of key economic and market criteria, and assesses the current environment for equity investments to help confirm its analysts' stock recommendations. The adviser then focuses the assets of the fund on its best investment ideas.

  The adviser considers selling a stock when:

  .   It is no longer a top analyst pick;

  . There is a fundamental change in the outlook of the company or the company's industry;

  .   It has met or exceeded the adviser's price target;

  .   It has declined 20% from a recent high or the purchase price;

  .   It is a bottom decile performer;

  . Its relative price/earnings ratio indicates that the stock is over-valued;

  .   The adviser decides to de-emphasize an industry sector; and

  . The adviser identifies a more attractive alternative based on the ad-viser's investment criteria.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.


  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earn-ings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a spe-cific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vul-nerable to adverse developments than larger companies.

  Diversifying a mutual fund's investment can reduce the risks of investing by limiting the amount of money it invests in any one issuer. Since the fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, being non-di-versified may cause the value of the fund's shares to be more sensitive to changes in the market value of a single issuer relative to diversified mu-tual funds.


HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Re-turns are based on past results and are not an indication of future per-formance.

Calendar Year Returns


                                    [GRAPH]

                                2000    -28.90%

  During the periods shown in the chart for the fund, the highest return for a quarter was 4.20% (quarter ending 3/31/00) and the lowest return for a quarter was -27.08% (quarter ending 12/31/00). For the period from January 1, 2001 through June 30, 2001, the fund returned -30.24%.

Average Annual Returns For Periods Ended December 31, 2000


                                   Since
                         1-Year  12/29/99*
  ----------------------------------------
   PIC Twenty Portfolio  -28.90%  -28.77%
  ----------------------------------------
   S&P 500 Index**        -9.11%   -9.11%


  *   Beginning of operations, Index comparisons begin on 12/31/99.

  ** The S&P 500 Index is an unmanaged index comprised of stocks represent-ing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                        0.90%
  ---------------------------------------------
   Other Expenses                         0.98%
  ---------------------------------------------
   Total Annual Fund Operating Expenses*  1.88%


  * The fund's actual Total Annual Fund Operating Expenses for the most recent fiscal year were less than the amount shown above because the adviser waived a portion of its fees in order to keep Total Annual Fund Operating Expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the adviser may dis-continue all or part of this waiver at any time. With this fee waiver, the fund's actual total annual operating expenses are as follows:


   PIC Twenty Portfolio 1.30%

   In addition, Other Expenses include amounts related to any expense off-set arrangement the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian. More information about the fund's fees is provided in the "Investment Man-agement--Investment Adviser" section.

Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years
            10 Years

--------------------------------------------------------------------------------
-------------------
    $191                  $591                             $1,016
             $2,201

 Investing with the UAM Funds


BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your state-ment to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the Internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465.

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at P.O. Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

  You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

  The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

     Trading
                Fund
     Symbol                              CUSIP
                Code

--------------------------------------------------------------------------------
-------------------
     PICTX                             902556737
                788

Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the fund directly by mail at UAM Funds, P.O. Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:


  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.


By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is cal-culated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock exchange clos-ing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securi-ties or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the funds' shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, un-less you elect on your account application to receive them in cash.


Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in the fund. This summary does not apply to shares held in an in-dividual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such ac-counts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distribu-tions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.


  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

  The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow share-holders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purpos-es. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

  Backup Withholding By law, the fund must withhold 31% of your distribu-tions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

 Additional Information about the Fund



OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concern-ing any of the fund's investment practices and its risks, you should read the SAI.

Derivatives

  The fund may invest in derivatives, a category of investments that in-cludes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an un-derlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objec-tives with derivatives. Successful use of a derivative depends on the de-gree to which prices of the underlying assets correlate with price move-ments in the derivatives the fund buys or sells. The fund could be nega-tively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Foreign Securities

  The fund may invest in securities of companies located outside of the United States, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other similar global instruments. When the fund in-vests in foreign securities, it will be subject to risks not typically as-sociated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associ-ated with investing directly in foreign securities. Foreign investments, especially those of companies in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and eco-nomic developments or changes in the value of foreign currency can make it more difficult for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and dif-ficulties in obtaining information about foreign companies can negatively affect investment decisions.

Short-Term Investing

  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, the fund may invest up to 100% of its as-sets in short-term high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes pursuing the fund's investment objective will sub-ject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may also temporarily deviate from the policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Provident Investment Counsel, located at 300 North Lake Avenue, Pasadena, California 91101, is the fund's investment adviser. The adviser manages and supervises the investment of the fund's assets on a discretionary ba-sis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment man-agement services to a variety of investors since 1951. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc., a financial services group based in the United Kingdom.


  For its services, the fund has agreed to pay the adviser a management fee of 0.90% of the fund's average net assets. In addition, the adviser has voluntarily agreed to limit the total expenses of the fund to 1.30% of the fund's average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time.


  During its most recent fiscal year, the fund paid 0.32% of its average net assets in advisory fees to the adviser.


Portfolio Managers

  A team of the adviser's investment professionals has primary responsibil-ity for the day-to-day management of the fund.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or their service provid-ers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.


  The fund may pay all or part of the fees paid to financial representa-tives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate to the services performed. The fund does not pay these service fees on shares purchased directly. In ad-dition, the adviser and its affiliates may, at their own expense, pay fi-nancial representatives for these services.

  Funds Distributor, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees, where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker, and that broker is entitled to receive distribution and/or servicing fees from the fund.

  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to the fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the fund.

 Financial Highlights

  The financial highlights table is intended to help you understand the fi-nancial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all divi-dends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.



   Period Ended April 30,                                  2001      2000#
  -----------------------------------------------------------------------------
   Net Asset Value, Beginning of Period                   $  9.61   $ 10.00
                                                          -------   -------
   Income from Investment Operations:
    Net Investment Income                                   (0.04)    (0.02)
    Net Realized and Unrealized Gain (Loss)                 (4.15)    (0.37)++
                                                          -------   -------
    Total From Investment Operations                        (4.19)    (0.39)
                                                          -------   -------
   Net Asset Value, End of Period                         $  5.42   $  9.61
                                                          =======   =======
   Total Return+                                           (43.60)%   (3.90)%++
                                                          =======   =======
   Ratios and Supplemental Data
    Net Assets, End of Period (Thousands)                 $26,650   $31,309
    Ratio of Expenses to Average Net Assets                  1.30%     1.31%*
    Ratio of Net Investment Income to Average Net Assets    (0.78)%   (0.57)%*
    Portfolio Turnover Rate                                   137%       80%


  # For the period from December 29, 1999 (commencement of operations), through April 30, 2000.
  * Annualized
  ++Not annualized
  + Total return would have been lower had certain fees not been waived and certain expenses not been assumed by the adviser during the periods.

  ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period, be-cause of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments of the portfo-lio.

PIC Twenty Portfolio

  Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional informa-tion. The annual/semi-annual reports of the fund provide additional infor-mation about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the fund and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, the fund's privacy policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:


                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about the fund (including the state-ment of additional information) at the Securities and Exchange Commis-sion's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Wash-ington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-8544.

                                                                  [LOGO OF UAM]

                            UAM Funds
                            Funds for the Informed Investor /sm/

Sirach Growth II Portfolio



Institutional Class Shares Prospectus                         July 30, 2001





                                 [LOGO OF UAM}

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

 Table Of Contents


Fund Summary..................................................................1

 What is the Fund's Objective?................................................1
 What are the Fund's Principal Investment Strategies?.........................1
 What are the Fund's Principal Risks?.........................................1
 How Has the Fund Performed?..................................................2
 What are the Fund's Fees and Expenses?.......................................3

Investing with the UAM Funds..................................................4

 Buying Shares................................................................4
 Redeeming Shares.............................................................6
 Exchanging Shares............................................................7
 Transaction Policies.........................................................8
 Account Policies.............................................................9

Additional Information about the Fund........................................12

 Other Investment Practices and Strategies...................................12
 Investment Management.......................................................13
 Shareholder Servicing Arrangements..........................................14

Financial Highlights.........................................................15

 Fund Summary



WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

  The fund seeks to provide long-term capital growth, consistent with rea-sonable risk to principal, by investing primarily in common stocks of com-panies that offer long-term growth potential. The fund may change its ob-jective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The fund normally seeks to achieve its objective by investing primarily in common stocks of companies of all sizes. While the fund mainly invests in common stocks, it may also invest in other types of equity securities.


  The adviser invests the fund's assets in common stocks of companies that rank high on its proprietary ranking system. The adviser's system ranks securities using historical earnings growth and consistency, earnings ac-celeration, prospective earnings "surprise" probabilities, relative price strength and valuation. The adviser further narrows the list of potential investments using traditional fundamental security analysis, focusing par-ticular attention on identifying the factors influencing earnings, understanding competitive advantages and examining earnings sustain-ability. The adviser believes that companies that have ranked highly ac-cording to its analysis are likely to provide rates of return over an ex-tended period relative to the stock market in general.


  The adviser identifies a review price for each security (approximately 20% below its purchase price) at the time it purchases the security. The ad-viser continuously monitors the fund's investments and, if the price of a security declines below its review price, the adviser may sell some or all of that security.

  Normally, the fund expects that cash reserves will represent less than 20% of its assets.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management.

  Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have nar-rower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volumes.

  Growth funds may not perform as well as other types of mutual funds when growth investing is out of favor. The values of growth stocks may be more sensitive to changes in current or expected earnings than the value of other stocks.

HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Re-turns are based on past results and are not an indication of future per-formance.

Calendar Year Returns


                                    [GRAPH]

                             1998          18.57%
                             1999          14.05%
                             2000         -17.76%

  During the periods shown in the chart for the fund, the highest return for a quarter was 21.86% (quarter ending 12/31/98) and the lowest return for a quarter was -15.82% (quarter ending 12/31/00). For the period from January 1, 2001, through June 30, 2001, the fund returned -14.78%.

Average Annual Returns For Periods Ended December 31, 2000


                                         Since
                               1 Year  10/02/97*
  ----------------------------------------------
   Sirach Growth II Portfolio  -17.76%   3.26%
  ----------------------------------------------
   S&P 500 Index**              -9.11%  12.24%


  * Beginning of operations. Index comparisons begin on September 30, 1997. ** The S&P 500 Index is an unmanaged index comprised of stocks represent-
     ing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.

   Management Fees                       0.70%
  --------------------------------------------
   Other Expenses                        0.73%
  --------------------------------------------
   Total Annual Fund Operating Expenses  1.43%

Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   1 Year                3 Years                           5 Years
            10 Years

--------------------------------------------------------------------------------
-------------------
   $146                   $452                              $782
             $1,713

 Investing with the UAM Funds




BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your state-ment to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the Internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465.

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at P.O. Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

  You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

  The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

   Trading Symbol                        CUSIP
      Fund Code

--------------------------------------------------------------------------------
--------------
   HANSX                               902556844
         649

Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the fund directly by mail at UAM Funds, P.O. Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:

  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.


By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.


  Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is cal-culated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock exchange clos-ing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securi-ties or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the funds' shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, un-less you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in the fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such ac-counts may, however, be taxable at some time in the future. You should al-ways consult your tax advisor for specific guidance regarding the tax ef-fect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distribu-tions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

  The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow share-holders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purpos-es. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

  Backup Withholding By law, the fund must withhold 31% of your distribu-tions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

 Additional Information About the Fund


OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concern-ing any of the fund's investment practices and its risks, you should read the SAI.

Derivatives

  The fund may invest in derivatives, a category of investments that in-cludes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an un-derlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objec-tives with derivatives. Successful use of a derivative depends on the de-gree to which prices of the underlying assets correlate with price move-ments in the derivatives the fund buys or sells. The fund could be nega-tively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Foreign Securities

  The fund may invest in securities of companies located outside of the United States, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other similar global instruments. When the fund in-vests in foreign securities, it will be subject to risks not typically as-sociated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associ-ated with investing directly in foreign securities. Foreign investments, especially those of companies in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and eco-nomic developments or changes in the value of foreign currency can make it more difficult for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign compa-nies can negatively affect investment decisions.

Short-Term Investing

  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, the fund may invest up to 100% of its as-sets in short-term high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securi-ties may also temporarily deviate from the policy in other limited, appro-priate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Sirach Capital Management Company, Inc. (Sirach), a Washington corporation located at 520 Pike Tower, 28th Floor, Seattle, Washington 98101-1389, is the fund's investment adviser. Sirach has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, endowments, trusts, estates and other institutions and indi-viduals since 1970. Sirach is an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation). Old Mutual (US) Hold-ings Inc. is a subsidiary of Old Mutual plc., a financial services group based in the United Kingdom. Prior to August 4, 2000, Hanson Investment Management Company (Hanson), a former affiliated company of the adviser, was the fund's investment adviser.


  During its most recent fiscal year, the fund paid Sirach and Hanson 0.70% of its average net assets in advisory fees for the period each adviser managed the fund.


Portfolio Managers

  A team of the adviser's investment professionals has primary responsibil-ity for the day-to-day management of the fund.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or their service provid-ers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.


  The fund may pay all or part of the fees paid to financial representa-tives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate to the services performed. The fund does not pay these service fees on shares purchased directly. In ad-dition, the adviser and its affiliates may, at their own expense, pay fi-nancial representatives for these services.

  Funds Distributor, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees, where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker, and that broker is entitled to receive distribution and/or servicing fees from the fund.

  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to the fund. The adviser may pay its affiliated companies for dis-tribution and marketing services performed with respect to the fund.

 Financial Highlights


  The financial highlights table is intended to help you understand the fi-nancial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all divi-dends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.



   Periods Ended April 30,              2001      2000      1999      1998#
  -----------------------------------------------------------------------------
   Net Asset Value, Beginning of
    Period                             $ 12.64   $ 13.19   $ 11.38   $ 10.00
                                       -------   -------   -------   -------
   Income from Investment
    Operations:
    Net Investment Income                (0.07)    (0.03)    (0.04)    (0.02)
    Net Realized and Unrealized Gain
     (Loss)                              (3.29)    (0.13)     1.91      1.40
                                       -------   -------   -------   -------
    Total From Investment Operations     (3.36)    (0.16)     1.87      1.38
                                       -------   -------   -------   -------
   Distributions:
    Net Realized Gain                    (0.28)    (0.39)    (0.06)      --
    In Excess of Net Realized Gain       (0.68)      --        --        --
                                       -------   -------   -------   -------
    Total Distributions                  (0.96)    (0.39)    (0.06)      --
                                       -------   -------   -------   -------
   Net Asset Value, End of Period      $  8.32   $ 12.64   $ 13.19   $ 11.38
                                       =======   =======   =======   =======
   Total Return                         (27.64)%   (1.20)%   16.52%    13.80%++
                                       =======   =======   =======   =======
   Ratios and Supplemental Data
    Net Assets, End of Period
     (Thousands)                       $23,152   $30,003   $30,450   $25,690
    Ratio of Expenses to Average Net
     Assets                               1.43%     1.43%     1.40%     1.56%*
    Ratio of Net Investment Income
     (Loss) to Average Net Assets        (0.69)%   (0.27)%   (0.38)%   (0.35)%*
    Portfolio Turnover Rate                129%       41%       28%       11%


  # For the period from October 2, 1997 (commencement of operations), through April 30, 1998.
  *  Annualized
  ++ Not annualized

Sirach Growth II Portfolio

  Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional informa-tion. The annual/semi-annual reports of the fund provide additional infor-mation about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the fund and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, the fund's privacy policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:


                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about the fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-8544.

                                 [LOGO OF UAM]

                            UAM Funds
                            Funds for the Informed Investor sm

TJ Core Equity Portfolio

Institutional Service Class Shares Prospectus                 July 30, 2001






                                 [LOGO OF UAM}

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

 Table Of Contents


Fund Summary..................................................................1

 What is the Fund's Objective?................................................1
 What are the Fund's Principal Investment Strategies?.........................1
 What are the Fund's Principal Risks?.........................................2
 How Has the Fund Performed?..................................................3
 What are the Fund's Fees and Expenses?.......................................4

Investing with the UAM Funds..................................................5

 Buying Shares................................................................5
 Redeeming Shares.............................................................6
 Exchanging Shares............................................................8
 Transaction Policies.........................................................8
 Account Policies............................................................10

Additional Information about the Fund........................................13

 Other Investment Practices and Strategies...................................13
 Investment Management.......................................................14
 Shareholder Servicing Arrangements..........................................15

Financial Highlights.........................................................17

 Fund Summary




WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

  The fund seeks maximum total return consistent with reasonable risk to principal by investing in the common stock of quality companies with lower valuations in sectors of the economy exhibiting strong, or improving, rel-ative performance. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  Normally, the fund invests at least 80% of its total assets in equity se-curities. These investments will consist primarily of common stocks of companies with market capitalizations greater than $800 million at the time of purchase. The fund may also invest up to 20% of its assets in in-vestment-grade debt securities. The adviser expects the fund to hold less than 20% of its assets in cash or cash equivalents.


  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, pre-ferred stocks, convertible securities, rights and warrants.

  The key decisions the adviser makes regarding the investment of the fund's assets include: analyzing the global and domestic economic environment, selecting the best industries or groups of industries, and purchasing stock of companies in those industries that offer the best relative value. The adviser also considers key economic variables, such as the level and direction of interest rates, forecasted growth in the gross domestic prod-uct (GDP), anticipated gains in corporate profits, inflationary pressures and money supply growth.


  Next, the adviser analyzes each sector in detail using selected industry screens to identify industries or groups of industries exhibiting strong or improving economic fundamentals.

  Finally, the adviser looks for companies in those industries that offer the best value by emphasizing industry leaders that are currently out-of-favor and selling at attractive prices relative to other companies in their industry and the S&P 500 Index. The adviser is particularly inter-ested in the company's market value and forecasted earnings and dividends growth over the next 1 to 5 years.

  The adviser monitors the valuations of the securities held by the fund and initiates a comprehensive review of issues when:

  .   Valuation reaches the adviser's targeted objectives.


  .   A security price declines by 20% relative to its industry and the S&P
      500.


  The adviser selects investments for the fund using a team approach. At regular meetings, the adviser's team of investment professionals considers whether to add potential investments to the fund. The adviser does not buy or sell a stock unless a majority of the team members agree. In case of a tie, the industry analyst's vote determines whether the adviser will buy or sell the stock.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securi-ties may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly re-lated to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

  As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated forcing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed se-curities earlier than expected, forcing the fund to reinvest the money at a lower interest rate.

  The credit rating or financial condition of an issuer may also affect the value of a debt security. Generally, the lower the quality rating of a se-curity, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, howev-er, may weaken the capacity of the issuer to pay interest and repay prin-cipal.

HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------

  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. The average annual return table compares the average annual returns of the fund to those of a broad-based securities market index. Re-turns are based on past results and are not an indication of future per-formance.

Calendar Year Returns


                                    [GRAPH]

                                1996    18.19%
                                1997    31.18%
                                1998    30.10%
                                1999     8.00%
                                2000    (4.30)%

  During the periods shown in the chart for the fund, the highest return for a quarter was 20.65% (quarter ending 12/31/98) and the lowest return for a quarter was -7.45% (quarter ending 9/30/99). For the period from January 1, 2001, through June 30, 2001, the fund returned -7.01%.


Average Annual Returns For Periods Ended December 31, 2000


                                             Since
                             1 Year 5 Years 9/28/95*
  --------------------------------------------------
   TJ Core Equity Portfolio  -4.30% 15.83%   15.95%
  --------------------------------------------------
   S&P 500 Index**           -9.11% 18.33%   18.70%


  *  Beginning of operations. Index comparisons begin on September 30, 1995.

  ** S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 fi-nancial stocks, 40 utility stocks and 20 transportation stocks.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                        0.75%
  ---------------------------------------------
   Service (12b-1) Fees                   0.25%
  ---------------------------------------------
   Other Expenses                         0.93%
  ---------------------------------------------
   Total Annual Fund Operating Expenses*  1.93%


  * The fund's actual Total Annual Fund Operating Expenses for the most re-cent fiscal year were less than the amount shown above because the ad-viser waived a portion of its fees in order to keep Total Annual Fund Operating Expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the adviser may discon-tinue all or part of this waiver at anytime. With this fee waiver, the fund's actual total operating expenses are as follows:



    TJ Core Equity Portfolio  1.26%


   In addition, Other Expenses include amounts related to any expense offset arrangement the fund may have that would reduce its custodial fee based on the amount of cash the fund maintains with its custodian. More information about the fund's fees is provided in the "Investment Management--Investment Adviser" section.


Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years
            10 Years

--------------------------------------------------------------------------------
-------------------
    $196                  $606                             $1,042
             $2,254

 Investing with the UAM Funds




BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with the fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your state-ment to the UAM Funds. Be sure your check identifies clearly your name, your account number and the fund name.

Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO 64121

Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the Internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465 or visit www.uam.com.

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at PO Box 219081, Kansas City, MO 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64106). Allow up to 15 days to create the plan and 3 days to cancel or change it.


Minimum Investments

  You can open an account with the fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

  The fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

     Trading Symbol                       CUSIP
     Fund Code

--------------------------------------------------------------------------------
-------------
         TJCEX                          902556877
        935

Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account included in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the fund directly by mail at UAM Funds, PO Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:

  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.


By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You may redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.


  Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN, please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days written notice to shareholders;

  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following busi-ness day if the New York Stock Exchange is open for trading that day.

  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock exchange clos-ing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securi-ties or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The UAM Funds will automatically reinvest dividends and distributions in additional shares of the fund, un-less you elect on your account application to receive them in cash.

Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in the fund. This summary does not apply to shares held in an in-dividual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such ac-counts may, however, be taxable at some time in the future. You should al-ways consult your tax advisor for specific guidance regarding the tax ef-fect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of the fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distribu-tions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are gener-ally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a dividend" and should be avoided.

  The fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If the fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the fund received from sources in foreign countries. The fund may elect to treat some of those taxes as a distribution to shareholders, which would allow share-holders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in the fund, you may recognize a capital gain or loss for federal tax purpos-es. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in computing your tax basis, you should keep your account statements for the periods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares.

  Backup Withholding By law, the fund must withhold 31% of your distribu-tions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return payments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient."

State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in the fund.

 Additional Information About the Fund




OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concern-ing any of the fund's investment practices and its risks, you should read the SAI.

Derivatives

  The fund may invest in derivatives, a category of investments that in-cludes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an un-derlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objec-tives with derivatives. Successful use of a derivative depends on the de-gree to which prices of the underlying assets correlate with price move-ments in the derivatives the fund buys or sells. The fund could be nega-tively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Foreign Securities

  The fund may invest up to 20% of its assets in securities of companies lo-cated outside of the United States, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other similar global instruments. When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. For-eign investments, especially those of companies in emerging markets, can be riskier and more volatile than investments in the United States. Ad-verse political and economic developments or changes in the value of for-eign currency can make it more difficult for the fund to sell its securi-ties and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.

Short-Term Investing

  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, the fund may invest up to 100% of its as-sets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will be subject to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securi-ties may also temporarily deviate from the policy in other limited, appro-priate circumstances, such as unusually large cash inflows or redemptions. When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Tom Johnson Investment Management, a Massachusetts corporation located at Two Leadership Square, 211 North Robinson, Suite 450, Oklahoma City, Okla-homa 73102, is the fund's investment adviser. The adviser manages and su-pervises the investment of the fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services to corporations, unions, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1983. Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc., a United Kingdom based financial services group.


  For its services, the fund has agreed to pay the adviser a management fee of 0.75% of the fund's average net assets. In addition, the adviser has voluntarily agreed to limit the total expenses of the fund to 1.25% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.08% of its average net assets as advisory fees to the adviser.


Portfolio Managers

  A team of the adviser's investment professionals has primary responsibil-ity for the day-to-day management of the fund.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or their service provid-ers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

Distribution Plan

  The fund has adopted a Distribution Plan and a Shareholder Services Plan under Rule 12b-1 of the Investment Company Act of 1940 that permit it to pay broker-dealers, financial institutions and other third parties for the sale and distribution of its shares and for marketing and shareholder services. The 12b-1 plans allow the fund to pay up to 1.00% of its average daily net assets annually for these services. However, the fund is cur-rently authorized to pay only 0.25% per year. Because this class of shares pays these fees out of its assets on an ongoing basis, over time, your shares may cost more than if you had paid another type of sales charge.

Shareholder Servicing

  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.


  The fund may pay all or part of the fees paid to financial representa-tives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate to the services performed. The fund does not pay these service fees on shares purchased directly. In ad-dition, the adviser and its affiliates may, at their own expense, pay fi-nancial representatives for these services.

  Funds Distributor, Inc., the fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker, and that broker is entitled to receive distribution and/or servicing fees from the fund.

  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to the fund. The adviser may pay its affiliated companies for dis-tribution and marketing services performed with respect to the fund.

 Financial Highlights


  The financial highlights table is intended to help you understand the fi-nancial performance of the fund for the past five years. Certain informa-tion contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the UAM Funds at 1-877-826-5465.



   Periods Ended April 30,         2001      2000      1999     1998     1997
  -----------------------------------------------------------------------------
   Net Asset Value, Beginning of
    Period                        $ 18.23   $ 19.68   $ 17.30  $ 13.05  $11.05
                                  -------   -------   -------  -------  ------
   Income from Investment
    Operations:
    Net Investment Income            0.11      0.08      0.10     0.10    0.12
    Net Realized and Unrealized
     Gain (Loss)                    (0.91)    (0.96)     4.29     4.55    2.08
                                  -------   -------   -------  -------  ------
    Total From Investment
     Operations                     (0.80)    (0.88)     4.39     4.65    2.20
                                  -------   -------   -------  -------  ------
   Distributions:
    Net Investment Income           (0.10)    (0.08)    (0.10)   (0.11)  (0.11)
    Net Realized Gain               (2.52)    (0.49)    (1.91)   (0.29)  (0.09)
    From Capital                    (0.01)      --        --       --      --
                                  -------   -------   -------  -------  ------
    Total Distributions             (2.63)    (0.57)    (2.01)   (0.40)  (0.20)
                                  -------   -------   -------  -------  ------
   Net Asset Value, End of
    Period                        $ 14.80   $ 18.23   $ 19.68  $ 17.30  $13.05
                                  =======   =======   =======  =======  ======
   Total Return+                    (4.64)%   (4.50)%   27.34%   36.05%  20.14%
                                  =======   =======   =======  =======  ======
   Ratios and Supplemental Data
    Net Assets, End of Period
     (Thousands)                  $14,048   $40,191   $21,376  $11,348  $2,888
    Ratio of Expenses to Average
     Net Assets                      1.26%     1.26%     1.25%    1.25%   1.26%
    Ratio of Net Investment
     Income to Average Net
     Assets                          0.52%     0.41%     0.50%    0.74%   1.07%
    Portfolio Turnover Rate            52%       63%       54%      52%     27%


  + Total return would have been lower if the advisor had not waived fees during the periods indicated.

TJ Core Equity Portfolio

  Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional informa-tion. The annual/semi-annual reports of the fund provide additional infor-mation about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the fund and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, the fund's privacy policy and other information about the UAM Funds and can make shareholder inquiries by writing to or calling:


                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                     (Toll free) 1-877-UAM-LINK (826-5465)
                                  www.uam.com

  You can review and copy information about the fund (including the state-ment of additional information) at the Securities and Exchange Commis-sion's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Wash-ington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-8544.

                                                                  [LOGO OF UAM]

                                   UAM Funds

                                 PO Box 219081
                            Kansas City, MO  64121

                     (Toll free) 1-877-826-5465





                            FPA Crescent Portfolio
                              Institutional Class

                      Statement of Additional Information

                              July 30, 2001




This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated July 30, 2001. You may obtain the Fund's prospectus by contacting the UAM Funds at the address listed above.

The audited financial statements of the Fund and the related report of PricewaterhouseCoopers LLP, independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents


Description of Permitted Investments.........................   1
     Debt Securities.........................................   1
     Derivatives.............................................   7
     Equity Securities.......................................  15
     Foreign Securities......................................  18
     Investment Companies....................................  21
     Repurchase Agreements...................................  22
     Restricted Securities...................................  22
     Securities Lending......................................  22
     Short Sales.............................................  23
     When Issued, Delayed Delivery And Forward Transactions..  24
Investment Policies of the Fund..............................  24
     Fundamental Investment Policies.........................  24
     Non-Fundamental Policies................................  25
Management of the Company....................................  26
     Board Members...........................................  26
     Officers................................................  27
Principal Shareholders.......................................  29
Investment Advisory and Other Services.......................  30
     Investment Adviser......................................  30
     Distributor.............................................  32
     Shareholder Servicing Arrangements......................  32
     Administrative Services.................................  32
     Transfer Agent..........................................  33
     Custodian...............................................  33
     Independent Accountants.................................  33
     Codes Of Ethics.........................................  34
Brokerage Allocation and Other Practices.....................  34
     Selection of Brokers....................................  34
     Simultaneous Transactions...............................  35
     Brokerage Commissions                                     35
Capital Stock and Other Securities...........................  35
Purchase, Redemption and Pricing of Shares...................  37
     Net Asset Value Per Share...............................  37
     Purchase of Shares......................................  38
     Redemption of Shares....................................  39
     Exchange Privilege......................................  40
     Transfer Of Shares......................................  41
Performance Calculations.....................................  41
     Total Return............................................  41
     Yield...................................................  41
     Comparisons.............................................  42
Financial Statements.........................................  42
Glossary.....................................................  43
Bond Ratings.................................................  44
     Moody's Investors Service, Inc..........................  44
     Standard & Poor's Ratings Services......................  47
     Fitch Ratings...........................................  50
Comparative Benchmarks.......................................  51

Description of Permitted Investments


  As described in the Fund's prospectus's the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these instruments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."

DEBT SECURITIES
--------------------------------------------------------------------------------

  Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

  U.S. Government Securities

  U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

  The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

  .  By the right of the issuer to borrow from the U.S. Treasury;

  . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

  .  By the credit of the sponsoring agency.

  While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

  Corporate Bonds

  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

  Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)

  GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

  Federal National Mortgage Association (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

  Federal Home Loan Mortgage Corporation (FHLMC)

  FHLMC is a stock-holder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


  Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

  Risks of Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

  Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations

  The Fund will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Banker's Acceptance

  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

  Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

  Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

  Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

  Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

  Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the
  life of a debt security.   Future interest payments and principal payments are
  discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years --the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing its effective duration, which may adversely affect its expected performance.

  Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

  Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

  Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently use ratings compiled by Moody's, S&P and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

  The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

DERIVATIVES
--------------------------------------------------------------------------------

  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

  Futures

  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  A Fund may incur commission expenses when it opens or closes a futures position.

  Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

  Purchasing Put and Call Options

  When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.

  Selling (Writing) Put and Call Options

  When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the
  premium it received to offset the increase in the security's value.   If
  security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

  . A call option on the same security or index with the same or lesser exercise price;

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

  . In the case of an index, the portfolio of securities that corresponds to the index.

  At the time of selling a put option, the Fund may cover the put option by:

  .  Entering into a short position in the underlying security;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

  .  Maintaining the entire exercise price in liquid securities.

  Options on Securities Indices

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

  Options on Futures

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in
  the case of a put option) at a fixed time and price.   Upon exercise of the
  option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

  The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

  Combined Positions

  The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  Forward Foreign Currency Exchange Contracts

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

  .  Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

  Foreign Currency Hedging Strategies

  A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  Swaps, Caps, Collars and Floors

  Swap Agreements

  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

  Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

  Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

  A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

  Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of
  securities without actually purchasing those stocks.   Equity index swaps
  involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

  Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

  Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

  Caps, Collars and Floors

  Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

  When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

  Correlation of Prices

  The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

  Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

  . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

  . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

  . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

  Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

  While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

  Lack of Liquidity

  Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

  . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

  .  have to purchase or sell the instrument underlying the contract;

  .  not be able to hedge its investments; and

  .  not be able to realize profits or limit its losses.

  Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

  . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

  . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

  . the facilities of the exchange may not be adequate to handle current trading volume;

  . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

  . investors may lose interest in a particular derivative or category of derivatives.

  Management Risk

  If the adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

  Margin

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

  Volatility and Leverage

  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

  .  actual and anticipated changes in interest rates;

  .  fiscal and monetary policies; and

  .  national and international political events.

  Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

  If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

  Common Stocks

  Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

  Preferred Stocks

  Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

  Convertible Securities

  Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

  Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

  A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

  Rights and Warrants

  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.
  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

  An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

  General Risks of Investing in Stocks

  While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

  Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

  . Factors affecting an entire industry, such as increases in production costs; and

  . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

  Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

  Small and Medium-Sized Companies

  Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium-sized, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

  Technology Companies

  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

  Initial Public Offerings ("IPO")

  The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investment, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

  The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving business and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

  Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

  . They can invest directly in foreign securities denominated in a foreign currency;

  . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

  .  They can invest in investment funds.

  American Depositary Receipts (ADRs)

  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

  Emerging Markets

  An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

  Investment Funds

  Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

  Political and Economic Factors

  Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

  . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

  . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

  . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

  . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

  . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

  Information and Supervision

  There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States
  companies.   The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

  Stock Exchange and Market Risk

  The adviser anticipates that in most cases an exchange or over-the-counter
  (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

  . are generally more volatile than, and not as developed or efficient as, those in the United States;

  .  have substantially less volume;

  . trade securities that tend to be less liquid and experience rapid and erratic price movements;

  . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

  . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

  . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

  Foreign markets may offer less protection to shareholders than U.S. markets because:

  . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

  . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

  . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies then in the United States.

  . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

  . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

  . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

  Foreign Currency Risk

  While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities
  denominated in that currency.   Some of the factors that may impair the
  investments denominated in a foreign currency are:

  . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

  . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;


  . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

  . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

  . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

  . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

  Taxes

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

  Emerging Markets

  Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

  .  Have relatively unstable governments;

  . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

  .  Offer less protection of property rights than more developed countries; and

  . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

  Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

  The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transaction period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.


INVESTMENT COMPANIES
--------------------------------------------------------------------------------

  The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  The SEC has granted an order that allows a Fund in the UAM Funds Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio (formerly the UAM DSI Money Market Portfolio), provided that the investment is:

  .  For cash management purposes;

  .  Consistent with the Fund's investment policies and restrictions; and

  . The Fund's adviser waives any fees it earns on the assets of the Fund that are invested in the UAM Dwight Money Market Portfolio.

     The Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

  In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

  When the Fund enters into a repurchase agreement it will:

  . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

  . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

  If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

  The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

  The Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If the Fund lends its securities, it will follow the following guidelines:

  . The borrower must provide collateral at least equal to the market value of the securities loaned;

  . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

  . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

  .  It must be able to terminate the loan at any time;

  . It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

  .  It must determine that the borrower is an acceptable credit risk.

  These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

  . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

  .  Experience delays in recovering its securities.

SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

  Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

  Investors typically sell securities short to:

  .  Take advantage of an anticipated decline in prices.

  .  Protect a profit in a security it already owns.

  A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which a Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses a Fund may be required to pay in connection with a short sale.

  The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

  In addition, a Fund may engage in short sales "against the box". In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

  A Fund will not short sell a security if:

  . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund net assets.

  . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

  . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

  Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities a Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS
--------------------------------------------------------------------------------

  A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

  The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

  When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

  The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Investment Policies of the Fund

FUNDAMENTAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

  The following investment limitations are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

  . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

  . Borrow money, except to the extent permitted by the applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

  . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

  . Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

  . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

  . Purchase or sell real state, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in, securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

  . Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

  . Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

  The following limitations are non-fundamental, which means the Fund may change them without shareholder approval.

  . The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     Notwithstanding the investment restriction above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

  . The Fund may purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

  . The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

  .  The Fund may invest in the securities of foreign issuers.

  . The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  . The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.

     The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     . The Fund may write covered call options and may buy and sell put and call options.

     .  The Fund may enter into repurchase agreements.

     . The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     . The Fund may sell securities short and engage in short sales "against the box."

     .  The Fund may enter into swap transactions.

Management of the Company

  The Board manages the business of the Company under Delaware law. The Board elects officers to manage the day-to-day operations of the Company and to execute the policies the Board has formulated. The Company pays each Independent Board Member the following fees:

  .  A $200 quarterly retainer fee per active Fund;

  . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

  .  $1,500 for each private meeting of the Board;

  .  $1,000 for each telephonic meeting of the Board; and

  . $1,000 per day for attending seminars, up to a maximum of three events per year.

  In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Independent Board Members and allocated proportionally among all Funds in the UAM Funds Complex. The Company does not pay Interested Board Members or officers for their services as directors or officers.

BOARD MEMBERS

--------------------------------------------------------------------------------

  The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of July 30, 2001, the UAM Funds Complex was comprised of 40 portfolios. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the portfolios in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Board Member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.




      Aggregate         Total Compensation

  Compensation from       from UAM Funds
Name, Address, Date of
    Company as of         Complex as of
Birth                       Principal Occupations During the Past 5 years
       3/31/01               3/31/01
--------------------------------------------------------------------------------
--------------------------------------------
John T. Bennett, Jr.        Mr. Bennett is President of Squam Investment
        $8,375               $54,150
RR2 Box 700                 Management Company, Inc. and Great Island
Center Harbor, NH 03226     Investment Company, Inc. (investment management).
1/26/29                     From 1988 to 1993, Mr. Bennett was President of
                            Bennett Management Company.  Mr. Bennett serves on
                            the Board of each Company in the UAM Funds Complex.
--------------------------------------------------------------------------------
--------------------------------------------
Nancy J. Dunn               Ms. Dunn has been Financial Officer of World
        $8,375               $54,150
1250 24/th/ St., NW         Wildlife Fund (nonprofit), since January 1999.
Washington, DC              From 1991 to 1999, Ms. Dunn was Vice President
--------------------------------------------------------------------------------
--------------------------------------------


      Aggregate         Total Compensation

  Compensation from       from UAM Funds
Name, Address, Date of
    Company as of         Complex as of
Birth                       Principal Occupations During the Past 5 years
       3/31/01               3/31/01
--------------------------------------------------------------------------------
--------------------------------------------
20037                       for Finance and Administration and Treasurer of
8/14/51                     Radcliffe College (education).  Ms. Dunn serves on
                            the Board of each Company in the UAM Funds Complex.
--------------------------------------------------------------------------------
--------------------------------------------
William A. Humenuk          Mr. Humenuk has been Senior Vice President
       $8,375               $54,150
10401 N. Meridian St.       Administration, General Counsel and Secretary of
Suite 400                   Lone Star Industries Inc. (cement and ready-mix
Indianapolis, IN            concrete) since March 2000.  From June 1998 to
46290                       March 2000 he was Executive Vice President and
4/21/42                     Chief Administrative Officer of Philip Services
                            Corp. (ferrous scrap processing, brokerage and
                            industrial outsourcing services).  Mr. Humenuk was
                            a Partner in the Philadelphia office of the law
                            firm Dechert Price & Rhoads from July 1976 to June
                            1998.  He was also formerly a Director of Hofler
                            Corp. (manufacturer of gear grinding machines).
                            Mr. Humenuk serves on the Board of each Company in
                            the UAM Funds Complex.
--------------------------------------------------------------------------------
--------------------------------------------
Philip D. English           Mr. English is President and Chief Executive
       $8,375               $54,150
16 West Madison Street      Officer of Broventure Company, Inc., a company
Baltimore, MD 21201         engaged in the investment management business.  He
8/5/48                      is also Chairman of the Board of Chektec
                            Corporation (drugs) and Cyber Scientific, Inc.
                            (computer mouse company).  Mr. English serves on
                            the Board of each Company in the UAM Funds Complex.
--------------------------------------------------------------------------------
--------------------------------------------
James F. Orr III*           President, Chief Executive Officer and Director of
       $    0               $     0
One International Place     Old Mutual (US) Holdings Inc. (financial services)
Boston, MA 02110            since May 2000; Chairman and Chief Executive
3/5/43                      Officer of UNUM Corporation (insurance) from 1988
                            to 1999; Trustee of Bates College and the Committee
                            for Economic Development; Chairman-elect of the
                            Board of Trustees of the Rockefeller Foundation;
                            Member of The Business Roundtable, the Harvard
                            Center for Society, and the Health Advisory Counsel
                            at the Harvard School of Public Health; Director of
                            the Nashua Corporation and the National Alliance of
                            Business.


OFFICERS

--------------------------------------------------------------------------------
  The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by Old Mutual US, its affiliates or SEI, but not by the Company.


            Aggregate         Total Compensation

        Compensation from       From UAM Funds
Name, Address, Date of      Position with     Principal Occupations during the
Past 5      Company as of         Complex as of
Birth                       Company           years
             3/31/01               3/31/01
--------------------------------------------------------------------------------
-------------------------------------------------
James F. Orr III*          Chairman of the   President, Chief Executive Officer
and            $0                    $0
One International Place    Board and         Director of Old Mutual (US)
Holdings
Boston, MA 02110           President         Inc. (financial services) since May
3/5/43                                       2000; Chairman and Chief Executive
                                             Officer of UNUM Corporation
(insurance)
                                             from 1988 to 1999; Trustee of Bates
                                             College and the Committee for
Economic
                                             Development; Chairman-elect of the
Board
                                             of Trustees of the Rockefeller
                                             Foundation; Member of The Business
                                             Roundtable, the Harvard Center for
                                             Society, and the Health Advisory
Counsel
                                             at the Harvard School of Public
Health;
                                             Director of the Nashua Corporation
and
                                             the National Alliance of Business.
--------------------------------------------------------------------------------
--------------------------------------------------
Linda T. Gibson            Vice President    General Counsel and Senior Vice
              $0                    $0
One International Place    and Secretary     President of Old Mutual (US)
Holdings
Boston, MA 02110                             Inc. (financial services);
President of
7/31/65                                      UAM Investment Services, Inc.
(financial
                                             services), UAM Fund Services, Inc.
                                             (financial services) and UAM Fund
                                             Distributors, Inc. (broker-dealer)
since
                                             April, 2000; Trustee and President
of
                                             UAM Trust Company (trust company)
since
                                             April, 2001; Director of UAM Funds
plc
                                             (UCITS fund) since April 2001;
various
                                             director and officer positions with
                                             subsidiaries of Old Mutual (US)
Holdings
                                             Inc. and investment products
managed by
                                             such subsidiaries; Senior Vice
President
                                             and Secretary of Signature
Financial
                                             Group, Inc. (financial services)
and
                                             affiliated broker-dealers from 1991
to
                                             2000; Director and Secretary of
                                             Signature Financial Group Europe,
Ltd.
                                             (financial services) from 1995 to
2000;
                                             Secretary of the Citigroup Family
of
                                             Mutual Funds (mutual funds) from
1996 to
                                             2000; Secretary of the 59 Wall
Street
                                             Family of Mutual Funds (mutual
funds)
                                             from 1996 to 2000.
--------------------------------------------------------------------------------
--------------------------------------------------
Sherry Kajdan Vetterlein   Vice President    Vice President and Assistant
Secretary            $0                    $0
One Freedom Valley Drive   and Assistant     of the Administrator since January
2001.
Oaks, PA 19456             Secretary         Shareholder/Partner, Buchanan
Ingersoll
6/22/62                                      Professional Corporation (law firm)
                                             (1992-2000).
--------------------------------------------------------------------------------
--------------------------------------------------
Christopher T. Salfi       Treasurer         Director, Fund Accounting, SEI
              $0                    $0


            Aggregate         Total Compensation

        Compensation from       From UAM Funds
Name, Address, Date of      Position with     Principal Occupations during the
Past 5      Company as of         Complex as of
Birth                       Company           years
             3/31/01               3/31/01
--------------------------------------------------------------------------------
-------------------------------------------------
530 East Swedesford Road                     Investments Mutual Fund Services
since
Wayne, PA 19087                              January 1998; prior to his current
11/28/63                                     positions, served most recently as
Fund
                                             Accounting Manager of SEI
Investments
                                             Mutual Fund Services from 1994 to
1998;
                                             Investment Accounting Manager at
PFPC
                                             Inc. (mutual fund services) from
1993 to
                                             1994; FPS Services, Inc. (mutual
fund
                                             services) from 1986 to 1993.
--------------------------------------------------------------------------------
-------------------------------------------------
Molly S. Mugler            Assistant         Assistant General Counsel of Old
Mutual             $0                    $0
One International Place    Secretary         (US) Holdings Inc. (financial
services)
Boston, MA 02110                             since January 2001; various officer
10/16/51                                     positions with subsidiaries of Old
                                             Mutual (US) Holdings Inc. and
investment
                                             products managed by such
subsidiaries
                                             since January 2001; Secretary of
                                             Signature Financial Group, Inc.
                                             (financial services) and
subsidiaries
                                             (including affiliated
broker-dealers)
                                             and investment products serviced by
such
                                             subsidiaries until 2001; President
of
                                             SFG Global Investments, Inc.
(commodity
                                             pool operator) until 2001.


Principal Shareholders

  As of July 10, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:



Name and Address of Shareholder                     Class of Portfolio
 Percentage of Shares Owned
--------------------------------------------------------------------------------
-------------------------------
Charles Schwab & Co., Inc.                          Institutional Class
             23.22%
Reinvest Account
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
-------------------------------
David I. Sofro Trustee                              Institutional Class
              5.77%
U/A 00/00/90
FBO Trust
2307 Blanchard Drive
Glenndale, CA 91208-1912
--------------------------------------------------------------------------------
-------------------------------
National Investor Services Corp.                    Institutional Class
             18.78%
FBO Customers
55 Water Street, 32nd Floor
New York, NY 10041-3299
--------------------------------------------------------------------------------
-------------------------------
Fidelity Invest Inst. Operations Co. Inc.           Institutional Class
              8.38%
For Certain Employee Benefits Plans
--------------------------------------------------------------------------------
-------------------------------

Name and Address of Shareholder                     Class of Portfolio
 Percentage of Shares Owned
--------------------------------------------------------------------------------
-------------------------------
100 Magellon Way KWIC
Covington, KY  41015-1999
--------------------------------------------------------------------------------
-------------------------------
FTC & Co.                                           Institutional Class
              8.62%
Attn: Datalynx House Acct.
P.O. Box 173736
Denver, CO  80217-3736
--------------------------------------------------------------------------------
-------------------------------



  Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940
  Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of July 10, 2001, the directors and officers of the Company owned less than 1% of the outstanding shares of the Fund.*


  *This amount does not include securities held of record by Linda T. Gibson as trustee of certain 401(k) plans of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.


Investment Advisory and Other Services

INVESTMENT ADVISER

--------------------------------------------------------------------------------

  First Pacific Advisors, Inc., a Massachusetts corporation located at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, is the Fund's investment adviser. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser has been in the investment advisory business since 1954. Currently, the adviser provides investment management services for seven investment companies, including one closed-end investment company, and a variety of institutional accounts.

  Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In 2000, Old Mutual plc. purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has 37 affiliates who are operational SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds of the UAM Funds Complex. Old Mutual US is a subsidiary of Old Mutual plc., a financial services company based in the United Kingdom.


  What is the Investment Philosophy and Style of the Adviser?

  Equity Securities

  The adviser uses a contrarian investment style, which often leads to investing in "what other people do not wish to own." The adviser searches for common stocks, preferred stocks, warrants and convertible securities that reflect low price/earnings ratios (P/Es) and trade at discounts to private market value. The adviser deems the following to be important in its stock selection process: high return on capital; solid balance sheet; meaningful cash flow; active share repurchase program; insider buying; strong management, seeking to add shareholder value; and projected earnings growth exceeding the stock market average. In the adviser's view, the stock market prices securities efficiently in the long term, rewarding companies which successfully grow their own earnings and penalizing those which do not. The investment philosophy is based on the conviction that the market valuation of securities is often inefficient in the short-term. The adviser feels that hasty short-term decisions could cause a particular security, industry group or the entire market to become underpriced or overpriced in the short- term, thereby creating an excellent opportunity to either buy or sell.

  The adviser's intensive research process includes looking for ideas by reviewing stock price or industry group under performance, insider purchasers, management changes and corporate spin-offs. Fundamental analysis is the foundation of the Adviser's investment approach.

  Debt Securities

  Through fixed income investments, the adviser seeks a reliable and recurring stream of income for the portfolio, while preserving its capital. The adviser attempts to identify the current interest rate trends and invests funds accordingly. Usually, a defensive strategy is employed, with investments made at different points along the yield curve in an attempt to keep the average maturity of fixed income investments less than or equal to ten years.

  The adviser considers yield spread relationships and their underlying factors such as credit quality, investor perception and liquidity on a continuous basis to determine which sector offers the best investment value. When combined with equity securities, the ownership of fixed income securities not only can broaden the universe of opportunities, but also can offer additional diversification and can help lower portfolio volatility.

  Who Are Some Representative Institutional Clients Of The Adviser?

  As of the date of this SAI, the adviser's representative institutional clients included: General Electric Investment Corporation; Federated Department Stores, Inc.; Fox Entertainment Group, Inc.; Southern Farm Bureau Life Insurance Company; Commonwealth of Pennsylvania Public School Employees Retirement System; and The Lannan Foundation.


  In compiling this client list, the adviser used objective criteria such as account size, geographic location and client classification. The adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the adviser or the advisory services provided.

Investment Advisory Agreement

  This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.

  Service Performed by Adviser

  The adviser:

  .  Manages the investment and reinvestment of the Fund's assets;

  . Continuously reviews, supervises and administers the investment program of the Fund; and

  . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

  Limitation of Liability

  In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

  Continuing an Investment Advisory Agreement

  The Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

  . (1) majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

  . (2) majority of the Board Members or by a majority of the shareholders of the Fund.

  Terminating an Investment Advisory Agreement

  The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

  . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

  .  It gives the adviser 60 days' written notice.

  The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

  An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.




Advisory Fees


  For its services, the Fund pays its adviser a fee calculated at an annual rate of 1.00% of its average daily net assets. For the last three fiscal years, the Fund paid the following in advisory fees to the adviser:


                 Fiscal Year End                 Investment Advisory Fees Paid
--------------------------------------------------------------------------------
---------------------
                     3/31/01                     $         417,093

--------------------------------------------------------------------------------
---------------------
                     3/31/00                     $       1,202,114

--------------------------------------------------------------------------------
---------------------
                     3/31/99                     $       2,511,930

--------------------------------------------------------------------------------
---------------------


DISTRIBUTOR

--------------------------------------------------------------------------------

  Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Fund offers its shares continuously. While FDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for Institutional Class Shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

 SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

  Old Mutual US and each of its affiliates, may, at their own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or a Fund. The entity making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the Fund.


ADMINISTRATIVE SERVICES

--------------------------------------------------------------------------------

Administrator

  The Company and SEI Investments Mutual Fund Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

  The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

  Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the Fund paid the following in administration and sub-administration fees:


                           Administrator's Fee      Sub-Administrators

    Fiscal Year End          Fund to UAMFSI          Fee Paid to SEI
Total Administration Fee
--------------------------------------------------------------------------------
------------------------
        3/31/01               $46,053                 $47,855
    $171,297
--------------------------------------------------------------------------------
------------------------
        3/31/00               $38,341                 $36,336
    $313,722
--------------------------------------------------------------------------------
------------------------
        3/31/99               $   N/A                 $   N/A
    $466,286
--------------------------------------------------------------------------------
------------------------



  The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and TIP Funds.


  UAM Shareholder Services Center, Inc. ("UAMSSC") provides services as a shareholder servicing agent for the Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays UAMSSC monthly fees calculated at the annual rate set forth below:

  .  $7,500 for the first operational class of the Fund; plus

  .  $2,500 for each additional operational class of the Fund.

TRANSFER AGENT

--------------------------------------------------------------------------------

  DST Systems, Inc., ("DST") which has its principal offices at 333 West 11/th/ Street, Fifth Floor, Kansas City, MO 64105 serves as Transfer Agent to the Company.

CUSTODIAN

--------------------------------------------------------------------------------

  The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

  PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Company.

CODES OF ETHICS

--------------------------------------------------------------------------------

  The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund.


Brokerage Allocation and Other Practices

SELECTION OF BROKERS

--------------------------------------------------------------------------------

  The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which a Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of the services may be used by the adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities. During the Fund's most recent fiscal year, the total amount of securities transactions on which commissions were paid for the Fund was $23,521,941, the total amount of transactions effected through brokers providing research was $20,396,988 and the brokerage commissions paid to brokers providing research was $68,343


  It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.


  The Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, the Fund's adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO's designated brokers. When Fund brokerage is directed to SIDCO's designated brokers, the fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, rating fees, registration fees and organizational expenses. Investment advisor fees, administration fees, shareholder fees and 12b-1 fees cannot be paid through directed brokerage. Where a Fund is operating under a voluntary expense limitation, overall Fund expenses may not be reduced below the level of such limitation. SIDCO has established relationships with a variety of domestic and international brokers. For its most recent fiscal year, the Fund did not direct any brokerage through SIDCO's designated brokers.


As of March 31, 2001, the Fund did not hold any securities of its regular brokers or dealers as these terms are defined in the 1940 Act.

SIMULTANEOUS TRANSACTIONS

--------------------------------------------------------------------------------
  The adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the adviser are subject to review by the Company's Board.

BROKERAGE COMMISSIONS

--------------------------------------------------------------------------------

Equity Securities

  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

  Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

  For the last three fiscal years, the Fund paid the brokerage commissions set forth below. Significant differences are due to increases or decreases in the Fund's net assets.


                  Fiscal Year End                        Brokerage Commissions
--------------------------------------------------------------------------------
---------------------
                      3/31/01                            $      79,163

--------------------------------------------------------------------------------
---------------------
                      3/31/00                            $     244,356

--------------------------------------------------------------------------------
---------------------
                      3/31/99                            $     237,093

--------------------------------------------------------------------------------
---------------------





Capital Stock and Other Securities

The Company

  The Company was organized under the name "The Regis Fund II" as a Delaware business trust on May 18, 1994. On October 31, 1995, the Company changed its name to "UAM Funds Trust." The Company's address is One Freedom Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end, management investment company and the Fund is diversified. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. government securities).

Description of Shares and Voting Rights

  The Company's Agreement and Declaration of Trust permits the Company to issue an unlimited number of shares of beneficial interest, without par value. The Board has the power to designate one or more series (portfolios) or classes of shares of beneficial interest without shareholder approval.

  Description of Shares

  When issued and paid for, the shares of each series and class of the Company are fully paid and nonassessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of the Company have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Board members can elect 100% of the Board if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of a portfolio. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Board.

  If the Company is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocatable to that class. The Company will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the portfolio. A majority of the Board may authorize the liquidation of any portfolio or class at any time.

  The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

  Class Differences

  The Board has authorized three classes of shares, Institutional, Institutional Service and Advisor. Not all of the portfolios issue all of the classes. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects.

  . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan;

  . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures; and

  . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

  .    Each class of shares has different exchange privileges.

  Distribution and shareholder servicing fees reduce a class's:

  .    Net income;

  .    Dividends; and

  .    NAV to the extent the portfolio has undistributed net income.

Dividend and Distribution Options

  There are three ways for shareholders to receive dividends and capital gains:

  . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

  . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

  .    Income dividends and capital gains distributions are paid in cash.

  Unless the shareholder elects otherwise in writing, the Fund will automatically reinvest all dividends and distributions in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.

  The Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

Federal Taxes

  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that the Fund itself generally will be relieved of federal income and excise taxes. If the Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

  Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  At March 31, 2001, the Fund had a capital loss carryover of approximately $10,316,888 for Federal income tax purposes that will expire on March 31, 2009. In addition, at March 31, 2001, the Fund had elected to defer $108,167 of post October capital losses for income tax purposes. These losses will be available to offset realized capital gains for the fiscal year ended March 31, 2002.


Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE

--------------------------------------------------------------------------------

Calculating NAV

  The purchase and redemption price of the shares of the Fund is equal to its NAV. The Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

  .  Liabilities include accrued expenses and dividends payable; and

  . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

  The Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values its Assets

  Equity Securities

  Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Debt Securities

  Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

  Other Assets

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES

--------------------------------------------------------------------------------

  Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

  Shareholders can buy full and fractional (calculated to three decimal places) shares of a Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

  The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund's shares.

In-Kind Purchases

  At its discretion, the Company may permit investors to purchase shares of the Fund with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.

  The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

  .  The securities are eligible investments for the Fund;

  .  The securities have readily available market quotations;

  . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

  . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

  . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES

--------------------------------------------------------------------------------

  When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund's investments held.

By Mail

  Requests to redeem shares must include:

  .  Share certificates, if issued;

  . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

  .  Any required signature guarantees (see "Signature Guarantees"); and

  . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

  Shareholders may not do the following by telephone:

  . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

  .  Redeem shares represented by a certificate.

  The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the shareholder to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and shareholders may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

  If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the

  SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

  The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such will be valued as set forth under "How the Fund Values its Assets." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

  The Company requires signature guarantees for certain types of documents, including:

  .  Written requests for redemption;

  . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

  .  On all stock certificates tendered for redemption.

  The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Company, the Fund and its sub-transfer agent from fraud.

  The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

  Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

  The Company may suspend redemption privileges or postpone the date of payment:

  .  when the NYSE and custodian bank are closed;

  .  when trading on the NYSE is restricted;

  . during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

  .  for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE

--------------------------------------------------------------------------------

  The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

  Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES

--------------------------------------------------------------------------------

  Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

  The Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculates its current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN

--------------------------------------------------------------------------------

  Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Adviser Class Shares and Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

  The Fund calculates these figures according to the following formula:

       P (1 + T)/n/ = ERV

       Where:

       P       =   a hypothetical initial payment of $1,000

       T       =   average annual total return

       n       =   number of years

       ERV     =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Set forth in the table below are the Fund's average annual returns for the one-year period and the five-year period ended March 31, 2001 and the period from the Fund's inception date through March 31, 2001.


          One Year                   Five Years               Since Inception
        Inception Date
--------------------------------------------------------------------------------
----------------------------
           16.02%                        8.96%                     11.41%
            6/2/93


YIELD

--------------------------------------------------------------------------------

  Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Adviser Class Shares and Institutional Service Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

  Yield is obtained using the following formula:

     Yield = 2[((a-b)/(cd)+1)/6/-1]

     Where:

     a =  dividends and interest earned during the period

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

     d =  the maximum offering price per share on the last day of the period.

COMPARISONS

--------------------------------------------------------------------------------

  The Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

  To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

  In assessing such comparisons of performance, an investor should keep in mind:

  . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund;

  .  that the indices and averages are generally unmanaged;

  . that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance; and

  .  that shareholders cannot invest directly in such indices or averages.

  In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

Financial Statements

  The following documents are included in the Fund's March 31, 2001 Annual
  Report:

  .  Financial statements for the fiscal year ended March 31, 2001;

  .  Financial highlights for the respective periods presented; and

  .  The report of PricewaterhouseCoopers LLP.


  Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's

  Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

  All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus of the Fund.

  1933 Act means the Securities Act of 1933, as amended.

  1934 Act means the Securities Exchange Act of 1934, as amended.

  1940 Act means the Investment Company Act of 1940, as amended.

  Adviser means the investment adviser of the Fund.

  Board Member refers to a single member of the Company's Board.

  Board refers to the Company's Board of Trustees as a group.

  Company refers to UAM Funds Trust.

  FDI is Funds Distributor, Inc., the Company's distributor.

  Fund refers to the FPA Crescent Portfolio, which is a series of the Company.

  Independent Board Member refers to Board Members that are not Interested Board Members.

  Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings Inc. or the Company's principal underwriter.

  NAV is the net asset value per share of the Fund.

  NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

  Old Mutual US is Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation).

  SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

  SEI is SEI Investments Mutual Funds Services, the Company's administrator.

  UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.

  UAMSSC is UAM Fund Shareholder Servicing Center, Inc., the Company's shareholder-servicing agent.

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------




Corporate & Municipal Long-Term Debt Ratings

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.


A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.




  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Commercial Paper Ratings


  Moody's commercial paper issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.





Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


                  .  Leading market positions in well-established industries.

                  .  High rates of return on funds employed.

                  . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


Not Prime    Issuers rated Not Prime do not fall within any of the Prime rating categories.



 Municipal Note Ratings


  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk.
The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:


  "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.


  "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.


  "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


  "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------


Corporate and Municipal Long-Term Debt Ratings






AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB        An obligation rated "BBB" exhibits adequate protection parameters.
           However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


  Obligations rated "BB", "B", "CCC" , "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.


BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC An obligation rated "CC" is currently highly vulnerable to nonpayment.


C An obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.


D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Commercial Paper Ratings



  A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Municipal Note Ratings


  A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.


  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

FITCH RATINGS
--------------------------------------------------------------------------------


Corporate and Municipal Long-Term Debt Ratings



  Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


A High credit quality. "A" ratings denote a low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



  Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.


           Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

 Commercial Paper Ratings


  Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


F1 Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; and may have an added "+" to denote any exceptionally strong credit feature.


F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


C High default risk. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


D        Default.  Denotes actual or imminent payment default.





Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


Comparative Benchmarks

  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7- and 30-day yields.


  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  ------------------------

  Lehman Brothers Aggregate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million for U.S. government issues.


  Lehman Brothers U.S. Credit Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.


  Lehman Brothers Government Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.


  Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and U.S Credit Indices, including U.S. government treasury securities, corporate and yankee
  bonds.   All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.


  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Brothers Intermediate Government/Credit Index - a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.


  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

  Criteria for the Lipper Indices: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.


  Criteria for the Lipper Averages: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.


  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 65% or more of the portfolio in equities. (Equity category)




  Lipper Equity Mid Cap Funds Indices:


  Lipper Mid Cap-Growth Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings, ratio, price to book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.


  Lipper Mid-Cap Core Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Core funds have a wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.


  Lipper Mid-Cap Value Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.


  Lipper Small-Cap Growth Fund Indices:


  Lipper Small Cap Growth Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250%
  of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.


  Lipper Small-Cap Core Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Core funds have wide latitude in the companies in which they invest. The funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.


  Lipper Small-Cap Value Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.
  These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three- year earnings growth figure, compared to the US diversified small-cap universe average.


  Lipper Mutual Fund Performance Analysis and Lipper-Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.


  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

  Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

  Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.


  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.


  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.


  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.


  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.


  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------

  In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

  S&P 500 Composite Index - an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.


  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

  S&P Super Composite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.


  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.


  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITs. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.


  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------





  S&P Euro 350 Index - measures the performance of equities in the United Kingdom and 14 Euro Zone countries plus Denmark, Norway, Sweden and Switzerland. The S&P Euro Index is derived from the S&P Europe 350 and measures the performance of equities in ten markets of the Eurobloc region. The S&P Euro Plus Index is also derived from the S&P Europe and consists of 14 European markets, that is, the ten euro zone markets plus Denmark, Norway, Sweden and Switzerland.

  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.





  Salomon Smith Barney Global Equity Index (SSBGEI) - spans 49 countries and is constructed in a comprehensive top-down manner, including all companies with an available free float of at least US $100 million as of the Index reconstitution (the time during which companies are reassessed for index membership). As of July 1, 2001, the SSBGEI included the shares of more than 8,280 companies with a total market capitalization of US $27.3 trillion, US $20.7 trillion of which was considered available free float for constituent weighting purposes.


  Salomon Smith Barney One to Three Year Treasury Index - index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years, (minimum amount outstanding is $1 billion per issue).



  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line Composite Index - comprehensive source of information and advice on approximately 1700 stocks, more than 90 industries, the stock market, and the economy.


  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts and real estate operating companies. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.


  Wilshire REIT Index - measures the performance of U.S. public traded real estate investment trusts (REITs).


  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                  UAM Funds

                                  PO Box 219081
                              Kansas City, MO 64121

                       (Toll free) 1-877-826-5465








                         Cambiar Opportunity Portfolio
                               Institutional Class


                       Statement of Additional Information

                               July 30, 2001








     This statement of additional information ("SAI") is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated July 30, 2001, as supplemented from time to time. You may obtain the Fund's prospectus by contacting the UAM Funds at the address listed above.

     The audited financial statements of the Fund and the related report of PricewaterhouseCoopers LLP, independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents


Description Of Permitted Investments.....................................   1

         Debt Securities.................................................   1
         Derivatives.....................................................   6
         Equity Securities...............................................  14
         Foreign Securities..............................................  16
         Investment Companies............................................  19
         Repurchase Agreements...........................................  20
         Restricted Securities...........................................  20
         Securities Lending..............................................  20
         Short Sales.....................................................  21
         When-Issued, Delayed Delivery and Forward Transactions..........  21

Investment Policies Of The Fund..........................................  22

         Fundamental Investment Policies.................................  22
         Non-Fundamental Investment Policies.............................  23

Management Of The Company................................................  23

         Board Members...................................................  24
         Officers .......................................................  25

Principal Shareholders...................................................  27
Investment Advisory And Other Services...................................  27

         Investment Adviser..............................................  27
         Distributor.....................................................  29
         Shareholder Servicing Arrangements..............................  29
         Administrative Services.........................................  29
         Transfer Agent..................................................  30
         Custodian.......................................................  30
         Independent Accountants.........................................  30
         Codes of Ethics.................................................  30

Brokerage Allocation And Other Practices.................................  30

         Selection of Brokers............................................  30
         Simultaneous Transactions.......................................  31
         Brokerage Commissions...........................................  31

Capital Stock And Other Securities.......................................  32
Purchase, Redemption And Pricing Of Shares...............................  33

         Net Asset Value Per Share.......................................  33
         Purchase of Shares..............................................  34
         Redemption of Shares............................................  35
         Exchange Privilege..............................................  36
         Transfer Of Shares..............................................  36

Performance Calculations.................................................  36

         Total Return....................................................  37
         Yield    .......................................................  37
         Comparisons.....................................................  38

Financial Statements....................................................   38
Glossary ...............................................................   38
Bond Ratings............................................................   39

         Moody's Investors Service, Inc.................................   39
         Standard & Poor's Ratings Services.............................   42
         Fitch Ratings..................................................   43

Comparative Benchmarks..................................................   45

Description of Permitted Investments

     As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."


Debt Securities
--------------------------------------------------------------------------------
     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     .   By the right of the issuer to borrow from the U.S. Treasury;

     . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .   By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

     Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a stock-holder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

     Bank Obligations

     The Fund will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     Bankers' Acceptance

     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently use ratings compiled by Moody's, S&P and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

Derivatives
--------------------------------------------------------------------------------
     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     The Fund may incur commission expenses when it opens or closes a futures position.

     Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

     Purchasing Put and Call Options

     When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

     .   Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .   Closing it out in the secondary market at its current price.

     Selling (Writing) Put and Call Options

     When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     . A call option on the same security or index with the same or lesser exercise price;

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     . In the case of an index, the portfolio of securities that corresponds to the index.

     At the time of selling a put option, the Fund may cover the put option by:

     .   Entering into a short position in the underlying security;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     .   Maintaining the entire exercise price in liquid securities.

     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

     Combined Positions

     The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Forward Foreign Currency Exchange Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     .   Do not require an initial margin deposit.

     . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

     Foreign Currency Hedging Strategies

     A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

     The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

     It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

     Swaps, Caps, Collars and Floors

     Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

     Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.


     Correlation of Prices

     The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

     Lack of Liquidity

     Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     .   have to purchase or sell the instrument underlying the contract;

     .   not be able to hedge its investments; and

     .   not be able to realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     . the facilities of the exchange may not be adequate to handle current trading volume;

     . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     . investors may lose interest in a particular derivative or category of derivatives.

     Management Risk

     If the adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

     Margin

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     .   actual and anticipated changes in interest rates;

     .   fiscal and monetary policies; and

     .   national and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Equity Securities
--------------------------------------------------------------------------------

Types of Equity Securities

     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

     Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

     A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     . Factors affecting an entire industry, such as increases in production costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

     Initial Public Offerings ("IPO")

     The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities
--------------------------------------------------------------------------------

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .   They can invest in investment funds.

     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets.

     These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

     Stock Exchange and Market Risk

     The adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

     . are generally more volatile than, and not as developed or efficient, as those in the United States;

     .   have substantially less volume;

     . trade securities that tend to be less liquid and experience rapid and erratic price movements;

     . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

         Foreign markets may offer less protection to shareholders than U.S. markets because:

     . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     . Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;


     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .   Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     .   Offer less protection of property rights than more developed countries;
         and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.


Investment Companies
--------------------------------------------------------------------------------
     The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a Fund in the UAM Funds Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio (formerly the UAM DSI Money Market Portfolio), provided that the investment is:

     .   For cash management purposes;

     .   Consistent with the Fund's investment policies and restrictions; and

     . The Fund's adviser waives any fees it earns on the assets of the Fund that are invested in the UAM Dwight Money Market Portfolio.

     The Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.


Repurchase Agreements
--------------------------------------------------------------------------------
     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

     When the Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

Restricted Securities
--------------------------------------------------------------------------------
     The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public, but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

Securities Lending
--------------------------------------------------------------------------------
     The Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If the Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     .   It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

     .   It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .   Experience delays in recovering its securities.

Short Sales
--------------------------------------------------------------------------------

Description of Short Sales

     Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     Investors typically sell securities short to:

     .   Take advantage of an anticipated decline in prices.

     .   Protect a profit in a security it already owns.

     The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

     To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

     In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

     The Fund will not short sell a security if:

     . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund net assets.

     . The market value of the securities of any single issuer that have been sold short by the Fund would exceed the two percent (2%) of the value of the Fund's net assets.

     . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

When-Issued, Delayed Delivery and Forward Transactions
--------------------------------------------------------------------------------
     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Investment Policies of the Fund

Fundamental Investment Policies
--------------------------------------------------------------------------------
     The following limitations are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

     . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

     . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

     . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     . Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

     . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in, securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

     . Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     . Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Non-Fundamental Investment Policies
--------------------------------------------------------------------------------
     The following limitations are non-fundamental, which means the Fund may change them without shareholder approval.

     . The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

                Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

     . The Fund may purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     . The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     .   The Fund may invest in the securities of foreign issuers.

     . The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

         The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     . The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.

                The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and
         (2) limiting its holdings of such securities to 15% of net assets.

     . The Fund may write covered call options and may buy and sell put and call options.

     .   The Fund may enter into repurchase agreements.

     . The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     . The Fund may sell securities short and engage in short sales "against the box."

     .   The Fund may enter into swap transactions.


Management of the Company

     The Board manages the business of the Company under Delaware law. The Board elects officers to manage the day-to-day operations of the Company and to execute the policies the Board has formulated. The Company pays each Independent Board Member the following fees:

     .   A $200 quarterly retainer fee per active Fund;

     . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

     .   $1,500 for each private meeting of the Board;

     .   $1,000 for each telephonic meeting of the Board; and

     . $1,000 per day for attending seminars, up to a maximum of three events per year.

     In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Independent Board Members and allocated proportionally among all Funds in the UAM Funds Complex. The Company does not pay its Interested Board Members or officers for their services as trustees or officers.

Board Members
--------------------------------------------------------------------------------

     The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of July 30, 2001, the UAM Funds Complex was comprised of 40 portfolios. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the portfolios in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Board Member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.


          Aggregate       Total Compensation

      Compensation from     From UAM Funds
    Name, Address,
        Company as of        Complex as of
    Date of Birth             Principal Occupations During the Past 5 years
           4/30/01              4/30/01

--------------------------------------------------------------------------------
-------------------------------------------
    John T. Bennett, Jr.      Mr. Bennett is President of Spuam Investment
Management         $8,375               $54,150
    RR2 Box 700               Company, Inc. and Great Island Investment Company.
Inc.
    Center Harbor, NH 03226   (investment  management).  From 1988 to 1993, Mr.
    1/26/29                   Bennett was President of Bennett Management
Company.
                              Mr. Bennett serves on the Board of each Company in
                              the UAM Funds Complex.

--------------------------------------------------------------------------------
-------------------------------------------
    Nancy J. Dunn             Ms. Dunn has been Financial Officer of World
Wildlife           $8,375               $54,150
    1250 24/th/ St., NW       Fund (nonprofit), since January 1999.  From 1991
to
    Washington, DC  20037     1999, Ms. Dunn was Vice President for Finance and
    8/14/51                   Administration and Treasurer of Radcliffe College
                              (Education).  Ms. Dunn serves on the Board of each
                              Company in the UAM Funds Complex.

--------------------------------------------------------------------------------
-------------------------------------------
    William A. Humenuk        Mr. Humenuk has been Senior Vice President
             $8,375               $54,150
    10401 N. Meridian St      Administration, General Counsel and Secretary of
Lone
    Suite 400                 Star Industries Inc. (cement and ready-mix
concrete)
    Indianapolis, IN 46290    since March 2000.  From June 1998 to March 2000 he
    4/21/42                   was Executive Vice President and Chief
Administrative
                              Officer of Philip Services Corp. (ferrous scrap
                              processing, brokerage and industrial outsourcing
                              services).  Mr. Humenuk was a Partner in the
                              Philadelphia office of the law firm Dechert Price
&
                              Rhoads from July 1976 to June 1998.  He was also
                              formerly a Director of Hofler Corp. (manufacturer
of
                              gear grinding machines).  Mr. Humenuk serves on
the
                              Board of each Company in the UAM Funds Complex.

--------------------------------------------------------------------------------
-------------------------------------------
    Philip D. English         Mr. English is President and Chief Executive
Officer            $8,375               $54,150
    16 West Madison Street    of Broventure Company, Inc., a company engaged in
the
    Baltimore, MD 21201       investment management business.  He is also
Chairman
    8/5/48                    of the Board of Chektec Corporation (drugs) and
Cyber
                              Scientific, Inc. (computer mouse company).  Mr.
                              English serves on the Board of each Company in the
                              UAM Funds Complex.

--------------------------------------------------------------------------------
-------------------------------------------
    James F. Orr, III*        President, Chief Executive Office and Director of
Old           $    0               $     0
    One International Place   Mutual (US) Holdings Inc. (financial services)
since
    Boston, MA 02110          May 2000; Chairman and Chief Executive Officer of
    3/5/43                    UNUM Corporation (insurance) from 1988 to 1999;
                              Trustee of Bates College and the Committee for
                              Economic Development; Chairman-elect of the Board
                              of Trustees of the Rockefeller Foundation; Member
                              of The Business Roundtable, the Harvard Center for
                              Society, and the Health Advisory Council at the
                              Harvard School of Public Health; Director of the
                              Nashua Corporation and the National Alliance of
                              Business.


Officers
--------------------------------------------------------------------------------
     The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by Old Mutual US, its affiliates or SEI, but not by the Company.


          Aggregate             Total
                             Position
    Compensation From   Compensation From
    Name, Address,           with       Principal Occupations During the Past 5
    the Company as of   UAM Funds Complex
    Date of Birth            Company    years
         4/30/01          as of 4/30/01

--------------------------------------------------------------------------------
----------------------------------------
    James F. Orr, III        Chairman   President, Chief Executive Office and
           $0                   $0
    One International Place  of the     Director of Old Mutual (US) Holdings
Inc.
    Boston, MA  02110        Board      (financial services) since May 2000;
    3/5/43                   and        Chairman and Chief Executive Officer of
                             President  UNUM Corporation (insurance) from 1988
to
                                        1999; Trustee of Bates College and the
                                        Committee for Economic Development;
                                        Chairman-elect of the Board of Trustees
                                        of the Rockefeller Foundation; Member of
                                        The Business Roundtable, the Harvard
                                        Center for Society, and the Health
                                        Advisory Council at the Harvard School
                                        of Public Health; Director of the Nashua
                                        Corporation and the National Alliance of
                                        Business.


--------------------------------------------------------------------------------
----------------------------------------
    Linda T. Gibson          Vice       General Counsel and Senior Vice
President           $0                   $0
    One International Place  President  of Old Mutual (US) Holdings Inc.
    Boston, MA  02110        and        (financial services); President of UAM
    7/31/65                  Secretary  Investment Services, Inc. (financial
                                        services), UAM Fund Services, Inc.
                                        (financial services) and UAM Fund
                                        Distributors, Inc. (broker-dealer) since
                                        April, 2000; Trustee and President of
                                        UAM Trust Company (trust company) since
                                        April, 2001; Director of UAM Funds plc
                                        (UCITS fund) since April 2001; various
                                        director and officer positions with
                                        subsidiaries of Old Mutual (US) Holdings
                                        Inc. and investment products managed by
                                        such subsidiaries; Senior Vice President
                                        and Secretary of Signature Financial
                                        Group, Inc. (financial services) and
                                        affiliated broker-dealers from 1991 to
                                        2000; Director and Secretary of
                                        Signature Financial Group Europe, Ltd.
                                        (financial services) from 1995 to 2000;
                                        Secretary of the Citigroup Family of
                                        Mutual Funds (mutual funds) from 1996 to
                                        2000; Secretary of the 59 Wall Street
                                        Family of Mutual Funds (mutual funds)
                                        from 1996 to 2000.

--------------------------------------------------------------------------------
----------------------------------------
    Sherry Kajdan            Vice       Vice President and Assistant Secretary
of           $0                   $0
    Vetterlein               President  the Administrator since January 2001.
    One Freedom Valley       and        Shareholder/Partner, Buchanan Ingersoll
    Drive                    Assistant  Professional Corporation (law firm)
    Oaks, PA  19456          Secretary  (1992-2000).
    6/22/62


--------------------------------------------------------------------------------
----------------------------------------
    Christopher T. Salfi     Treasurer  Director, Fund Accounting, SEI
Investments          $0                   $0
    530 East Swedesford                 Investments Mutual Fund Services since
January
    Road                                1998; prior to his current, position,
served most
    Wayne PA 19087                      recently as Fund Accounting Manager of
SEI
    11/28/63                            Investments Mutual Fund Services from
1994
                                        to 1998; Investment Accounting Manager
at PFPC
                                        Inc. (mutual fund  services) from 1993
to
                                        1994; FPS Services, Inc. (mutual fund
                                        services) from 1986 to 1993.

--------------------------------------------------------------------------------
----------------------------------------
    Molly S. Mugler          Assistant  Assistant General Counsel of Old Mutual
           $0                   $0
    One International Place  Secretary  (US) Holdings Inc. (financial services)
                                        since January 2001; various officer
                                        positions with

--------------------------------------------------------------------------------
----------------------------------------


          Aggregate             Total
                             Position
    Compensation From   Compensation From
    Name, Address,           with       Principal Occupations During the Past 5
    the Company as of   UAM Funds Complex
    Date of Birth            Company    years
         4/30/01          as of 4/30/01

--------------------------------------------------------------------------------
----------------------------------------
     Boston, MA 02110                   subsidiaries of Old Mutual (US)
     10/16/51                           Holdings Inc. and investment
                                        products managed by such subsidiaries

                                        since January 2001; Secretary of

                                        Signature Financial Group, Inc.

                                        (financial services) and subsidiaries

                                        (including affiliated broker-dealers)
and
                                        investment products serviced by such

                                        subsidiaries until 2001; President of
SFG
                                        Global Investments, Inc. (commodity pool

                                        operator) until 2001.



--------------------------------------------------------------------------------
----------------------------------------


Principal Shareholders

     As of July 10, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:



     Name and Address of Shareholder                              Class
         Percentage of Shares Owned

--------------------------------------------------------------------------------
---------------------------------------
     Charles Schwab & Co., Inc.                           Institutional Shares
                   29.92%
     Reinvest Account
     Attn: Mutual Funds
     101 Montgomery Street
     San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
---------------------------------------
     Wells Fargo Bank Minnesota, NA                       Institutional Shares
                   14.56%
     FBO Michael Barish
     P.O. Box 1533
     Minneapolis, MN  55480-1533

--------------------------------------------------------------------------------
---------------------------------------
     Wells Fargo Bank Minnesota, NA                       Institutional Shares
                   12.69%
     FBO Waco EMP PSP,M Trotsky
     P.O. Box 1533
     Minneapolis, MN  55480-1533

--------------------------------------------------------------------------------
---------------------------------------
     Leo L. Block                                         Institutional Shares
                   5.46%
     1814 La Sombra Dr.
     San Antonio, TX 78209-3350

--------------------------------------------------------------------------------
---------------------------------------



     Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of July 10, 2001, the trustees and officers of the Company owned less than 1% of the outstanding shares of the Fund.*


    *This amount does not include securities held of record by Linda T. Gibson as trustee of certain 401(k) plans of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.


Investment Advisory and Other Services

Investment Adviser
--------------------------------------------------------------------------------

  Cambiar Investors LLC, a Colorado limited liability corporation located at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206, is the investment adviser to the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser and its predecessor, Cambiar Investors, Inc. which was an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1973. The adviser is owned by Cambiar LLLP. Cambiar LLLP is controlled by six partners of Cambiar LLLP who were formerly senior officers of Cambiar Investors, Inc.

Investment Advisory Agreement

     This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.

     Service Performed by Adviser

     The adviser:

     .   Manages the investment and reinvestment of the Fund's assets;

     . Continuously reviews, supervises and administers the investment program of the Fund; and

     . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

     Continuing an Investment Advisory Agreement

     The Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

     . (1) majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

     . (2) majority of the Board Members or by a majority of the shareholders of the Fund.

     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

     .   It gives the adviser 60 days' written notice.

     The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.


Advisory Fees


     For its services, the Fund pays its adviser a fee calculated at an annual rate of 1.00% of its average daily net assets. Due to the effect of fee waivers by the Fund's investment adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Fund paid the following in management fees to Cambiar Investors,
     Inc.:

       Fiscal Year End     Investment Advisory Fees Paid   Investment Advisory
Fees Waived   Total Investment Advisory Fee

--------------------------------------------------------------------------------
-----------------------------------------
           4/30/01                      $0                             $48,982
                       $48,982

--------------------------------------------------------------------------------
-----------------------------------------
           4/30/00                      $0                             $31,375
                       $31,375

--------------------------------------------------------------------------------
-----------------------------------------
           4/30/99                      $0                             $12,984
                       $12,984

--------------------------------------------------------------------------------
-----------------------------------------


Distributor

--------------------------------------------------------------------------------
     Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Fund offers its shares continuously. While FDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for Institutional Class Shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

SHAREHOLDER SERVICING ARRANGEMENTS

--------------------------------------------------------------------------------

     The adviser may at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund. The adviser may make such payments out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate affiliated companies for referring investors to the Fund.


Administrative Services

--------------------------------------------------------------------------------

Administrator

     The Company and SEI Investments Mutual Fund Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

     Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the Fund paid the following in administration and sub-administration fees:

                        Fiscal Year End          Total Administration Fee*
                   -------------------------- ---------------------------------
                            4/30/01                       $81,493
                   -------------------------- ---------------------------------
                            4/30/00                       $87,167
                   -------------------------- ---------------------------------
                            4/30/99                       $12,949


     * For the period from May 1, 2000 through March 31, 2001 and the fiscal years ended April 30, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administrative fees of $76,495, $87,167 and $12,949, respectively.



     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc.,

     PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and TIP Funds.


     UAM Shareholder Services Center, Inc. ("UAMSSC") provides services as a shareholder servicing agent for the Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays UAMSSC monthly fees calculated at the annual rate set forth below:

     .   $7,500 for the first operational class of the Fund; plus

     .   $2,500 for each additional operational class of the Fund.

Transfer Agent

--------------------------------------------------------------------------------
     DST Systems, Inc., ("DST") which has its principal offices at 333 West 11/th/ Street, Fifth Floor, Kansas City, MO 64105 serves as Transfer Agent to the Company.

Custodian

--------------------------------------------------------------------------------
     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.


Independent Accountants

--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Company.


Codes of Ethics

--------------------------------------------------------------------------------

     The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund.


Brokerage Allocation and Other Practices

Selection of Brokers

--------------------------------------------------------------------------------

     The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which a Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of the services may be used by the adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities. During the Fund's most recent fiscal year, the total amount of securities transactions for the Fund was $10,178,212, the total amount of transactions effected through brokers providing research was $4,597,965 and the brokerage commissions paid to brokers providing research was $8,529.

     It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.




     The Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, the Fund's adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO's designated brokers. When Fund brokerage is directed to SIDCO's designated brokers, the Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, rating fees, registration fees and organizational expenses. Investment adviser fees, administration fees, shareholder fees and 12b-1 fees cannot be paid through directed brokerage. Where a Fund is operating under a voluntary expense limitation, overall Fund expenses may not be reduced below the level of such limitation. SIDCO has established relationships with a variety of domestic and international brokers. For its most recent fiscal year, the Fund did not direct any brokerage through SIDCO's designated brokers.


     As of April 30, 2001, the Fund did not hold any securities of its regular brokers and dealers as these terms are defined in the 1940 Act.


Simultaneous Transactions

--------------------------------------------------------------------------------
     The adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the adviser are subject to review by the Company's Board.

Brokerage Commissions

--------------------------------------------------------------------------------

Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid


     For the last three fiscal years, the Fund has paid the following in brokerage commissions. Significant differences are due to increases or decreases in the Fund's net assets.

                           Fiscal Year End             Brokerage Commissions
     --------------------------------------------------------------------------
                               4/30/01                        $18,437
     --------------------------------------------------------------------------
                               4/30/00                        $12,239
     --------------------------------------------------------------------------
                               4/30/99                        $ 6,585
     --------------------------------------------------------------------------

Capital Stock and Other Securities

The Company

     The Company was organized under the name "The Regis Fund II" as a Delaware business trust on May 18, 1994. On October 31, 1995, the Company changed its name to "UAM Funds Trust." The Company's address is located at One Freedom Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end, management investment company and the Fund is diversified. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U.S. government securities).

Description of Shares and Voting Rights

     The Company's Agreement and Declaration of Trust permits the Company to issue an unlimited number of shares of beneficial interest, without par value. The Board has the power to designate one or more series (portfolios) or classes of shares of beneficial interest without shareholder approval.

     Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Board members can elect 100% of the Board if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of a portfolio. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Board.

     If the Company is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Company will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the portfolio. A majority of the Board may authorize the liquidation of any portfolio or class at any time.

     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

     Class Differences

     The Board has authorized three classes of shares, Institutional, Institutional Service and Advisor. Not all of the portfolios issue all of the classes. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects.

     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan;

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures; and

     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

     .   Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class's:

     .   Net income;

     .   Dividends; and

     .   NAV to the extent the portfolio has undistributed net income.


Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .   Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, the Fund will automatically reinvest all dividends and distributions in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.

     The Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

Federal Taxes

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that the Fund itself generally will be relieved of federal income and excise taxes. If the Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.


     As of April 30, 2001, the Fund has no capital loss carryovers.


Purchase, Redemption and Pricing of Shares

Net Asset Value Per Share

--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of the Fund is equal to its NAV. The Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .   Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

     The Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values its Assets

     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.


Purchase of Shares

--------------------------------------------------------------------------------
     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund's shares.

In-Kind Purchases

     At its discretion, the Company may permit investors to purchase shares of the Fund with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.

     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .   The securities are eligible investments for the Fund;

     .   The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.


Redemption of Shares

--------------------------------------------------------------------------------
     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund's investments.

By Mail

     Requests to redeem shares must include:

     .   Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .   Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .   Redeem shares represented by a certificate.

     The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the shareholder to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and shareholders may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "How the Fund Values its Assets." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .   Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .   On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Fund and its sub-transfer agent from fraud.

     The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .   when the NYSE and custodian bank are closed;

     .   when trading on the NYSE is restricted;

     . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .   for such other periods as the SEC may permit.


Exchange Privilege

--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

Transfer Of Shares

--------------------------------------------------------------------------------
     Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

     The Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculates its current yield and average annual total return information according to the methods required by the SEC.

Total Return

--------------------------------------------------------------------------------
     Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Adviser Class Shares and Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

     The Fund calculates these figures according to the following formula:

         P (1 + T)/n/ = ERV

         Where:

         P   =   a hypothetical initial payment of $1,000

         T   =   average annual total return

         n   =   number of years

                 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Set forth in the table below are the Fund's average annual returns for the one-year period ended April 30, 2001 and the period from the Fund's inception date through April 30, 2001.



           One Year       Five Years       Since Inception       Inception Date
     ---------------------------------------------------------------------------
           15.63%           N/A                 22.05%             6/30/98


Yield

--------------------------------------------------------------------------------
     Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Adviser Class Shares and Institutional Service Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)/6/-1]

         Where:

         a =  dividends and interest earned during the period

         b =  expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d = the maximum offering price per share on the last day of the period.

Comparisons
--------------------------------------------------------------------------------
     The Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund;

     .   that the indices and averages are generally unmanaged;

     . that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance; and

     .   that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

Financial Statements

     The following documents are included in the Fund's April 30, 2001 Annual
     Report:

     .   Financial statements for the fiscal year ended April 30, 2001;

     .   Financial highlights for the respective periods presented; and

     .   The report of PricewaterhouseCoopers LLP.


     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus of the Fund.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser of the Fund.

     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Trustees as a group.

     Company refers to UAM Funds Trust.

     FDI  is Funds Distributor, Inc., the Company's distributor.

     Fund refers to the Cambiar Opportunity Portfolio, which is a series of the Company.

     Independent Board Member refers to Board Members that are not Interested Board Members.

     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings Inc. or the Company's principal underwriter.

     NAV is the net asset value per share of the Fund.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     Old Mutual US is Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation).

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

     SEI is SEI Investments Mutual Funds Services, the Company's administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.

     UAMSSC is UAM Fund Shareholder Servicing Center, Inc., the Company's shareholder-servicing agent.

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Corporate & Municipal Long-Term Debt Ratings


     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.


     A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Commercial Paper Ratings



     Moody's commercial paper issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.






     Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


                         . Leading market positions in well-established industries.

                         .    High rates of return on funds employed.

                         . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                         . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                         . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


     Not Prime       Issuers rated Not Prime do not fall within any of the Prime rating categories.

    Municipal Note Ratings

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------

Corporate and Municipal Long-Term Debt Ratings






     AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB", "B", "CCC" , "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C An obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     Commercial Paper Ratings


         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


     A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Note Ratings

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.



FITCH RATINGS
--------------------------------------------------------------------------------

Corporate and Municipal Long-Term Debt Ratings



     Investment Grade


     AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. "A" ratings denote a low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


     Speculative Grade

     BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


     DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                                   Entities rated in this category have
                     defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

    Commercial Paper Ratings

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     F1 Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; and may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


     D               Default.  Denotes actual or imminent payment default.




         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


Comparative Benchmarks

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7- and 30-day yields.


     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Brothers Indices:
     -----------------------

     Lehman Brothers Aggregate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million for U.S. government issues.


     Lehman Brothers U.S. Credit Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

     Lehman Brothers Government Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and U.S Credit Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.


     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

     Lehman Brothers Intermediate Government/Credit Index - a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.


     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     Lipper, Inc./Lipper Indices/Lipper Averages
     -------------------------------------------

     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices: 1) component funds are largest in group;
     2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.


     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 65% or more of the portfolio in equities. (Equity category)










     Lipper Equity Mid Cap Funds Indices:

     Lipper Mid Cap-Growth Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings, ratio, price to book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

     Lipper Mid-Cap Core Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Core funds have a wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

     Lipper Mid-Cap Value Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

     Lipper Small-Cap Growth Fund Indices:

     Lipper Small Cap Growth Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.

     Lipper Small-Cap Core Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Core funds have wide latitude in the companies in which they invest. The funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.

     Lipper Small-Cap Value Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three- year earnings growth figure, compared to the US diversified small-cap universe average.

     Lipper Mutual Fund Performance Analysis and Lipper-Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell U.S. Equity Indexes:
     ----------------------------

     Russell 3000(R)Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

     Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.


     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

     Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.


     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

     Standard & Poor's U.S. Indices:
     -------------------------------
     In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

     S&P 500 Composite Index - an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.


     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

     S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

     S&P Super Composite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.


     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.


     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITs. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.


     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Standard & Poor's CANADA Indices:
     ---------------------------------

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

     Standard & Poor's Global Indices:
     ---------------------------------

     S&P Euro 350 Index - measures the performance of equities in the United Kingdom and 14 Euro Zone countries plus Denmark, Norway, Sweden and Switzerland. The S&P Euro Index is derived from the S&P Europe 350 and measures the performance of equities in ten markets of the Eurobloc region. The S&P Euro Plus Index is also derived from the S&P Europe and consists of 14 European markets, that is, the ten euro zone markets plus Denmark, Norway, Sweden and Switzerland.


     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.





     Salomon Smith Barney Global Equity Index (SSBGEI) - spans 49 countries and is constructed in a comprehensive top-down manner, including all companies with an available free float of at least US $100 million as of the Index reconstitution (the time during which companies are reassessed for index membership). As of July 1, 2001, the SSBGEI included the shares of more than 8,280 companies with a total market capitalization of US $27.3 trillion, US $20.7 trillion of which was considered available free float for constituent weighting purposes.



     Salomon Smith Barney One to Three Year Treasury Index - index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years, (minimum amount outstanding is $1 billion per issue).





     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line Composite Index - comprehensive source of information and advice on approximately 1700 stocks, more than 90 industries, the stock market, and the economy.

     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts and real estate operating companies. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

     Wilshire REIT Index - measures the performance of U.S. public traded real estate investment trusts (REITs).


     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds

                                 PO Box 219081
                            Kansas City, MO  64121

                          (Toll free) 1-877-826-5465




              Chicago Asset Management Value/Contrarian Portfolio
                              Institutional Class

                      Statement of Additional Information

                                 July 30, 2001




  This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated July 30, 2001, as supplemented from time to time. You may obtain a prospectus by contacting the UAM Funds at the address listed above.



  The audited financial statements of the Fund and the related report of PricewaterhouseCoopers LLP, independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

                               TABLE OF CONTENTS

                                                             Page
Table Of Contents

Description of Permitted Investments.........................   1
     Borrowing...............................................   1
     Debt Securities.........................................   1
     Derivatives.............................................   7
     Equity Securities.......................................  14
     Foreign Securities......................................  17
     Investment Companies....................................  20
     Repurchase Agreements...................................  20
     Restricted Securities...................................  21
     Securities Lending......................................  21
     Short Sales.............................................  21
     When Issued, Delayed Delivery and Forward Transactions..  22
Investment Policies of the Fund..............................  23
Management of the Company....................................  24
     Board Members...........................................  24
     Officers................................................  25
Principal Shareholders.......................................  27
Investment Advisory and Other Services.......................  28
     Investment Adviser......................................  28
     Distributor.............................................  29
     Shareholder Servicing Arrangements......................  29
     Administrative Services.................................  29
     Transfer Agent..........................................  30
     Custodian...............................................  30
     Independent Accountants.................................  30
     Codes of Ethics.........................................  31
Brokerage Allocation and Other Practices.....................  31
     Selection of Brokers....................................  31
     Simultaneous Transactions...............................  32
     Brokerage Commissions...................................  32
Capital Stock and Other Securities...........................  32
Purchase, Redemption and Pricing of Shares...................  34
     Net Asset Value Per Share...............................  34
     Purchase of Shares......................................  35
     Redemption of Shares....................................  36
     Exchange Privilege......................................  37
     Transfer Of Shares......................................  37
Performance Calculations.....................................  38
     Total Return............................................  38
     Yield...................................................  38
     Comparisons.............................................  39
Financial Statements.........................................  39
Glossary.....................................................  39
Bond Ratings.................................................  41
     Moody's Investors Service, Inc..........................  41
     Standard & Poor's Ratings Services......................  44

                               TABLE OF CONTENTS
                                  (Continued)
                                                              Page
     Fitch Ratings...........................................  47
Comparative Benchmarks.......................................  48

Description of Permitted Investments


     As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."

BORROWING

--------------------------------------------------------------------------------
     The Fund may not borrow money, except if permitted by its fundamental investment policies:

     . It may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed);

     . It may borrow up to an additional 5% of its total assets from anyone for temporary purposes;

     . It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and

     . It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     Borrowing is a form of leverage, which may magnify a Fund's gain or loss. To mitigate the risks of leverage, the Fund will limit the amount it may borrow to not more than 33 1/3% of its total assets, taken at market value. In addition, the Fund will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

DEBT SECURITIES

--------------------------------------------------------------------------------
     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     .    By the right of the issuer to borrow from the U.S. Treasury;

     . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .    By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a Fund.

  Corporate Bonds

  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

  Mortgage-Backed Securities

  Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

  Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

  Government National Mortgage Association (GNMA)

  GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which a Fund may lose if prepayment occurs.

  Federal National Mortgage Association (FNMA)

  FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

  Federal Home Loan Mortgage Corporation (FHLMC)


  FHLMC is a stock-holder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

  Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

  Risks of Mortgage-Backed Securities

  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

  Other Asset-Backed Securities

  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

  To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

  A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

  Collateralized Mortgage Obligations (CMOs)

  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

  Short-Term Investments

  To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

  Bank Obligations

  A Fund will only invest in a security issued by a commercial bank if the bank:

  . Has total assets of at least $1 billion, or the equivalent in other currencies;

  .  Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
     and

  . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that a Fund may purchase.

  Time Deposits

  Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A Fund may only purchase time deposits maturing from two business days through seven calendar days.

  Certificates of Deposit

  Certificates of deposit are negotiable certificates issued against money deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

  Bankers' Acceptance

  A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

  Commercial Paper

  Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investor Services ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

  Stripped Mortgage-Backed Securities

  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

  Yankee Bonds

  Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

  Zero Coupon Bonds

  These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

  These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U. S. Treasury sells itself.

  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

  Maturity

  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

  Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

  Duration

  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of
  a debt security.   Future interest payments and principal payments are
  discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

  An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

  The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

  Interest Rates

  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

  Prepayment Risk

  This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

  Extension Risk

  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

  Credit Rating

  Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

  Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

  A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Fund may invest in securities of any rating.

DERIVATIVES

-------------------------------------------------------------------------------
     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in a Fund's prospectus, a Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     A Fund may incur commission expenses when it opens or closes a futures position.

     Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

     Purchasing Put and Call Options

     When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

     .    Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .    Closing it out in the secondary market at its current price.

     Selling (Writing) Put and Call Options

     When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, a Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     A Fund is permitted only to write covered options. At the time of selling the call option, the Fund can cover a call option by owning:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     . A call option on the same security or index with the same or lesser exercise price;

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     . In the case of an index, a portfolio of securities that corresponds to the index.

     .    At the time of selling a put option, a Fund can cover a put option by:

     .    Entering into a short position in the underlying security;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     .    Maintaining the entire exercise price in liquid securities.

     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, a Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a Fund.

     Combined Positions

     A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Forward Foreign Currency Exchange Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     .    Do not require an initial margin deposit.

     . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

     Foreign Currency Hedging Strategies

     A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

     A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time.

     Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

     It is difficult to forecast with precision the market value of certain portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

     Swaps, Caps, Collars and Floors

     Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

     Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

     Correlation of Prices

     A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

     Lack of Liquidity

     Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

     . Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     .    Have to purchase or sell the instrument underlying the contract;

     .    Not be able to hedge its investments; and

     .    Not be able to realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     . Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     . The facilities of the exchange may not be adequate to handle current trading volume;

     . Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     . Investors may lose interest in a particular derivative or category of derivatives.

     Management Risk

     If the adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

     Margin

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     .    Actual and anticipated changes in interest rates;

     .    Fiscal and monetary policies; and

     .    National and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

--------------------------------------------------------------------------------

Types of Equity Securities

     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

     Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

     A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     . Factors affecting an entire industry, such as increases in production costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

     Initial Public Offerings ("IPO")

     The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

--------------------------------------------------------------------------------

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .    They can invest in investment funds.

     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

     Stock Exchange and Market Risk

     The adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

     . are generally more volatile than and not as developed or efficient as those in the United States;

     .    have substantially less volume;

     . trade securities that tend to be less liquid and to experience rapid and erratic price movements;

     . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     . employ trading, settlement and custodial practices are often less developed than those in U.S. markets; and

     . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

     Foreign markets may offer less protection to shareholders than U.S. markets because:

     . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

     . adequate public information on foreign issurers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

     . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

     Foreign Currency Risk


     While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;


     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .    Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     . Offer less protection of property rights than more developed countries; and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     . Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

     Many European coutries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.


INVESTMENT COMPANIES

--------------------------------------------------------------------------------
     A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of a Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a Fund in the UAM Funds Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio (formerly the UAM DSI Money Market Portfolio), provided that the investment is:

     .    For cash management purposes;

     .    Consistent with a Fund's investment policies and restrictions; and

     . The Fund's adviser waives any fees it earns on the assets of a Fund that are invested in the UAM Dwight Money Market Portfolio.

     A Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS

--------------------------------------------------------------------------------
     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). A Fund normally uses repurchase agreements to earn income on assets that are not invested.

     When a Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and a Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES

--------------------------------------------------------------------------------
     The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by a Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING

--------------------------------------------------------------------------------
     A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     .    It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

     .    It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .    Experience delays in recovering its securities.

SHORT SALES

--------------------------------------------------------------------------------

Description of Short Sales

     Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     .    Investors typically sell securities short to:

     .    Take advantage of an anticipated decline in prices.

     .    Protect a profit in a security it already owns.

     A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which a Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

     To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses a Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

     In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

     A Fund will not short sell a security if:

     . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

     . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

     . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities a Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS

--------------------------------------------------------------------------------
     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although a Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Investment Policies of the Fund

        The following investment limitations are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

     . Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

     . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

     . Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     . Purchase or sell real estate, except: (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that the Fund may invest in securities of issuers that deal or invest in real estate; and (3) that the Fund may purchase securities secured by real estate or interests therein.

     . Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

     . Underwrite the securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

     . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.


     The following limitations are non-fundamental, which means the Fund may change them without shareholder approval.

     . The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amount sup to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

          Notwithstanding the investment restriction above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

     . The Fund may purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     . The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     .    The Fund may invest in the securities of foreign issuers.

     . The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     . The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     . The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.

     . The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     . The Fund may write covered call options and may buy and sell put and call options.

     .    The Fund may enter into repurchase agreements.

     . The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     . The Fund may sell securities short and engage in short sales "against the box."

     .    The Fund may enter into swap transactions.


Management of the Company

     The Board manages the business of the Company under Delaware law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Board Member the following fees:

     .    A $200 quarterly retainer fee per active Fund;

     . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

     .    $1,500 for each private meeting of the Board;

     .    $1,000 for each telephonic meeting of the Board; and

     . $1,000 per day for attending seminars, up to a maximum of three events per year.

     In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the trustees and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Board Members or officers for their services as Trustees or officers.

BOARD MEMBERS

--------------------------------------------------------------------------------

     The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of July 30, 2001, the UAM Funds Complex was comprised of 40 portfolios. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Board Member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.


Aggregate Compensation   Total Compensation From
     Name, Address,                     Principal Occupations During the
from Company as of      UAM Funds Complex as of
     Date of Birth                      Past 5 years
      4/30/01                    4/30/01
--------------------------------------------------------------------------------
-------------------------------------------------
     John T. Bennett, Jr.               Mr. Bennett is President of Squam
      $8,375                     $54,150
     RR2 Box 700                        Investment Management Company, Inc. and

     Center Harbor, NH 03226            Great Island Investment Company, Inc.

     1/26/29                            (investment management). From 1988 to

                                        1993, Mr. Bennett was President of

                                        Bennett Management Company. Mr. Bennett

                                        serves on the Board of each Company in

                                        the UAM Funds Complex.

--------------------------------------------------------------------------------
-------------------------------------------------
     Nancy J. Dunn                      Ms. Dunn has been Financial Officer of
      $8,375                     $54,150
     1250 24/th/ St., NW                World Wildlife Fund (nonprofit), since

     Washington, DC  20037              January 1999. From 1991 to 1999, Ms.

     8/14/51                            Dunn was Vice President for Finance and

                                        Administration and Treasurer of

                                        Radcliffe College (Education). Ms. Dunn

                                        serves on the Board of each Company in

                                        the UAM Funds Complex.

--------------------------------------------------------------------------------
-------------------------------------------------
     William A. Humenuk                 Mr. Humenuk has been Senior Vice
      $8,375                     $54,150
     10401 N. Meridian St               President Administration, General

     Suite 400                          Counsel and Secretary of Lone Star

     Indianapolis, IN 46290             Industries Inc. (cement and ready-mix

     4/21/42                            concrete) since March 2000. From June

                                        1998 to March 2000 he was Executive Vice

                                        President and Chief Administrative

                                        Officer of Philip Services Corp.

                                        (ferrous scrap processing, brokerage and
                                        industrial outsourcing services). Mr.
                                        Humenuk was a Partner in the
                                        Philadelphia office of the law firm
                                        Dechert Price & Rhoads from July 1976 to
                                        June 1998. He was also formerly a
                                        Director of Hofler Corp. (manufacturer
                                        of gear grinding machines). Mr. Humenuk
                                        serves on the Board of each Company in
                                        the UAM Funds Complex.
--------------------------------------------------------------------------------
-------------------------------------------------
     Philip D. English                  Mr. English is President and Chief
      $8,375                     $54,150
     16 West Madison Street             Executive Officer of Broventure Company,
     Baltimore, MD 21201                Inc., a company engaged in the
     8/5/48                             investment management business. He is
                                        also Chairman of the Board of Chektec
                                        Corporation (drugs) and Cyber
                                        Scientific, Inc. (computer mouse
                                        company). Mr. English serves on the
                                        Board of each Company in the UAM Funds
                                        Complex.
--------------------------------------------------------------------------------
-------------------------------------------------
     James F. Orr, III*                 President, Chief Executive Officer and
      $    0                     $     0
     One International Place            Director of Old Mutual (US) Holdings
     Boston, MA 02110                   Inc. (financial services) since May
     3/5/43                             2000; Chairman and Chief Executive
                                        Officer of UNUM Corporation (insurance)
                                        from 1988 to 1999; Trustee of Bates
                                        College and the Committee for Economic
                                        Development; Chairman-elect of the Board
                                        of Trustees of the Rockefeller
                                        Foundation; Member of The Business
                                        Roundtable, the Harvard Center for
                                        Society, and the Health Advisory Council
                                        at the Harvard School of Public Health;
                                        Director of the Nashua Corporation and
                                        the National Alliance of Business.


OFFICERS

-------------------------------------------------------------------------------
     The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by Old Mutual US, its affiliates or SEI, but not by the Company.

--------------------------------------------------------------------------------
-------------------------------------------------
     Name, Address,           Position with    Principal Occupations
Aggregate Compensation     Aggregate Compensation
     Date of Birth            Fund             During the Past 5 Years
From the Fund as of      From the Fund Complex as

      4/30/01                   of 4/30/01
--------------------------------------------------------------------------------
-------------------------------------------------
James F. Orr, III*            Chairman of the  President, Chief
        $0                            $0
One International Place       Board and        Executive Officer and
Boston, MA  02110             President        Director of Old Mutual
3/5/43                                         (US) Holdings Inc.

                                               (financial services) since
                                               May 2000; Chairman

                                               and Chief Executive
                                               Officer of UNUM
                                               Corporation (insurance)
                                               from 1988 to 1999;

                                               Trustee of Bates College
                                               and the Committee

                                               for Economic Development;
                                               Chairman-elect of

                                               the Board of Trustees
                                               of the Rockefeller

                                               Foundation; Member
                                               of The Business

                                               Roundtable, the Harvard
                                               Center for Society,

                                               and the Health Advisory
                                               Council at the

                                               Harvard School of Public
                                               Health; Director of

                                               the Nashua Corporation
                                               and the National

                                               Alliance of Business.

--------------------------------------------------------------------------------
-------------------------------------------------
Linda T. Gibson               Vice President   General Counsel and
        $0                            $0
One International Place       and              Senior Vice President of
Boston, MA  02110             Secretary        Old Mutual (US) Holdings

7/31/65                                        Inc. (financial

                                               services); President

                                               of UAM Investment

                                               Services, Inc. (financial

                                               services), UAM Fund

                                               Services, Inc. (financial

                                               services) and UAM

                                               Fund Distributors, Inc.

                                               (broker-dealer) since

                                               April, 2000; Trustee

                                               and President of UAM

                                               Trust Company (trust

                                               company) since April,

                                               2001; Director of UAM

                                               Funds plc (UCITS fund)

                                               since April, 2001;

                                               various director and

                                               officer positions with

                                               subsidiaries of Old

                                               Mutual (US) Holdings

                                               Inc. (financial

                                               services) and investment

                                               products managed by

                                               such subsidiaries; Senior

                                               Vice President and

                                               Secretary of Signature

                                               Financial Group, Inc.

                                               (financial services)

                                               and affiliated

                                               broker-dealers from 1991

                                               to 2000; Director

                                               and Secretary of Signature

                                               Financial Group,

                                               Ltd. (financial services)

                                               from 1995 to 2000;

                                               Secretary of the Citigroup

                                               Family of Mutual

                                               Funds (mutual funds)

                                               from 1996 to 2000;

                                               Secretary of the 59 Wall

                                               Street Family of

                                               Mutual Funds (mutual funds)

                                               from 1996 to 2000.

--------------------------------------------------------------------------------
-------------------------------------------------
Sherry Kajdan Vetterlein      Vice President   Vice President and Assistant
        $0                            $0
One Freedom Valley Drive      and              Secretary of the
Oaks, PA  19456               Assistant        Administrator since
6/22/62                       Secretary        January 2001.
                                               Shareholder/Partner,
                                               Buchanan Ingersoll
                                               Professional Corporation
                                               (law firm) (1992-2000).
--------------------------------------------------------------------------------
-------------------------------------------------

--------------------------------------------------------------------------------
-------------------------------------------------
     Name, Address,           Position with    Principal Occupations
Aggregate Compensation     Aggregate Compensation
     Date of Birth            Fund             During the Past 5 Years
From the Fund as of      From the Fund Complex as

      4/30/01                   of 4/30/01
--------------------------------------------------------------------------------
-------------------------------------------------
     Christopher F. Salfi     Treasurer        Director, Fund Accounting,
         $0                         $0
     530 East Swedesford Road                  SEI Investments Mutual Fund

     Wayne, PA 19087                           Services since January 1998;

     11/28/63                                  prior to his current

                                               position, served most

                                               recently as Fund Accounting

                                               Manager of SEI Investments

                                               Mutual Fund Services from

                                               1994 to 1998; Investment

                                               Accounting Manager at PFPC

                                               Inc. (mutual fund services)

                                               from 1993 to 1994; FPS

                                               Services, Inc. (mutual fund

                                               services) from 1986 to 1993.

--------------------------------------------------------------------------------
-------------------------------------------------
                              Assistant        Assistant General Counsel of
         $0                         $0
     Molly S. Mugler          Secretary        Old Mutual (US) Holdings Inc.

     One International Place                   (financial services) since

     Boston, MA  02110                         January 2001; various officer

     10/16/51                                  positions with subsidiaries

                                               of Old Mutual (US) Holdings

                                               Inc. and investment products

                                               managed by such subsidiaries

                                               since January 2001; Secretary

                                               of Signature Financial Group,

                                               Inc. (financial services) and

                                               subsidiaries (including

                                               affiliated broker-dealers)

                                               and investment products

                                               serviced by such subsidiaries

                                               until 2001; President of SFG

                                               Global Investments, Inc.

                                               (commodity pool operator)

                                               until 2001.

--------------------------------------------------------------------------------
-------------------------------------------------


Principal Shareholders


   As of July 10, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of a Fund:



     Name and Address of Shareholder
Fund Name               Percentage of Shares Owned
     UMB Bank NA Cust
Value/Contrarian
     FBO IBC Retirement Income Plan
Portfolio
     928 Grand Blvd
Institutional Shares                  42.85%
     Kansas City, MO  64106-2008
--------------------------------------------------------------------------------
---------------------------------------------------
     UMBSC & Co
Value/Contrarian
     FBO Interstate Brands
Portfolio
     Moderate Growth
Institutional Shares                      14.80%
     PO Box 419175
     Kansas City, MO 64141-6175
--------------------------------------------------------------------------------
---------------------------------------------------
     UMBSC & Co
Value/Contrarian
     FBO Interstate Brands
Portfolio
     Aggressive Growth
Institutional Shares                      9.27%
     PO Box 419175
     Kansas City, MO 64141-6175
--------------------------------------------------------------------------------
---------------------------------------------------
     UMBSC & Co
Value/Contrarian
     FBO Interstate Brands
Portfolio
     Conservative Growth
Institutional Shares                      15.53%
     PO Box 419175
     Kansas City, MO 64104-6175
--------------------------------------------------------------------------------
---------------------------------------------------

     Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of July 10, 2001, the directors and officers of the Company owned less than 1% of the outstanding shares of the Fund.*


     * This amount does not include securities held of record by Linda T. Gibson as trustee of certain 401(k) plans of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.


Investment Advisory and Other Services


INVESTMENT ADVISER

--------------------------------------------------------------------------------

     Chicago Asset Management Company, a Delaware corporation located at 70 West Madison Street, 56th Floor, Chicago, Illinois 60602, is the investment adviser to the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser has specialized in the active management of stocks, bonds and balanced portfolios for institutional and tax-exempt clients since 1983. The adviser provides investment management services to corporations, unions, pension and profit sharing plans, trusts and other institutions. The investment adviser is owned by eight senior officers of the investment adviser.


What is the Investment Philosophy and Style of the Adviser?

     The adviser views itself as an equity manager who, by combining value judgment and contrarian opinion, strives to outperform the market and other money managers not by market timing, but by focusing on the selection of individual securities. Categorized as a large cap, bottom-up, value/contrarian strategy, the adviser's philosophy and strategy are qualitative and have remained the same since the inception of the firm.

Investment Advisory Agreement

     This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.

     Service Performed by Adviser

     The adviser:

     .    Manages the investment and reinvestment of the Fund's assets;

     . Continuously reviews, supervises and administers the investment program of the Fund; and

     . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to a Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

     Continuing an Investment Advisory Agreement

     The Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

     . (1) majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

     . (2) majority of the Board Members or by a majority of the shareholders of a Fund.

     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

     .    It gives the adviser 60 days' written notice.

     The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

     For its services, the Fund pays the adviser a fee calculated at an annual rate of 0.63% of its average daily net assets. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Fund paid the following in advisory fees to the adviser:


       Fiscal Year End    Investment Advisory Fees Paid    Investment Advisory
Fees     Total Investment Advisory Fee
                                                                    Waived


--------------------------------------------------------------------------------
--------------------------------
           4/30/01                    $397,538                      $      0
                 $397,538

--------------------------------------------------------------------------------
--------------------------------
           4/30/00                    $172,108                      $ 54,810
                 $226,918

--------------------------------------------------------------------------------
--------------------------------
           4/30/99                    $      0                      $137,651
                 $137,651


DISTRIBUTOR

--------------------------------------------------------------------------------
     Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Fund offers its shares continuously. While FDI will use its best efforts to sell shares of a Fund, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for Institutional Class Shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts, 02109.

SHAREHOLDER SERVICING ARRANGEMENTS

--------------------------------------------------------------------------------

     The adviser, may at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Fund. The entity making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the Fund.


ADMINISTRATIVE SERVICES

--------------------------------------------------------------------------------

Administrator

     The Company and SEI Investments Mutual Fund Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the

     Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it or its duties and obligations thereunder.

     Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the fund paid the following in administration and sub-administrations fees.


          Fiscal Year Ended                     Total Administrative Fee*
     ------------------------------------------------------------------------
          2001                                          $134,077
     ------------------------------------------------------------------------
          2000                                          $118,870
     ------------------------------------------------------------------------
          1999                                          $ 28,471
     ------------------------------------------------------------------------

    * For the period from May 1, 2000 through March 31, 2001 and for the fiscal years ended April 30, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administration fees of $125,158, $118,870 and $28,471, respectively.

     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator, SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds, including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oaks Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and TIP Funds.


     UAM Shareholder Services Center, Inc. ("UAMSSC") provides services as a shareholder servicing agent for each Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays UAMSSC monthly fees calculated at the annual rate set forth below:

     .    $7,500 for the first operational class of a Fund; plus

     .    $2,500 for each additional operational class of a Fund.

TRANSFER AGENT

--------------------------------------------------------------------------------
     DST Systems, Inc., ("DST") which has its principal offices at 333 West 11/th/ Street, Fifth Floor, Kansas City, MO 64105, serves as transfer agent to the Company.


CUSTODIAN

--------------------------------------------------------------------------------
     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for each portfolio of the Company.

CODES OF ETHICS

--------------------------------------------------------------------------------

     The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund.


Brokerage Allocation and Other Practices

SELECTION OF BROKERS

--------------------------------------------------------------------------------

     The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which a Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of the services may be used by the adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities. During the Fund's most recent fiscal year, the total amount of securities transactions for the Fund was $124,302,107, the total amount of transactions effected through brokers providing research was $124,302,107 and the brokerage commissions paid to brokers providing research was $181,590.

     It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.

     The Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, the Fund's adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO's designated brokers. When Fund brokerage is directed to SIDCO's designated brokers, the Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, ratings fees, registration fees and organizational expenses. Investment advisor fees, administration fees, shareholder fees and 12b-1 fees cannot be paid through directed brokerage. Where a Fund is operating under a voluntary expense limitation, overall Fund expenses may not be reduced below the level of such limitation. SIDCO has established relationships with a variety of domestic and international brokers. For its most recent fiscal year, the Fund did not direct any brokerage through SIDCO's designated brokers.

     As of April 30, 2001, the Fund held 33,400 shares, $1,680,020 worth of shares, of Bear Stearns, one of its regular brokers or dealers as defined in Rule 10b-1 of the 1940 Act.

SIMULTANEOUS TRANSACTIONS

--------------------------------------------------------------------------------
     The adviser makes investment decisions for a Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the adviser are subject to review by the Company's Board.

BROKERAGE COMMISSIONS

--------------------------------------------------------------------------------

Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

     For the last three fiscal years, the Value/Contrarian Portfolio paid the following in brokerage commissions. Significant differences are due to increases or decreases in the Fund's net assets.


               Fiscal Year End                        Brokerage Commissions
     ---------------------------------------------------------------------------
                   4/30/01                                $  181,590
     ---------------------------------------------------------------------------
                   4/30/00                                $  164,673
     ---------------------------------------------------------------------------
                   4/30/99                                $   23,446
     ---------------------------------------------------------------------------





Capital Stock and Other Securities

The Company

     The Company was organized under the name "The Regis Fund II" as a Delaware business trust on May 18, 1994. On October 31, 1995, the Company changed its name to "UAM Funds Trust." The address of the Company is One Freedom Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end, management investment company consisting of diversified and non-diversified Funds. The Fund is a diversified series of the Company. This means that with respect to 75% of its total assets, each Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities).

Description of Shares and Voting Rights

     The Company's Agreement and Declaration of Trust permits the Company to issue an unlimited number of shares of beneficial interest, without par value. The Board has the power to designate one or more series (Funds) or classes of shares of beneficial interest without shareholder approval.

     Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the Board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Board.

     If the Company is liquidated, the shareholders of each Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Company. The liquidation of any Fund or class thereof may be authorized at any time by a vote of a majority of the Board.

     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

     Class Differences

     The Board has authorized three classes of shares, Institutional, Institutional Service and Advisor. Not all of the Funds issue all of the classes. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects.

     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan;

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures; and

     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

     .    Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class's:

     .    Net income;

     .    Dividends; and

     .    NAV to the extent the Fund has undistributed net income.

Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .    Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, a Fund will automatically reinvest all dividends in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.

     The Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

Federal Taxes

     A Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, a Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, a Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. A Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.


     In addition, at April 30, 2001, the Value/Contrarian Portfolio elected to defer $5,938,524 of post October capital losses for income tax purposes. The losses will be available to offset realized capital gains for the fiscal year ended April 30, 2002.


Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE

--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of a Fund is equal to its NAV. A Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .    Liabilities include accrued expenses, and dividends payable; and

     . Total assets include the market value of the securities held by a Fund, plus cash and other assets plus income accrued but not yet received.

     The Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values its Assets

     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES

--------------------------------------------------------------------------------
     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. A Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of a Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of a Fund's shares.

In-Kind Purchases

     At its discretion, the Company may permit shareholders to purchase shares of a Fund with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How a Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of a Fund at the NAV of a Fund determined as of the same time.

     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .    The securities are eligible investments for a Fund;

     .    The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES

--------------------------------------------------------------------------------
     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of a Fund's investments.

By Mail

     Requests to redeem shares must include:

     .    Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .    Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .    Redeem shares represented by a certificate.

     The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of a Fund. If redemptions are paid in investment securities, such securities instead of cash, it will value such securities as set forth under "How the Fund Values Its Assets." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .    Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .    On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Company, a Fund and its sub-transfer agent from fraud.

     The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .    When the NYSE and custodian bank are closed;

     .    When trading on the NYSE is restricted;

     . During any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .    For such other periods as the SEC may permit.

EXCHANGE PRIVILEGE

--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES

--------------------------------------------------------------------------------
     Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

     The Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculates its current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN

--------------------------------------------------------------------------------
     Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     A Fund calculates the average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable expenses on an annual basis. Since Adviser Class Shares and Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

     A Fund calculates these figures according to the following formula:

          P (1 + T)/n/ = ERV

          Where:

          P   =   a hypothetical initial payment of $1,000

          T   =   average annual total return

          n   =   number of years

                  ERV  =     ending redeemable value of a hypothetical $1,000
                  payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     The table lists the Fund's average annual returns for the one-year period and the five-year period ended April 30, 2001 and the period from the Fund's inception date through April 30, 2001.


          One Year                     Five Years                 Since
Inception              Inception Date
--------------------------------------------------------------------------------
-----------------------------------
         -2.05%                           7.88%                       12.27%
                12/16/94


YIELD

--------------------------------------------------------------------------------
     Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Adviser Class Shares and Institutional Service Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield is obtained using the following formula:

          Yield = 2[((a-b)/(cd)+1)/6/-1]

          Where:

          a =  dividends and interest earned during the period

          b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends

          d = the maximum offering price per share on the last day of the period.

COMPARISONS

--------------------------------------------------------------------------------
     The Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or a Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . That the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

     .    That the indices and averages are generally unmanaged;

     . That the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

     .    That shareholders cannot invest directly in such indices or averages.

     . In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

Financial Statements

     The following documents are included in the Fund's April 30, 2001 Annual
     Report:

     .    Financial statements for the fiscal year ended April 30, 2001;

     .    Financial highlights for the respective periods presented; and


     .    The report of PricewaterhouseCoopers LLP.


     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus of the Fund.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser of the Fund.

     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Trustees as a group.

     Company refers to UAM Funds Trust.

     FDI is Funds Distributor, Inc., the Company's distributor.

     Fund refers to the Value/Contrarian Portfolio, which is a series of the Company.

     Independent Board Member refers Board Members that are not Interested Board Members.

     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings, Inc. or the Company's principal underwriter.

     NAV is the net asset value per share of a Fund.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     Old Mutual US is Old Mutual (US) Holdings, Inc. (formerly named United Asset Management Corporation).

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

     SEI is SEI Investments Mutual Funds Services, the Company's administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust.

     UAMSSC is UAM Fund Shareholder Servicing Center, Inc., the Company's shareholder-servicing agent.

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
-----------------------------------------------------------------------------




Corporate & Municipal Long-Term Debt Ratings

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.


A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.




  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Commercial Paper Ratings

     Moody's commercial paper issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.



Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


                    . Leading market positions in well-established industries.

                    .    High rates of return on funds employed.

                    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


Not Prime      Issuers rated Not Prime do not fall within any of the Prime rating categories.


 Municipal Note Ratings

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------


Corporate and Municipal Long-Term Debt Ratings






AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       Obligations rated "BB", "B", "CCC" , "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C An obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Commercial Paper Ratings


     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:



A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Municipal Note Ratings

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

FITCH RATINGS
--------------------------------------------------------------------------------


Corporate and Municipal Long-Term Debt Ratings


  Investment Grade


AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong bapacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


  Speculative Grade


BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%- 100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                    Entities rated in this category have defaulted on some or
             all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

 Commercial Paper Ratings

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

F1 Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; and may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


D        Default.  Denotes actual or imminent payment default.





     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


Comparative Benchmarks


  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

  Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7- and 30-day yields.


  Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

  Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

  IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

  IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

  Lehman Brothers Indices:
  ------------------------

  Lehman Brothers Aggregate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million for U.S. government issues.

  Lehman Brothers U.S. Credit Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

  Lehman Brothers Government Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

  Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and U.S Credit Indices, including U.S. government treasury securities, corporate and yankee
  bonds.   All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.


  Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

  Lehman Brothers Intermediate Government/Credit Index - a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.


  Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

  Lipper, Inc./Lipper Indices/Lipper Averages
  -------------------------------------------

  The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

  In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.


  Criteria for the Lipper Indices: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

  Criteria for the Lipper Averages: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.


  Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

  Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

  Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

  Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 65% or more of the portfolio in equities. (Equity category)

  Lipper Equity Mid Cap Funds Indices:

  Lipper Mid Cap-Growth Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings, ratio, price to book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

  Lipper Mid-Cap Core Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Core funds have a wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

  Lipper Mid-Cap Value Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

  Lipper Small-Cap Growth Fund Indices:

  Lipper Small Cap Growth Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.

  Lipper Small-Cap Core Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Core funds have wide latitude in the companies in which they invest. The funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.

  Lipper Small-Cap Value Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three- year earnings growth figure, compared to the US diversified small-cap universe average.

  Lipper Mutual Fund Performance Analysis and Lipper-Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.


  Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

  Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

  Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

  NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

  Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

  New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  Russell U.S. Equity Indexes:
  ----------------------------

  Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

  Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

  Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

  Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

  Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

  Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.


  Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

  Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

  Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


  Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

  Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

  Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

  Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.


  Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

  Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

  Standard & Poor's U.S. Indices:
  -------------------------------

  In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.


  S&P 500 Composite Index - an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.


  S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

  S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.


  S&P Super Composite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.


  S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.


  S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.

  S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITs. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.

  S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

  Standard & Poor's CANADA Indices:
  ---------------------------------

  S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

  S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

  Standard & Poor's Global Indices:
  ---------------------------------



  S&P Euro 350 Index - measures the performance of equities in the United Kingdom and 14 Euro Zone countries plus Denmark, Norway, Sweden and Switzerland. The S&P Euro Index is derived from the S&P Europe 350 and measures the performance of equities in ten markets of the Eurobloc region. The S&P Euro Plus Index is also derived from the S&P Europe and consists of 14 European markets, that is, the ten euro zone markets plus Denmark, Norway, Sweden and Switzerland.


  S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

  S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

  S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

  S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.



  Salomon Smith Barney Global Equity Index (SSBGEI) - spans 49 countries and is constructed in a comprehensive top-down manner, including all companies with an available free float of at least US $100 million as of the Index reconstitution (the time during which companies are reassessed for index membership). As of July 1, 2001, the SSBGEI included the shares of more than 8,280 companies with a total market capitalization of US $27.3 trillion, US $20.7 trillion of which was considered available free float for constituent weighting purposes.

  Salomon Smith Barney One to Three Year Treasury Index - index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years, (minimum amount outstanding is $1 billion per issue).





  Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

  Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

  Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

  U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

  Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

  Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts and real estate operating companies. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

  Wilshire REIT Index - measures the performance of U.S. public traded real estate investment trusts (REITs).


  Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                  UAM Funds

                                PO Box 219081
                            Kansas City, MO 64121

                        (Toll free) 1-877-826-5465








                            Clipper Focus Portfolio
                              Institutional Class


                       Statement of Additional Information

                                July 30, 2001








     This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated July 30, 2001, as supplemented from time to time. You may obtain the Fund's prospectus by contacting the UAM Funds at the address listed above.

     The audited financial statements of the Fund and the related report of PricewaterhouseCoopers LLP, independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents


Description of Permitted
Investments.......................................................     1


         Debt
Securities...................................................................
 1



Derivatives.....................................................................
 ..     7

         Equity
Securities.................................................................
15


         Foreign
Securities................................................................    17


         Investment
Companies..............................................................    21


         Repurchase
Agreements.............................................................    21


         Restricted
Securities.............................................................    21


         Securities
Lending................................................................    22


         Short
Sales.......................................................................
22


         When Issued, Delayed Delivery and Forward
Transactions............................    23

         Portfolio
Turnover................................................................    23


Investment Policies of the
Fund............................................................    23


         Fundamental Investment
Policies...................................................    23


         Non-Fundamental Investment
Policies...............................................    24


Management of the
Company..................................................................    25


         Board
Members.....................................................................
25



Officers........................................................................
 ..    27


Principal
Shareholders....................................................................
 .    29


Investment Advisory and Other
Services.....................................................    29


         Investment
Adviser................................................................    29



Distributor.....................................................................
 ..    31


         Shareholder Servicing
Arrangements................................................    31


         Administrative
Services...........................................................    31


         Transfer
Agent....................................................................    32



Custodian.......................................................................
 ..    32


         Independent
Accountants...........................................................    32


         Codes of
Ethics...................................................................    32


Brokerage Allocation and Other
Practices...................................................    32


         Selection of
Brokers..............................................................    32


         Simultaneous
Transactions.........................................................    33


         Brokerage
Commissions.............................................................    33

Capital Stock and Other
Securities.........................................................    34


Purchase, Redemption and Pricing of
Shares.................................................    36


         Net Asset Value Per
Share.........................................................    36


         Purchase of
Shares................................................................    37


         Redemption of
Shares..............................................................    37


         Exchange
Privilege................................................................    39


         Transfer Of
Shares................................................................    39


Performance
Calculations...................................................................
  39


         Total
Return......................................................................
39



Yield...........................................................................
 ..    40



Comparisons.....................................................................
 ..    40


Financial
Statements......................................................................
 .    41


Glossary........................................................................
 ...........    41


Bond
Ratings.........................................................................
 ......    42


         Moody's Investors Service,
Inc....................................................    42


         Standard & Poor's Ratings
Services................................................    44


         Fitch
Ratings.....................................................................
47


Comparative
Benchmarks.....................................................................
  48

Description of Permitted Investments

     As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."


DEBT SECURITIES
--------------------------------------------------------------------------------
     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     .   By the right of the issuer to borrow from the U.S. Treasury;

     . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .   By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

     Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a stock-holder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

     Bank Obligations

     The Fund will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.


     Bankers' Acceptance


     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's") or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

DERIVATIVES
--------------------------------------------------------------------------------
     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     The Fund may incur commission expenses when it opens or closes a futures position.

     Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

     Purchasing Put and Call Options

     When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

     .   Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .   Closing it out in the secondary market at its current price.

     Selling (Writing) Put and Call Options

     When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the call option by owning:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     . A call option on the same security or index with the same or lesser exercise price;

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     . In the case of an index, the portfolio of securities that corresponds to the index.

     At the time of selling a put option, the Fund may cover the put option by:

     .   Entering into a short position in the underlying security;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     .   Maintaining the entire exercise price in liquid securities.

     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

     Combined Positions

     The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Forward Foreign Currency Exchange Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     . Are traded in the inter-bank markets conducted Fdirectly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     .   Do not require an initial margin deposit.

     . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

     Foreign Currency Hedging Strategies

     A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

     The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

     It is difficult to forecast with precision the market value of certain portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

     Swaps, Caps, Collars and Floors

     Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

     Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

     Correlation of Prices

     The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

     Lack of Liquidity

     Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     .   have to purchase or sell the instrument underlying the contract;

     .   not be able to hedge its investments; and

     .   not be able to realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     . the facilities of the exchange may not be adequate to handle current trading volume;

     . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     . investors may lose interest in a particular derivative or category of derivatives.

     Management Risk

     If the adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

     Margin

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial lose (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to met its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     .   actual and anticipated changes in interest rates;

     .   fiscal and monetary policies; and

     .   national and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

     Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

     A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the

     Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     . Factors affecting an entire industry, such as increases in production \ costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

     Initial Public Offerings ("IPO")

     The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and my lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and my be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .   They can invest in investment funds.

     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

     Stock Exchange and Market Risk

     The adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

     . are generally more volatile than, and not as developed or efficient as, those in the United States;

     .   have substantially less volume;

     . trade securities that tend to be less liquid and experience rapid and erratic price movements;

     . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

     Foreign markets may offer less protection to shareholders than U.S. markets because:

     . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . adequate public information of foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .   Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     .   Offer less protection of property rights than more developed countries;
         and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     . Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

     The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a Fund in the UAM Funds Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio (formerly the UAM DSI Money Market Portfolio) provided that the investment is:

     .   For cash management purposes;

     .   Consistent with the Fund's investment policies and restrictions; and

     . The Fund's adviser waives any fees it earns on the assets of the Fund that are invested in the UAM Dwight Money Market Portfolio.

     . The Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

     When the Fund enters into a repurchase agreement it will:

 .    Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

 .    Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

     The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

     The Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If the Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     .   It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

     .   It must determine that the borrower is an acceptable credit risk.

     . These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .   Experience delays in recovering its securities.

SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

     Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     Investors typically sell securities short to:

     . Take advantage of an anticipated decline in prices.

     . Protect a profit in a security it already owns.

     The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

     To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

     In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

     The Fund will not short sell a security if:

     . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund net assets.

     . The market value of the securities of any single issuer that have been sold short by the Fund would exceed the two percent (2%) of the value of the Fund's net assets.

     . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS
--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

     PORTFOLIO TURNOVER
     ------------------

     During the past year, substantial contributions to the Fund have increased the size of the Fund and Portfolio turnover.


INVESTMENT POLICIES OF THE FUND

      FUNDAMENTAL INVESTMENT POLICIES
      -------------------------------

      The following limitations are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

     . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

     . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     . Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

     . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U. S. government or its agencies or instrumentalities).

     . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in, securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

     . Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     . Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.


     NON-FUNDAMENTAL INVESTMENT POLICIES
     -----------------------------------

The following limitations are non-fundamental, which means the Fund may change them without shareholder approval.

     . The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         Notwithstanding the investment restriction above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

     . The Fund may purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     . The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     .   The Fund may invest in the securities of foreign issuers.

     . The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

         The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     . The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.

     . The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     . The Fund may write covered call options and may buy and sell put and call options.

     .   The Fund may enter into repurchase agreements.

     . The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     . The Fund may sell securities short and engage in short sales "against the box."

     .   The Fund may enter into swap transactions.

Management of the Company

     The Board manages the business of the Company under Delaware law. The Board elects officers to manage the day-to-day operations of the Company and to execute the policies the Board has formulated. The Company pays each Independent Board Member the following fees:

     .   A $200 quarterly retainer fee per active Fund;

     . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

     .   $1,500 for each private meeting of the Board;

     .   $1,000 for each telephonic meeting of the Board; and

     . $1,000 per day for attending seminars, up to a maximum of three events per year.

     In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Independent Board Members and allocated proportionally among all Funds in the UAM Funds Complex. The Company does not pay its Interested Board Members or officers for their services as trustees or officers.

BOARD MEMBERS
--------------------------------------------------------------------------------

     The following table lists the Board Members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of July 30, 2001 the UAM Funds Complex is was comprised of 40 portfolios. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the portfolios in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Board Member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.




                               Total

                            Compensation

         Aggregate           From UAM

        Compensation           Funds
    Name, Address,
        from Company       Complex as of
    Date of Birth             Principal Occupations During the Past 5 years
        as of 4/30/01         4/30/01

--------------------------------------------------------------------------------
------------------------------------------
    John T. Bennett, Jr.      Mr. Bennett is President of Squam Investment
Management        $8,375             $54,150
    RR2 Box 700               Company, Inc. and Great Island Investment Company,
Inc.
    Center Harbor, NH 03226   (investment  management).  From 1988 to 1993, Mr.
    1/26/29                   Bennett was President of Bennett Management
Company.
                              Mr. Bennett serves on the Board of each Company in
the
                              UAM Funds Complex.

--------------------------------------------------------------------------------
------------------------------------------
    Nancy J. Dunn             Ms. Dunn has been Financial Officer of World
Wildlife         $8,375             $54,150
    1250 24/th/ St., NW       Fund (nonprofit), since January 1999.  From 1991
to
    Washington, DC  20037     1999, Ms. Dunn was Vice President for Finance and
    8/14/51                   Administration and Treasurer of Radcliffe College
                              (Education).  Ms. Dunn serves on the Board of each
                              Company in the UAM Funds Complex.

--------------------------------------------------------------------------------
------------------------------------------
    William A. Humenuk        Mr. Humenuk has been Senior Vice President
           $8,375             $54,150
    10401 N. Meridian St      Administration, General Counsel and Secretary of
Lone
    Suite 400                 Star Industries Inc. (cement and ready-mix
concrete)
    Indianapolis, IN 46290    since March 2000.  From June 1998 to March 2000 he
    4/21/42                   was Executive Vice President and Chief
Administrative
                              Officer of Philip Services Corp. (ferrous scrap
                              processing, brokerage and industrial outsourcing
                              services).  Mr. Humenuk was a Partner in the
                              Philadelphia office of the law firm Dechert Price
&
                              Rhoads from July 1976 to June 1998.  He was also
                              formerly a Director of Hofler Corp. (manufacturer
of
                              gear grinding machines).  Mr. Humenuk serves on
the
                              Board of each Company in the UAM Funds Complex.

--------------------------------------------------------------------------------
------------------------------------------
    Philip D. English         Mr. English is President and Chief Executive
Officer          $8,375             $54,150
    16 West Madison Street    of Broventure Company, Inc., a company engaged in
the
    Baltimore, MD 21201       investment management business.  He is also
Chairman
    8/5/48                    of the Board of Chektec Corporation (drugs) and
Cyber
                              Scientific, Inc. (computer mouse company).  Mr.
                              English serves on the Board of each Company in the
                              UAM Funds Complex.

--------------------------------------------------------------------------------
------------------------------------------
    James F. Orr, III*        President, Chief Executive Officer and Director of
           $  0               $   0
    One International Place   Old Mutual (US) Holdings Inc. (financial services)
    Boston, MA  02110         since May 2000; Chairman and Chief Executive
Officer
    3/5/43                    of UNUM Corporation (insurance) from 1988 to 1999;
                              Trustee of Bates College and the Committee for
                              Economic Development; Chairman-elect of the Board
                              of Trustees of the Rockefeller Foundation; Member
                              of The Business Roundtable, the Harvard Center for
                              Society, and the Health Advisory Council at the


                               Total

                            Compensation

         Aggregate           From UAM

        Compensation           Funds
    Name, Address,
        from Company       Complex as of
    Date of Birth             Principal Occupations During the Past 5 years
        as of 4/30/01         4/30/01

--------------------------------------------------------------------------------
------------------------------------------
                              Harvard School of Public Health; Director of the
                              Nashua Corporation and the National Alliance of
                              Business.

OFFICERS
--------------------------------------------------------------------------------

     The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by Old Mutual US, its affiliates or SEI, but not by the Company.


   Aggregate                  Total
                             Position
   Compensation From    Compensation From
    Name, Address, Date of   with       Principal Occupations During the Past 5
   the Company as of    UAM Funds Complex
    Birth                    Company    years
   4/30/01                as of 4/30/01

--------------------------------------------------------------------------------
----------------------------------------
    James F. Orr, III*       Chairman   President, Chief Executive Officer and
           $0                   $0
    One International Place  of the     Director of Old Mutual (US) Holdings
Inc.
    Boston, MA 02110         Board      (financial services) since May 2000;
    3/5/43                   and        Chairman and Chief Executive Officer of
                             President  UNUM Corporation (insurance) from 1988
to
                                        1999; Trustee of Bates College and the
                                        Committee for Economic Development;
                                        Chairman-elect of the Board of Trustees
                                        of the Rockefeller Foundation; Member of
                                        The Business Roundtable, the Harvard
                                        Center for Society, and the Health
                                        Advisory Council at the Harvard School
                                        of Public Health; Director of the Nashua
                                        Corporation and the National Alliance of
                                        Business.

--------------------------------------------------------------------------------
----------------------------------------
    Linda T. Gibson          Vice       General Counsel and Senior Vice
President           $0                   $0
    One International        President  of Old Mutual (US) Holdings Inc.
    Place                    and        (financial services); President of UAM
    Boston, MA 02110         Secretary  Investment Services, Inc. (financial
    7/31/65                             services), UAM Fund Services, Inc.
                                        (financial services) and UAM Fund
                                        Distributors, Inc. (broker-dealer) since
                                        April, 2000; Trustee and President of
UAM
                                        Trust Company (trust company) since
                                        April, 2001; Director of UAM Funds plc
                                        (UCITS fund) since April 2001; various
                                        director and officer positions with
                                        subsidiaries of Old Mutual (US) Holdings
                                        Inc. and investment products managed by
                                        such subsidiaries; Senior Vice President
                                        and Secretary of Signature Financial
                                        Group, Inc. (financial services) and
                                        affiliated broker-dealers from 1991 to
                                        2000; Director and Secretary of
Signature
                                        Financial Group Europe, Ltd. (financial
                                        services) from 1995 to 2000;  Secretary
of
                                        the Citigroup Family of Mutual Funds
                                        (mutual funds) from 1996 to 2000;
Secretary
                                        of the 59 Wall Street Family of Mutual
Funds
                                        (mutual funds) from 1996 to 2000.

--------------------------------------------------------------------------------
----------------------------------------
    Sherry Kajdan            Vice       Vice President and Assistant Secretary
of          $0                   $0
    Vetterlein               President  the Administrator since January 2001.
    One Freedom Valley       and        Shareholder/Partner, Buchanan Ingersoll
    Drive                    Assistant  Professional Corporation (law firm)
    Oaks, PA 19456           Secretary  (1992-2000).
    6/22/62

--------------------------------------------------------------------------------
----------------------------------------
    Christopher T. Salfi     Treasurer  Director, Fund Accounting, SEI
          $0                   $0
    530 East Swedesford                 Investments Mutual Fund Services since
    Road                                January 1998; prior to his current
    Wayne, PA 19087                     position, served most recently as Fund
    11/28/63                            Accounting Manager of SEI Investments
                                        Mutual Fund Services from 1994 to 1998;
                                        Investment Accounting Manager at PFPC
                                        Inc. (mutual fund services) from 1993 to
                                        1994; FPS Services,

--------------------------------------------------------------------------------
----------------------------------------


   Aggregate                  Total
                             Position
   Compensation From    Compensation From
    Name, Address, Date of   with       Principal Occupations During the Past 5
   the Company as of    UAM Funds Complex
    Birth                    Company    years
   4/30/01                as of 4/30/01

--------------------------------------------------------------------------------
----------------------------------------
                                        Inc. (mutual fund services) from 1986 to

                                        1993.

--------------------------------------------------------------------------------
----------------------------------------
    Molly S. Mugler          Assistant  Assistant General Counsel of Old Mutual
          $0                   $0
    One International Place  Secretary  (US) Holdings Inc. (financial services)
    Boston, MA  02110                   since January 2001; various officer
    10/16/51                            positions with subsidiaries of Old
Mutual
                                        (US) Holdings Inc. and investment
products
                                        managed by such subsidiaries since
January
                                        2001; Secretary of Signature Financial
                                        Group, Inc. (financial services) and
                                        subsidiaries (including affiliated
                                        broker-dealers) and investment products
                                        serviced by such subsidiaries until
2001;
                                        President of SFG Global Investments,
Inc.
                                        (commodity pool operator) until 2001.


--------------------------------------------------------------------------------
----------------------------------------


PRINCIPAL SHAREHOLDERS


     As of July 10, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:



      Name and Address of Shareholder                     Class
       Percentage of Shares Owned

--------------------------------------------------------------------------------
----------------------------
      Charles Schwab & Co., Inc.                     Institutional
                  59.36%
      Reinvest Account
      Attn: Mutual Funds
      101 Montgomery Street
      San Francisco, CA 94104-4122



     Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of July 10, 2001, the trustees and officers of the Company owned less than 1% of the outstanding shares of the Fund*.



    *This amount does not include securities held of record by Linda T. Gibson as trustee of certain 401(K) plans of Old Mutual affiliated Companies and as to which beneficial ownership is disclaimed.


Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------
     Pacific Financial Research, Inc., a Massachusetts corporation located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, is the investment adviser to the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), has provided investment management services to corporations, foundations, endowments, pension funds and other institutions as well as individuals since 1981.

     Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In 2000, Old Mutual plc. purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has 37 affiliates who are operational SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds of the UAM Funds Complex. Old Mutual US is a subsidiary of Old Mutual plc., a financial services company based in the United Kingdom.

Investment Advisory Agreement

     This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.

     Service Performed by Adviser

     The adviser:

     .   Manages the investment and reinvestment of the Fund's assets;

     . Continuously reviews, supervises and administers the investment program of the Fund; and

     . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

     Continuing an Investment Advisory Agreement

     The Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

                    (1) Majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

         (2) Majority of the Board Members or by a majority of the shareholders of the Fund.

     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

     .   It gives the adviser 60 days' written notice.

     The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

     For its services, the Fund pays its adviser a fee equal to:

     .   1.00% on the first $500 million in average daily net assets, plus

     .   0.95% of the next $500 million in average daily net assets, plus

     .   0.90% on average daily net assets in excess of $1 billion.

     Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Fund paid the following in advisory fees to the adviser:


       Fiscal Year End     Investment Advisory Fees Paid   Investment Advisory
Fees Waived   Total Investment Advisory Fee

--------------------------------------------------------------------------------
---------------------------------------
           4/30/01                  $1,614,701                        $ 19,109
                       $1,633,810

--------------------------------------------------------------------------------
---------------------------------------
           4/30/00                   $ 797,126                        $ 54,587
                        $ 851,713

--------------------------------------------------------------------------------
---------------------------------------
           4/30/99                    $ 53,694                        $113,048
                        $ 166,742


DISTRIBUTOR
--------------------------------------------------------------------------------
     Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Fund offers its shares continuously. While FDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for Institutional Class Shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Old Mutual US and each of its affiliates, may at their own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or a Fund. The entity making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the Fund.


ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

     The Company and SEI Investments Mutual Fund Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

     Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the Fund paid the following in administration and sub-administrations fees.


       Fiscal Year End                            Total Administration Fee*
     --------------------------------------------------------------------------
           4/30/01                                       $234,295
     --------------------------------------------------------------------------
           4/30/00                                       $168,745
     --------------------------------------------------------------------------
           4/30/99                                       $ 30,487



* For the period from May 1, 2000 through March 31, 2001 and the fiscal years ended April 30, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administration fees of $119,005, $168,745, and $30,487, respectively.



     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and TIP Funds.


     UAM Shareholder Services Center, Inc. ("UAMSSC") provides services as a shareholder servicing agent for the Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays UAMSSC monthly fees calculated at the annual rate set forth below:

     .   $7,500 for the first operational class of the Fund; plus

     .   $2,500 for each additional operational class of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
     DST Systems, Inc., ("DST") which has its principal offices at 333 West 11/th/ Street, Fifth Floor, Kansas City, MO 64105 serves as Transfer Agent to the Company.

CUSTODIAN
--------------------------------------------------------------------------------
     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Company.


CODES OF ETHICS
--------------------------------------------------------------------------------

     The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund.


Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------

     The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which a Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of the services may be used by the adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities. During the Fund's most recent fiscal year, the total amount of securities transactions for the Fund was $467,222,117, the total amount of transactions effected through brokers providing research was $9,459,855 and the brokerage commissions paid to brokers providing research was $20,515.


     It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.



     The Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, the Fund's adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO's designated brokers. When Fund brokerage is directed to SIDCO's designated brokers, the Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, ratings fees, registration fees and organizational expenses. Investment advisor fees, administration fees, shareholder fees and 12b-1 fees cannot be paid through directed brokerage. Where a Fund is operating under a voluntary expense limitation, overall Fund expenses may not be reduced below the level of such limitation. SIDCO has established relationships with a variety of domestic and international brokers. For its most recent fiscal year, the Fund did not direct any brokerage through SIDCO's designated brokers.

     As of April 30, 2001, the fund did not hold any securities of its regular brokers or dealers as these terms are defined in the 1940 Act.


SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------
     The adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the adviser are subject to review by the Company's Board.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

     For the last three fiscal years, the Fund has paid the following in brokerage commissions. Significant differences in brokerage commissions are due to increases and decreases in Fund's net assets.


                 Fiscal Year End                       Brokerage Commissions
     ---------------------------------------------------------------------------
                     4/30/01                                 $707,390
     ---------------------------------------------------------------------------
                     4/30/00                                 $153,804
     ---------------------------------------------------------------------------
                     4/30/99                                 $ 77,072





Capital Stock and Other Securities

The Company

     The Company was organized under the name "The Regis Fund II" as a Delaware business trust on May 18, 1994. On October 31, 1995, the Company changed its name to "UAM Funds Trust." The Company's address is One Freedom Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end, management investment company.

Description of Shares and Voting Rights

     The Company's Agreement and Declaration of Trust permits the Company to issue an unlimited number of shares of beneficial interest, without par value. The Board has the power to designate one or more series (portfolios) or classes of shares of beneficial interest without shareholder approval.

     Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Board members can elect 100% of the Board if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of a portfolio. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Board.

     If the Company is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Company will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the portfolio. A majority of the Board may authorize the liquidation of any portfolio or class at any time.

     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

     Class Differences

     The Board has authorized three classes of shares, Institutional, Institutional Service and Advisor. Not all of the portfolios issue all of the classes. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects.

     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan;

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures; and

     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

     .   Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class's:

     .   Net income;

     .   Dividends; and

     .   NAV to the extent the portfolio has undistributed net income.

Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .   Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, the Fund will automatically reinvest all dividends and distributions in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.

     The Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

Federal Taxes

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that the Fund itself generally will be relieved of federal income and excise taxes. If the Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     As of April 30, 2001, the Fund has no capital loss carryovers.


Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of the Fund is equal to its NAV. The Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .   Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

     The Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values its Assets

     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund's shares.

In-Kind Purchases

     At its discretion, the Company may permit investors to purchase shares of the Fund with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.

     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .   The securities are eligible investments for the Fund;

     .   The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund's investments.

By Mail

     Requests to redeem shares must include:

     .   Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .   Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .   Redeem shares represented by a certificate.

     The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the shareholder to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and shareholders may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "How the Fund Values its Assets." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .   Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .   On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Company, the Fund and its sub-transfer agent from fraud.

     The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .   when the NYSE and custodian bank are closed;

     .   when trading on the NYSE is restricted;

     . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .   for such other periods as the SEC may permit.

EXCHANGE PRIVILEGE

--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES

--------------------------------------------------------------------------------
     Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

     The Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculates its current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN

--------------------------------------------------------------------------------
     Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Adviser Class Shares and Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

     The Fund calculates these figures according to the following formula:

         P (1 + T)/n/ = ERV

         Where:

         P =      a hypothetical initial payment of $1,000

         T =      average annual total return

         n =      number of years

                  ERV =   ending redeemable value of a hypothetical $1,000
                  payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Set forth in the table below are the Fund's average annual returns for the one-year period ended April 30, 2001 and the period from the Fund's inception date through April 30, 2001.


           One Year           Five Years            Since Inception
Inception Date

--------------------------------------------------------------------------------
------------
            53.22%               N/A                    22.74%
9/10/98


YIELD

--------------------------------------------------------------------------------
     Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Adviser Class Shares and Institutional Service Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)/6/-1]

         Where:

         a =  dividends and interest earned during the period

         b =  expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d = the maximum offering price per share on the last day of the period.

COMPARISONS

--------------------------------------------------------------------------------
     The Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund;

     .   that the indices and averages are generally unmanaged;

     . that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance; and

     .   that shareholders cannot invest directly in such indices or averages.

     . In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

Financial Statements

     The following documents are included in the Fund's April 30, 2001 Annual
Report:

     .   Financial statements for the fiscal year ended April 30, 2001;

     .   Financial highlights for the respective periods presented; and

     .   The report of PricewaterhouseCoopers LLP.


     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus of the Fund.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser of the Fund.

     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Trustees as a group.

     Company refers to UAM Funds Trust.

     FDI is Funds Distributor, Inc., the Company's distributor.

     Fund refers to the Clipper Focus Portfolio, which is a series of the Company.

     Independent Board Member refers to Board Members that are not Interested Board Members.

     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings Inc. or the Company's principal underwriter.

     NAV is the net asset value per share of the Fund.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     Old Mutual US is Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation).

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

     SEI is SEI Investments Mutual Funds Services, the Company's administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.

     UAMSSC is UAM Fund Shareholder Servicing Center, Inc., the Company's shareholder-servicing agent.

Bond Ratings

Bond Ratings


MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------





Corporate & Municipal Long-Term Debt Ratings


     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.


     A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.




Commercial Paper Ratings

     Moody's commercial paper issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.






     Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                     . Leading market positions in well-established industries.

                     .   High rates of return on funds employed.

                     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                     . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


     Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

    Municipal Note Ratings

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.



STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------


Corporate and Municipal Long-Term Debt Ratings

     AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB", "B", "CCC" , "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C An obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Commercial Paper Ratings

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


     A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Note Ratings

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

FITCH RATINGS
--------------------------------------------------------------------------------

Corporate and Municipal Long-Term Debt Ratings


       Investment Grade

     AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. "A" ratings denote a low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


       Speculative Grade

     BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


     DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                              Entities rated in this category have
                defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

    Commercial Paper Ratings

          Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     F1 Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; and may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


     D         Default.  Denotes actual or imminent payment default.





          Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


Comparative Benchmarks

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.


  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7- and 30-day yields.


     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Brothers Indices:
     ------------------------


     Lehman Brothers Aggregate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million for U.S. government issues.

     Lehman Brothers U.S. Credit Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

     Lehman Brothers Government Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and U.S Credit Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.


     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

     Lehman Brothers Intermediate Government/Credit Index - a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.


     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     Lipper, Inc./Lipper Indices/Lipper Averages
     -------------------------------------------

     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices: 1) component funds are largest in group;
     2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.


     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 65% or more of the portfolio in equities. (Equity category)










     Lipper Equity Mid Cap Funds Indices:

     Lipper Mid Cap-Growth Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings, ratio, price to book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

     Lipper Mid-Cap Core Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Core funds have a wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

     Lipper Mid-Cap Value Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

     Lipper Small-Cap Growth Fund Indices:

     Lipper Small Cap Growth Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.

     Lipper Small-Cap Core Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Core funds have wide latitude in the companies in which they invest. The funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.

     Lipper Small-Cap Value Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three- year earnings growth figure, compared to the US diversified small-cap universe average.

     Lipper Mutual Fund Performance Analysis and Lipper-Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.


     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell U.S. Equity Indexes:
     ----------------------------

     Russell 3000(R)Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

     Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.


     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

     Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.


     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

     Standard & Poor's U.S. Indices:
     -------------------------------

     In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

     S&P 500 Composite Index - an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.


     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

     S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

     S&P Super Composite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.


     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.

     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITs. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.


     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Standard & Poor's CANADA Indices:
     ---------------------------------

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

     Standard & Poor's Global Indices:
     --------------------------------





     S&P Euro 350 Index - measures the performance of equities in the United Kingdom and 14 Euro Zone countries plus Denmark, Norway, Sweden and Switzerland. The S&P Euro Index is derived from the S&P Europe 350 and measures the performance of equities in ten markets of the Eurobloc region. The S&P Euro Plus Index is also derived from the S&P Europe and consists of 14 European markets, that is, the ten euro zone markets plus Denmark, Norway, Sweden and Switzerland.


     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

     Salomon Smith Barney Global Equity Index (SSBGEI) - spans 49 countries and is constructed in a comprehensive top-down manner, including all companies with an available free float of at least US $100 million as of the Index reconstitution (the time during which companies are reassessed for index membership). As of July 1, 2001, the SSBGEI included the shares of more than 8,280 companies with a total market capitalization of US $27.3 trillion, US $20.7 trillion of which was considered available free float for constituent weighting purposes.



     Salomon Smith Barney One to Three Year Treasury Index - index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years, (minimum amount outstanding is $1 billion per issue).





     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.

     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts and real estate operating companies. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

     Wilshire REIT Index - measures the performance of U.S. public traded real estate investment trusts (REITs).


     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds

                                 PO Box 219081
                             Kansas City, MO 64121

                          (Toll free) 1-877-826-5465












                      MJI International Equity Portfolio
                              Institutional Class
                          Institutional Service Class

                      Statement of Additional Information

                                 July 30, 2001




















     This statement of additional information ("SAI") is not a prospectus. However, you should read it in conjunction with the prospectuses of the Fund dated July 30, 2001, as supplemented from time to time. You may obtain the Fund's prospectuses by contacting the UAM Funds at the address listed above.



     The audited financial statements of the Fund and the related report of PricewaterhouseCoopers LLP, independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents


Description of Permitted
Investments.....................................................................
 ...........     1
         Debt
Securities......................................................................
 ......................     1

Derivatives.....................................................................
 ...........................     7
         Equity
Securities......................................................................
 ....................    15
         Foreign
Securities......................................................................
 ...................    18
         Investment
Companies.......................................................................
 ................    21
         Repurchase
Agreements......................................................................
 ................    22
         Restricted
Securities......................................................................
 ................    22
         Securities
Lending.........................................................................
 ................    22
         Short
Sales...........................................................................
 .....................    23
         When Issued, delayed-delivery and forward
Transactions.....................................................    24
Investment Policies of the
Fund............................................................................
 .........    24
FUNDAMENTAL INVESTMENT
POLICIES........................................................................
 .............    24
NON-FUNDAMENTAL INVESTMENT
POLICIES........................................................................
 .........    25
Management of the
Company.........................................................................
 ..................    26
         Board
Members.........................................................................
 .....................    26
         Officers
 ................................................................................
 ..................    28
Principal
Shareholders....................................................................
 ..........................    29
Investment Advisory and Other
Services........................................................................
 ......    30
         Investment
Adviser.........................................................................
 ................    30

Distributor.....................................................................
 ...........................    32
         Service And Distribution
Plans...........................................................................
 ..    32
         Shareholder Servicing
Arrangements....................................................................
 .....    34
         Administrative
Services........................................................................
 ............    34
         Transfer
Agent...........................................................................
 ..................    35

Custodian.......................................................................
 ...........................    35
         Independent
Accountants.....................................................................
 ...............    35
         Codes of
Ethics..........................................................................
 ..................    36
Brokerage Allocation and Other
Practices.......................................................................
 .....    36
         Selection of
Brokers.........................................................................
 ..............    36
         Simultaneous
Transactions....................................................................
 ..............    36
         Brokerage
Commissions.....................................................................
 .................    37
Capital Stock and Other
Securities......................................................................
 ............    37
Purchase, Redemption and Pricing of
Shares..........................................................................
   39
         Net Asset Value Per
Share...........................................................................
 .......    39
         Purchase of
Shares..........................................................................
 ...............    40
         Redemption of
Shares..........................................................................
 .............    41
         Exchange
Privilege.......................................................................
 ..................    42
         Transfer Of
Shares..........................................................................
 ...............    42
Performance
Calculations....................................................................
 ........................    43
         Total
Return..........................................................................
 .....................    43

Yield...........................................................................
 ...........................    43

Comparisons.....................................................................
 ...........................    44
Financial
Statements......................................................................
 ..........................    44
Glossary
 ................................................................................
 ...........................    45
Bond
Ratings.........................................................................
 ...............................    45
         Moody's Investors Service,
Inc.............................................................................
   45

         STANDARD & POOR'S RATINGS
SERVICES........................................................................
    48
         FITCH
RATINGS.........................................................................
 ....................     50
Comparative
Benchmarks......................................................................
 .......................     52

Description of Permitted Investments


     As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."


DEBT SECURITIES
--------------------------------------------------------------------------------

     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.


Types of Debt Securities


     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     .   By the right of the issuer to borrow from the U.S. Treasury;

     . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .   By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.


     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

     Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a stock-holder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.


     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

     Bank Obligations

     The Fund will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     Bankers' Acceptance

     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investor Services ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.


     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a

     PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.


     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."


     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


Terms to Understand


     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.


Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.


     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.


DERIVATIVES
--------------------------------------------------------------------------------

     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.


Types of Derivatives


     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument.

  Agreeing to buy the underlying financial information is called buyiAgreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

  Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

  Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

  Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

  The Fund may incur commission expenses when it opens or closes a futures position.


  Options

  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.


  Purchasing Put and Call Options

  When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

  Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

  The purchaser of an option may terminate its position by:

  .  Allowing it to expire and losing its entire premium;

  . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

  .  Closing it out in the secondary market at its current price.


  Selling (Writing) Put and Call Options

  When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

  The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

  The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

  The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning:

  . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

  . A call option on the same security or index with the same or lesser exercise price;

  . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

  . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

  . In the case of an index, the portfolio of securities that corresponds to the index.

  At the time of selling a put option, the Fund may cover the put option by:

  .  Entering into a short position in the underlying security;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

  . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

  .  Maintaining the entire exercise price in liquid securities.


  Options on Securities Indices

  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.


  Options on Futures

  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

  The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

  The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

  The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

  The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.


  Combined Positions

  The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  Forward Foreign Currency Exchange Contracts

  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

  . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

  . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

  .  Do not require an initial margin deposit.

  . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.


  Foreign Currency Hedging Strategies

  A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

  The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

  The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

  It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

  Swaps, Caps, Collars and Floors

  Swap Agreements

  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

  Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

  Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

  A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

  Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

  Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

  Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

  Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.

     Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.


     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.


     Correlation of Prices

     The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.


     Lack of Liquidity

     Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     . Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     .   Have to purchase or sell the instrument underlying the contract;

     .   Not be able to hedge its investments; and

     .   Not be able to realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     . Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     . The facilities of the exchange may not be adequate to handle current trading volume;

     . Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     . Investors may lose interest in a particular derivative or category of derivatives.


     Management Risk

     If the adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.


     Margin

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     .   Actual and anticipated changes in interest rates;

     .   Fiscal and monetary policies; and

     .   National and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


EQUITY SECURITIES
--------------------------------------------------------------------------------


Types of Equity Securities


     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.


     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.


     Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its

     "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

     A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.


     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities


     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     . Factors affecting an entire industry, such as increases in production costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.


     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.


     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.


     Initial Public Offerings ("IPO")

     The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .    They can invest in investment funds.


     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.


     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.


     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.


     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.


     Stock Exchange and Market Risk

     The adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

     . are generally more volatile than, and not as developed or efficient as, those in the United States;

     .   have substantially less volume;

     . trade securities that tend to be less liquid and to experience rapid and erratic price movements;

     . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

     Foreign markets may offer less protection to shareholders than U.S. markets because:

     . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.


     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:


     . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;


     . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;


     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.


     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .   Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     .   Offer less protection of property rights than more developed countries;
         and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


The Euro

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.


INVESTMENT COMPANIES
--------------------------------------------------------------------------------

     The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a Fund in the UAM Funds Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio (formerly the UAM DSI Money Market Portfolio) provided that the investment is:

     .   For cash management purposes;

     .   Consistent with the Fund's investment policies and restrictions; and

     . The Fund's adviser waives any fees it earns on the assets of the Fund that are invested in the UAM Dwight Money Market Portfolio.

     The Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.


REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

     When the Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
--------------------------------------------------------------------------------

     The Fund may purchase restricted securities that are not registered for sale to the general public. A Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.


SECURITIES LENDING
--------------------------------------------------------------------------------

     The Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If the Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     .   It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

     .   It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .   Experience delays in recovering its securities.


SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

     Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     Investors typically sell securities short to:

     .   Take advantage of an anticipated decline in prices.

     .   Protect a profit in a security it already owns.

     The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

     To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.


Short Sales Against the Box

     In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

     The Fund will not short sell a security if:

     . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund net assets.

     . The market value of the securities of any single issuer that have been sold short by the Fund would exceed the two percent (2%) of the value of the Fund's net assets.

     . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.


WHEN ISSUED, DELAYED-DELIVERY AND FORWARD TRANSACTIONS
--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.


Investment Policies of the Fund

FUNDAMENTAL INVESTMENT POLICIES

     The following limitations are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the

     Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The fund will not:

     . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

     . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

     . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     . Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

     . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

     . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by a regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

     . Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     . Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.


NON-FUNDAMENTAL INVESTMENT POLICIES

     The following limitations are non-fundamental, which means the portfolio may change them without shareholder approval.

     . The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         Notwithstanding the investment restriction above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

     . The Fund may purchase and sell currencies or securities on a when-issued, delayed-delivery or forward-commitment basis.

     . The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     .   The Fund may invest in the securities of foreign issuers.

     . The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

         The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     . The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.

         The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     . The Fund may write covered call options and may buy and sell put and call options.

     .   The Fund may enter into repurchase agreements.

     . The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     . The Fund may sell securities short and engage in short sales "against the box."

     .   The Fund may enter into swap transactions.


Management of the Company

     The Board manages the business of the Company under Delaware law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Board Member the following fees:


     .   A $200 quarterly retainer fee per active Fund;

     . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

     .   $1,500 for each private meeting of the Board;

     .   $1,000 for each telephonic meeting of the Board; and

     . $1,000 per day for attending seminars, up to a maximum of three events per year.

     In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the directors and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Board Member or officers for their services as directors or officers.


BOARD MEMBERS
--------------------------------------------------------------------------------

     The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of July 30, 2001, the UAM Funds Complex was comprised of 40 Funds. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Director. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.




          Aggregate       Total Compensation

      Compensation from     From UAM Funds
    Name, Address, Date of
        Company as of        Complex as of
    Birth                     Principal Occupations During the Past 5 years
           4/30/01              4/30/01

--------------------------------------------------------------------------------
-------------------------------------------
    John T. Bennett, Jr.      Mr. Bennett is President of Squam Investment
           $8,375               $54,150
    RR2 Box 700               Management Company, Inc. and Great Island
    Center Harbor, NH         Investment Company, Inc. (investment management).
    03226                     From 1988 to 1993, Mr. Bennett was President of
    1/26/29                   Bennett Management Company. Mr. Bennett serves on
                              the Board of each Company in the UAM Funds
                              Complex.

--------------------------------------------------------------------------------
-------------------------------------------
    Nancy J. Dunn             Ms. Dunn has been Financial Officer of World
Wildlife         $8,375               $54,150
    1250 24th St., NW         Fund (nonprofit), since January 1999.  From 1991
to
    Washington, DC            1999, Ms. Dunn was Vice President for Finance and
    20037                     Administration and Treasurer of Radcliffe College
    8/14/51                   (education).  Ms. Dunn serves on the Board of each
                              Company in the UAM Funds Complex.

--------------------------------------------------------------------------------
-------------------------------------------
    William A. Humenuk        Mr. Humenuk has been Senior Vice President
           $8,375               $54,150
    10401 N. Meridian St      Administration, General Counsel and Secretary of
    Suite 400                 Lone Star Industries Inc. (cement and ready-mix
    Indianapolis, IN          concrete) since March 2000. From June 1998 to
    46290                     March 2000 he was Executive Vice President and
    4/21/42                   Chief Administrative Officer of Philip Services
                              Corp. (ferrous scrap processing, brokerage and
                              industrial outsourcing services). Mr. Humenuk was
                              a Partner in the Philadelphia office of the law
                              firm Dechert Price & Rhoads from July 1976 to June
                              1998. He was also formerly a Director of Hofler
                              Corp. (manufacturer of gear grinding machines).
                              Mr. Humenuk serves on the Board of each Company in
                              the UAM Funds Complex.

--------------------------------------------------------------------------------
-------------------------------------------
    Philip D. English         Mr. English is President and Chief Executive
Officer          $8,375               $54,150
    16 West Madison           of Broventure Company, Inc., a company engaged in
the
    Street                    investment management business. He is also
Chairman
    Baltimore, MD             of the Board of Chektec Corporation (drugs) and
Cyber
    21201                     Scientific, Inc. (computer mouse company). Mr.
English
    8/5/48                    serves on the Board of each Company in the UAM
Funds
                              Complex.

--------------------------------------------------------------------------------
-------------------------------------------
    James F. Orr, III*        President, Chief Executive Officer and Director of
           $    0               $     0
    One International         Old Mutual (US) Holdings Inc. (financial services)
    Place                     since May 2000; Chairman and Chief Executive
Officer
    Boston, MA 02110          of UNUM Corporation (insurance) from 1988 to 1999;

--------------------------------------------------------------------------------
-------------------------------------------


                           Total

        Aggregate      Compensation

      Compensation     From UAM Funds
    Name, Address, Date of
      from Company     Complex as of
    Birth                     Principal Occupations During the Past 5 years
     as of 4/30/01        4/30/01

--------------------------------------------------------------------------------
----------------------------------------
    3/5/43                    Trustee of Bates College and the Committee for
                              Economic Development; Chairman-elect of the Board
                              of Trustees of the Rockefeller Foundation; Member
                              of The Business Roundtable, the Harvard Center for
                              Society, and the Health Advisory Council at the
                              Harvard School of Public Health; Director of the
                              Nashua Corporation and the National Alliance of
                              Business.

    ----------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------
     The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by Old Mutual (US) Holdings Inc., its affiliates or SEI, but not by the Company.



                                Total

         Aggregate           Compensation

       Compensation         From UAM Funds
     Name, Address, Date of     Position    Principal Occupations During the
Past 5    From the Fund          Complex as of
             Birth             with Fund                     years
      as of 4/30/01             4/30/01

--------------------------------------------------------------------------------
----------------------------------------
    James F. Orr, III*        Chairman of   President, Chief Executive Officer
and            $0                   $0
    One International Place   the Board     Director of Old Mutual (US) Holdings
    Boston, MA  02110         and           Inc. (financial services) since May
    3/5/43                    President     2000; Chairman and Chief Executive
                                            Officer of UNUM Corporation
(insurance)
                                            from 1988 to 1999; Trustee of Bates
                                            College and the Committee for
                                            Economic Development; Chairman-elect
                                            of the Board of Trustees of the
                                            Rockefeller Foundation; Member of
                                            The Business Roundtable, the Harvard
                                            Center for Society, and the Health
                                            Advisory Council at the Harvard
                                            School of Public Health; Director of
                                            the Nashua Corporation and the
                                            National Alliance of Business.

--------------------------------------------------------------------------------
---------------------------------------
    Linda T. Gibson           Vice          General Counsel and Senior Vice
             $0                   $0
    One International Place   President     President of Old Mutual (US)
Holdings
    Boston, MA  02110         and           Inc. (financial services);
President of
    7/31/65                   Secretary     UAM Investment Services, Inc.
                                            (financial services), UAM Fund
                                            Services, Inc. (financial services)
                                            and UAM Fund Distributors, Inc.
                                            (broker-dealer) since April, 2000;
                                            Trustee and President of UAM Trust
                                            Company (trust company) since April,
                                            2001; Director of UAM Funds plc
                                            (UCITS fund) since April 2001;
                                            various director and officer
                                            positions with subsidiaries of Old
                                            Mutual (US) Holdings Inc. and
                                            investment products managed by such
                                            subsidiaries; Senior Vice President
                                            and Secretary of Signature Financial
                                            Group, Inc. (financial services) and
                                            affiliated broker-dealers from 1991
                                            to 2000; Director and Secretary of
                                            Signature Financial Group Europe,
                                            Ltd. (financial services) from 1995
                                            to 2000; Secretary of the Citigroup
                                            Family of Mutual Funds (mutual
                                            funds) from 1996 to 2000; Secretary
                                            of the 59 Wall Street Family of
                                            Mutual Funds (mutual funds) from
                                            1996 to 2000.


                               Total

          Aggregate         Compensation

      Compensation         From UAM Funds

       the Fund as of      Complex as of
     Name, Address, Date of     Position    Principal Occupations During the
           4/30/01            4/30/01
             Birth             with Fund              Past 5 years


--------------------------------------------------------------------------------
----------------------------------------
    Sherry Kajdan Vetterlein  Vice          Vice President and Assistant
Secretary            $0                $0
    One Freedom Valley Drive  President     of the Administrator since  January
    Oaks, PA  19456           and           2001.  Shareholder/Partner, Buchanan
    6/22/62                   Assistant     Ingersoll Professional Corporation
(law
                              Secretary     firm) (1992-2000).

--------------------------------------------------------------------------------
---------------------------------------
    Christopher T. Salfi      Treasurer     Director, Fund Accounting, SEI
             $0                $0
    530 East Swedesford Road                Investments Mutual Fund Services
since
    Wayne, PA 19087                         January 1998; prior to his  current
    11/28/63                                position, served most recently as
Fund
                                            Accounting Manager of SEI
                                            Investments Mutual Fund Services
                                            from 1994 to 1998; Investment
                                            Accounting Manager at PFPC Inc.
                                            (mutual fund services) from 1993 to
                                            1994; FPS Services, Inc. (mutual
                                            fund services) from 1986 to 1993.

--------------------------------------------------------------------------------
---------------------------------------
    Molly S. Mugler           Assistant     Assistant  General Counsel of Old
Mutual          $0                $0
    One International Place   Secretary     (US) Holdings Inc. (financial
services)
    Boston, MA 02110                        since  January  2001;  various
officer
    10/16/51                                positions with subsidiaries of Old
Mutual
                                            (US) Holdings Inc. and investment
products
                                            managed by such subsidiaries since
January
                                            2001; Secretary of Signature
Financial
                                            Group. Inc. (financial services) and

                                            subsidiaries (including affiliated
broker-
                                            dealers) and investment products
serviced
                                            by such subsidiaries until 2001;
President
                                            of SFG Global Investments, Inc.
(commodity
                                            pool operator) until 2001.

--------------------------------------------------------------------------------
---------------------------------------


Principal Shareholders

  As of July 10, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:



     Name and Address of Shareholder                 Class of Portfolio
Percentage of Shares Owned

--------------------------------------------------------------------------------
-------------------
     UMBSC & Co                                       Institutional Class
     34.66%
     FBO Interstate Brands
     Aggressive Growth
     PO Box 419175
     Kansas City, MO 64141-6175

--------------------------------------------------------------------------------
-------------------
     Freya Fanning & Company                          Institutional Class
     27.80%
     400 Essex St Box 5600
     Beverly Farms, MA 01915-1957

--------------------------------------------------------------------------------
-------------------
     UMBSC & Co                                       Institutional Class
     13.30%
     FBO Interstate Brands
     Moderate Growth
     PO Box 419175
     Kansas City, MO 64141-6175

--------------------------------------------------------------------------------
--------------------
     UMBSC & Co.                                       Institutional Class
      9.39%
     FBO IBC Savings Invest- AGG GR
     P.O. Box 419692
     Kansas City, MO 64141-6692

--------------------------------------------------------------------------------
--------------------

     Name and Address of Shareholder                   Class of Portfolio
Percentage of Shares Owned
--------------------------------------------------------------------------------
-------------------------
     Wilmington Trust Company                          Institutional
     58.70%
     FBO Catholic Healthcare West                      Service
     Deferred Compensation                             Class
     C/o Mutual Funds/UAM
      PO Box 8971
     Wilmington, DE 19899-8971

--------------------------------------------------------------------------------
--------------------
     Chicago Trust Co Tr                               Institutional
     41.28%
     FBO Loews Cineplex                                Service
     P/S & 401K Ret Plan                               Class
     C/o Marshall & Ilsley Trust Company
     1000 N Water Street
     Milwaukee, WI  53202-6648



  Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (a s that term is defined in the 1940 Act) the Fund. Shareholders controlling t he Fund could have the ability to vote a majority of the shares of the Fu nd on any matter requiring the approval of shareholders of the Fund. As of July 10, 2001, the directors and officers of the Company owned less than 1% of the outstanding shares of the Fund.*

     * This amount does not include securities held of record by Linda T. Gibson as trustee of certain 401(k) plans of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.


Investment Advisory And Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Murray Johnstone International, Ltd., located at 123 St. Vincent Street, Glasgow, Scotland G2 5EA, is the investment adviser to the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser, a subsidiary of Aberdeen Asset Management plc, is an international investment adviser whose origins date back to 1907. Aberdeen Asset Management, with an office at One Albyn Place, Aberdeen Scotland, also has offices in the USA, Singapore, Hong Kong, Ireland and Luxembourg.


What is the Investment Philosophy and Style of the Adviser?

     A value orientation for country, currency and stock selection is key to the adviser's investment philosophy. The adviser's management structure centers around regional research teams which are specialized by geography. The individuals within each team are responsible for conducting research within each region as well as identifying particular stocks for possible inclusion within portfolios. On-site, fundamental research is a primary component of the evaluation process.


Who Are Some Representative Institutional Clients Of The Adviser?

     As of the date of this SAI, the adviser's representative institutional clients included: Ace Hardware, American Cancer Society, Royal Caribbean Cruises, Siemens, Levitz, Franciscan Sisters, Rhode Island School of Design, Government of Guam, City of Albany and Arkansas Police & Fire Retirement Systems.

     In compiling this client list, the adviser used objective criteria such as account size, geographic location and client classification. The adviser did not use any performance based criteria. The Fund does not know whether these clients approve or disapprove of the adviser or the advisory services provided.

Investment Advisory Agreement

     This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.


     Service Performed by Adviser

     The adviser:

     .   Manages the investment and reinvestment of the Fund's assets;

     . Continuously reviews, supervises and administers the investment program of the Fund; and

     . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.


     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.


     Continuing an Investment Advisory Agreement

     The Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually:

     . By a majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

     . By a majority of the Board Members or by a majority of the shareholders of the Fund.


     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

     .   It gives the adviser 60 days' written notice.

     The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.


Advisory Fees

     For its services, the Fund pays its adviser a fee calculated at an annual rate of 0.75% of its average daily net assets. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Fund paid the following in advisory fees to the adviser:


       Fiscal Year End     Investment Advisory Fees Paid   Investment Advisory
Fees Waived   Total Investment Advisory Fee

--------------------------------------------------------------------------------
---------------------------------------
         4/30/01               $187,650                        $75,968
                  $263,618

--------------------------------------------------------------------------------
---------------------------------------
         4/30/00               $205,888                        $47,760
                  $253,648

--------------------------------------------------------------------------------
---------------------------------------

         4/30/99               $220,570                        $40,503
                  $180,067

DISTRIBUTOR
--------------------------------------------------------------------------------

     Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Fund offers its shares continuously. While FDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for the Institutional Class Shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


SERVICE AND DISTRIBUTION PLANS
--------------------------------------------------------------------------------

     The Company has adopted a Distribution Plan and a Shareholder Servicing Plan (the "Plans") for their Institutional Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.


Shareholder Servicing Plan

     The Shareholder Servicing Plan (Service Plan) permits the Fund to compensate broker-dealers or other financial institutions (Service Agents) that have agreed with FDI to provide administrative support services to Institutional Service Class shareholders that are their customers. Under the Service Plan, Institutional Service Class Shares may pay service fees at the maximum annual rate of 0.25% of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. The Fund pays these fees out of the assets allocable to Institutional Service Class Shares to FDI, to the Service Agent directly or through FDI. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Institutional Service Class Shares as the SEC construes such term under Rule 12b-1. Services for which Institutional Service Class Shares may compensate Service Agents include:

     . Acting as the sole shareholder of record and nominee for beneficial owners.

     . Maintaining account records for such beneficial owners of the Fund's shares.

     .    Opening and closing accounts.

     . Answering questions and handling correspondence from shareholders about their accounts.

     .    Processing shareholder orders to purchase, redeem and exchange shares.

     . Handling the transmission of funds representing the purchase price or redemption proceeds.

     . Issuing confirmations for transactions in the Fund's shares by shareholders.

     . Distributing current copies of prospectuses, statements of additional information and shareholder reports.

     . Assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts.

     . Providing account maintenance and accounting support for all transactions.

     . Performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.


Rule 12b-1 Distribution Plan

     The Distribution Plan, permits th Fund to pay FDI or others for certain distribution, promotional and related expenses involved in marketing its Institutional Service Class Shares. Under the Distribution Plan, Institutional Service Class

     Shares may pay distribution fees at the maximum annual rate of 0.75% of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. These expenses include, among other things:

     .    Advertising the availability of services and products.

     . Designing materials to send to customers and developing methods of making such materials accessible to customers.

     .    Providing information about the product needs of customers.

     . Providing facilities to solicit Fund sales and to answer questions from prospective and existing shareholders about Fund.

     . Receiving and answering correspondence from prospective shareholders, including requests for sales literature, prospectuses and statements of additional information.

     .    Displaying and making available sales literature and prospectuses.

     . Acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance and other information about the Fund.

     In addition, the Institutional Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.


Fees Paid under the Service and Distribution Plans


  The Plans permit Institutional Service Class Shares to pay distribution and service fees at the maximum annual rate of 0.75% of the class' average daily net assets for the year. The Board has limited the amount the Institutional Service Class may pay under the Plans to 0.50% of the class' average daily net assets for the year, and may increase such amount to the plan maximum at any time. During the fiscal year ended April 30, 2001, the Institutional Services Class of the Fund paid $4,543 in expenses under the Plans for services described above.


     The Fund will not reimburse FDI or others for distribution expenses incurred in excess of the amount permitted by the Plans.

     Subject to seeking best price and execution, the Fund may buy or sell Fund securities through firms that receive payments under the Plans. FDI, at its own expense, may pay dealers for aid in distribution or for aid in providing administrative services to shareholders.


Approving, Amending and Terminating the Plans

     Shareholders of the Fund have approved the Plans. The Plans also were approved by the Board, including a majority of the members of the Board who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plans (Plan Members), by votes cast in person at meetings called for the purpose of voting on these Plans.


     Continuing the Plans

     The Plans continue in effect from year to year so long as they are approved annually by a majority of the Board Members and its Plan Members. To continue the Plans, the Board must determine whether such continuation is in the best interest of the Institutional Service Class shareholders and that there is a reasonable likelihood of the Plans providing a benefit to the class. The Board has determined that the Fund's distribution arrangements are likely to benefit the Fund and its shareholders by enhancing the Fund's ability to efficiently service the accounts of its Institutional Service Class shareholders.

     Amending the Plans

     A majority of the Board and a majority of its Plan Members must approve any material amendment to the Plans. Likewise, any amendment materially increasing the maximum percentage payable under the Plans must be approved by a majority of the outstanding voting securities of the Class, as well as by a majority of the Plan Members.


     Terminating the Plans

     A majority of the Plan Members or a majority of the outstanding voting securities of the Class may terminate the Plans at any time without penalty. In addition, the Plans will terminate automatically upon their assignment.


     Miscellaneous

     So long as the Plans are in effect, the Independent Board members will select and nominate the Plan Members of the Company.

     The Company, the Fund and FDI intend to comply with the Conduct Rules of the National Association of Securities Dealers relating to investment company sales charges.

     Pursuant to the Plans, the Board reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Old Mutual (US) Holdings Inc. and each of its affiliates, may, at their own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or a Fund. The entity making such payments may do so out of its revenues, its profits or any other source available to it. Such servicing arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the Fund.



ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------


Administrator

     The Company and SEI Investments Mutual Fund Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

     Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the fund paid the following in administration and sub-administrations fees.

             Fiscal Year End             Total Administration Fee
      -------------------------------------------------------------------
                4/30/01                           $134,481
      -------------------------------------------------------------------
                4/30/00                           $143,476
      -------------------------------------------------------------------
                4/30/99                           $ 45,751



     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and TIP Funds.



     UAM Shareholder Services Center, Inc. ("UAMSSC") provides services as a shareholder servicing agent for the Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays UAMSSC monthly fees calculated at the annual rate set forth below:

 .    $7,500 for the first operational class of a Fund; plus

 .    $2,500 for each additional operational class of a Fund.


TRANSFER AGENT
--------------------------------------------------------------------------------

     DST Systems, Inc., ("DST") which has its principal offices at 333 West 11/th/ Street, Fifth Floor, Kansas City, MO 64105 serves as Transfer Agent to the Company.


CUSTODIAN
--------------------------------------------------------------------------------

     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


  PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street,
     Philadelphia, Pennsylvania 19103, serves as independent accountants for the Company.

CODES OF ETHICS
--------------------------------------------------------------------------------

     The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund.



Brokerage Allocation and Other Practices


SELECTION OF BROKERS
--------------------------------------------------------------------------------


 The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which a Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of the these services may be used by the adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities. During the Fund's most recent fiscal year, the total amount of securities transactions for the Fund was $10,270,498, the total amount of transactions effected through brokers providing research was $810,264 and the brokerage commissions paid to brokers providing research was $2,379.



  It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.


     The Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, the Fund's adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO's designated brokers. When Fund brokerage is directed to SIDCO's designated brokers, the Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, ratings fees, registration fees and organizational expenses. Investment advisor fees, administration fees, shareholder fees and 12b-1 fees cannot be paid through directed brokerage. Where a Fund is operating under a voluntary expense limitation, overall Fund expenses may not be reduced below the level of such limitation. SIDCO has established relationships with a variety of domestic and international brokers. For its most recent fiscal year, the Fund did not direct any brokerage through SIDCO's designated brokers.


SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

     The adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the adviser are subject to review by the Company's Board.


BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------


Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.


Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.


Commissions Paid

     For the last three fiscal years, the Fund paid the following in brokerage commissions. Significant differences are due to increases or decreases in the Fund's net assets.


          Fiscal Year End                     Brokerage Commissions
     ---------------------------------------------------------------------------
              4/30/01                              $153,233
     ---------------------------------------------------------------------------
              4/30/00                              $187,474
     ---------------------------------------------------------------------------
              4/30/99                              $120,104
     ---------------------------------------------------------------------------


Capital Stock and Other Securities


The Company

     The Company was organized under the name "The Regis Fund II" as a Delaware business trust on May 18, 1994. On October 31, 1995, the Company changed its name to "UAM Funds Trust." The Company's address is One Freedom Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end, management investment company and the Fund is diversified. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U. S. government securities).


Description of Shares and Voting Rights

     The Company's Agreement and Declaration of Trust permits the Company to issue an unlimited number of shares of beneficial interest, without par value. The Board has the power to designate one or more series (portfolios) or classes of shares of beneficial interest without shareholder approval.


     Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Board members can elect 100% of the Board if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of a portfolio. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Board.

     If the Company is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Company will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the portfolio. A majority of the Board may authorize the liquidation of any portfolio or class at any time.

     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.


     Class Differences

     The Board has authorized three classes of shares, Institutional, Institutional Service and Advisor. Not all of the portfolios issue all of the classes. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects.

     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan;

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures;

     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases; and

     .    Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class's:


     .    Net income;

     .    Dividends; and

     .    NAV to the extent the portfolio has undistributed net income.


Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .    Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, all dividends and distributions will automatically be reinvested in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.

     Each portfolio sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

Federal Taxes

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute all, or substantially all, of out its income to shareholders each year so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.


     At April 30, 2001, the Fund has elected to defer $3,377,601 of post-October capital losses and post-October PFIC losses for Federal income tax purposes. These losses will be available to offset realized capital gains for the fiscal year ending April 30, 2002.



Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of the Fund is equal to its NAV. The Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .    Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

     The Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


How the Fund Values its Assets


     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.


     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.


     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time the Fund calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund's shares.


In-Kind Purchases

     At its discretion, the Company may permit shareholders to purchase shares of the Fund with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.

     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .   The securities are eligible investments for the Fund;

     .   The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

    Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund's investments.

By Mail

     Requests to redeem shares must include:

     .    Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .    Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .    Redeem shares represented by a certificate.

     The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "How the Fund Values its Assets." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .    Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .    On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Company, a Fund and its sub-transfer agent from fraud.

     The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .    When the NYSE and custodian bank are closed;

     .    When trading on the NYSE is restricted;

     . During any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .    For such other periods as the SEC may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------

     Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


Performance Calculations

     The Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculates its current yield and average annual total return information according to the methods required by the SEC. The performance is calculated separately for each class of the Fund. Dividends paid by the Fund with respect to each class will be calculated in the same manner at the same time on the same day and will be in the same amount except that distribution and service fees relating to Institutional Service Class Shares will be borne exclusively by that class.

TOTAL RETURN
--------------------------------------------------------------------------------

     Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis. Since Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

     The Fund calculates these figures according to the following formula:

         P (1 + T)/n/ = ERV

         Where:

         P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return

         n      =   number of years

         ERV    =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     The table lists the Fund's average annual returns for the one-year period for the Institutional Class and the Institutional Service Class, and the five-year period ended April 30, 2001 of the Institutional Class, and the period from the Fund's inception date through April 30, 2001 for both classes.

                                     One Year              Five Years
Since Inception        Inception Date

--------------------------------------------------------------------------------
-----------------------------------------
     Institutional Class                -23.26%               4.47%
      3.85%             09/16/94

--------------------------------------------------------------------------------
-----------------------------------------
     Institutional Service Class        -23.60%               N/A
      4.07%             12/31/96


YIELD
-------------------------------------------------------------------------------


     Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Institutional Service Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)/6/-1]

         Where:

         a =  dividends and interest earned during the period

         b =  expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d = the maximum offering price per share on the last day of the period.


COMPARISONS
--------------------------------------------------------------------------------

     The Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . That the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund;

     .    That the indices and averages are generally unmanaged;

     . That the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance; and

     .    That shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.


Financial Statements

     The following documents are included in the Fund's April 30, 2001 Annual
     Report:

     .    Financial statements for the fiscal year ended April 30, 2001;

     .    Financial highlights for the respective periods presented; and

     .    The report of PricewaterhouseCoopers LLP.


     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus of the Fund.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser of the Fund.

     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Trustees as a group.

     Company refers to UAM Funds Trust.

     FDI is Funds Distributor, Inc., the Company's distributor.

     Fund refers to the MJI International Equity Portfolio, which is a series of the Company.

     Independent Board Member refers to Board Members that are not Interested Board Members.

     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings Inc. or the Company's principal underwriter.

     NAV is the net asset value per share of the Fund.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     Old Mutual US is Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation).

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 ACT, the 1940 ACT and the 1934 ACT.

     SEI is SEI Investments Mutual Funds Services, the Company's administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.

     UAMSSC is UAM Fund Shareholder Servicing Center, Inc., the Company's shareholder-servicing agent.


Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Corporate & Municipal Long-Term Debt Ratings

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.


A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.




     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.





Commercial Paper Ratings



     Moody's commercial paper issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.






Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


                     . Leading market positions in well-established industries.

                     .    High rates of return on funds employed.

                     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                     . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.

               Ample alternate liquidity is maintained.

  Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


  Not Prime    Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Municipal Note Ratings

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.




STANDARD & POOR'S RATINGS SERVICES
-------------------------------------------------------------------------



Corporate and Municipal Long-Term Debt Ratings






  AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB", "B", "CCC" , "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC        An obligation rated "CC" is currently highly vulnerable to nonpayment.

C         An obligation rated "C" is currently highly vulnerable to non-payment.
          The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Commercial Paper Ratings


        A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Note Ratings

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.



FITCH RATINGS
----------------------------------------------------------------------



Corporate and Municipal Long-Term Debt Ratings



   Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



     Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

               Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Commercial Paper Ratings

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

F1 Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; and may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


D         Default.  Denotes actual or imminent payment default.




     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


Comparative Benchmarks

   CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

   Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

   Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7- and 30-day yields.

   Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

   Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

   Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

   IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

   IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

   Lehman Brothers Indices:
   -----------------------

   Lehman Brothers Aggregate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million for U.S. government issues.

     Lehman Brothers U.S. Credit Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

     Lehman Brothers Government Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and U.S Credit Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.


     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

     Lehman Brothers Intermediate Government/Credit Index - a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.


     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     Lipper, Inc./Lipper Indices/Lipper Averages
     -------------------------------------------

     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices: 1) component funds are largest in group;
     2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.


     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)


     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 65% or more of the portfolio in equities. (Equity category)






     Lipper Equity Mid Cap Funds Indices:

     Lipper Mid Cap-Growth Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings, ratio, price to book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

     Lipper Mid-Cap Core Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Core funds have a wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

     Lipper Mid-Cap Value Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

     Lipper Small-Cap Growth Fund Indices:

     Lipper Small Cap Growth Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.

     Lipper Small-Cap Core Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Core funds have wide latitude in the companies in which they invest. The funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.

     Lipper Small-Cap Value Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three- year earnings growth figure, compared to the US diversified small-cap universe average.

     Lipper Mutual Fund Performance Analysis and Lipper-Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.


     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell U.S. Equity Indexes:
     ---------------------------

     Russell 3000(R)Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

     Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.


     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

     Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

     Standard & Poor's U.S. Indices:
     ------------------------------

     In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

     S&P 500 Composite Index - an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.


     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

     S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

     S&P Super Composite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.


     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.

     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITs. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.


     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Standard & Poor's CANADA Indices:
     --------------------------------

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

     Standard & Poor's Global Indices:
     --------------------------------




     S&P Euro 350 Index - measures the performance of equities in the United Kingdom and 14 Euro Zone countries plus Denmark, Norway, Sweden and Switzerland. The S&P Euro Index is derived from the S&P Europe 350 and measures the performance of equities in ten markets of the Eurobloc region. The S&P Euro Plus Index is also derived from the S&P Europe and consists of 14 European markets, that is, the ten euro zone markets plus Denmark, Norway, Sweden and Switzerland.


     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

     Salomon Smith Barney Global Equity Index (SSBGEI) - spans 49 countries and is constructed in a comprehensive top-down manner, including all companies with an available free float of at least US $100 million as of the Index reconstitution (the time during which companies are reassessed for index membership). As of July 1, 2001, the SSBGEI included the shares of more than 8,280 companies with a total market capitalization of US $27.3 trillion, US $20.7 trillion of which was considered available free float for constituent weighting purposes.

     Salomon Smith Barney One to Three Year Treasury Index - index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years, (minimum amount outstanding is $1 billion per issue).





     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line Composite Index - comprehensive source of information and advice on approximately 1700 stocks, more than 90 industries, the stock market, and the economy.

     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts and real estate operating companies. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

     Wilshire REIT Index - measures the performance of U.S. public traded real estate investment trusts (REITs).


     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds

                                 PO Box 219081
                             Kansas City, MO 64121

                       (Toll free) 1-877-826-5465





                     Pell Rudman Mid-Cap Growth Portfolio
                              Institutional Class


                      Statement of Additional Information

                                 July 30, 2001







     This statement of additional information ("SAI") is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated July 30, 2001, as supplemented from time to time. You may obtain the Fund's prospectus by contacting the UAM Funds at the address listed above.

     The audited financial statements of the Fund and the related report of PricewaterhouseCoopers LLP, independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents


Description of Permitted
Investments.....................................................................
 ...             1
         Debt
Securities......................................................................
 ..............             1

Derivatives.....................................................................
 ...................             7
         Equity
Securities......................................................................
 ............            15
         Foreign
Securities......................................................................
 ...........            17
         Investment
Companies.......................................................................
 ........            21
         Repurchase
Agreements......................................................................
 ........            21
         Restricted
Securities......................................................................
 ........            21
         Securities
Lending.........................................................................
 ........            22
         Short
Sales...........................................................................
 .............            22
         When Issued, Delayed-Delivery and Forward
Transactions.............................................            23
Investment Policies of the
Fund............................................................................
 .            23
         Fundamental Investment
Policies....................................................................
       23
         Non-Fundamental Investment
Policies................................................................
   24
Management of the
Company.........................................................................
 ..........            25
         Board
Members.........................................................................
 .............            25

Officers........................................................................
 ...................            26
Principal
Shareholders....................................................................
 ..................            28
Investment Advisory and Other
Services......................................................................
         28
         Investment
Adviser.........................................................................
 ........            28

Distributor.....................................................................
 ...................            30
         Shareholder Servicing
Arrangements.................................................................
        30
         Administrative
Services........................................................................
 ....            30
         Transfer
Agent...........................................................................
 ..........            31

Custodian.......................................................................
 ...................            31
         Independent
Accountants.....................................................................
 .......            31
         Codes of
Ethics..........................................................................
 ..........            31
Brokerage Allocation and Other
Practices....................................................................
        31
         Selection of
Brokers.........................................................................
 ......            31
         Simultaneous
Transactions....................................................................
 ......            32
         Brokerage
Commissions.....................................................................
 .........            32
Capital Stock and Other
Securities......................................................................
 ....            33
Purchase, Redemption and Pricing of
Shares..................................................................
   35
         Net Asset Value Per
Share..........................................................................
          35
         Purchase of
Shares..........................................................................
 .......            35
         Redemption of
Shares..........................................................................
 .....            36
         Exchange
Privilege.......................................................................
 ..........            38
         Transfer Of
Shares..........................................................................
 .......            38
Performance
Calculations....................................................................
 ................            38
         Total
Return..........................................................................
 .............            38

Yield...........................................................................
 ...................            39

Comparisons.....................................................................
 ...................            39
Financial
Statements......................................................................
 ..................            39
Glossary
 ................................................................................
 ...................            40
Bond
Ratings.........................................................................
 .......................            40
         Moody's Investors Service,
Inc.....................................................................
   40
         Standard & Poor's Ratings
Services.................................................................
    43
         Fitch
Ratings.........................................................................
 .............            45
Comparative
Benchmarks......................................................................
 ................            47

Description of Permitted Investments


     As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."


DEBT SECURITIES
--------------------------------------------------------------------------------

     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.


Types of Debt Securities


     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     .   By the right of the issuer to borrow from the U.S. Treasury;

     . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .   By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.


     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or

                                      -1-
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     guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


     Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.


     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.


     Federal Home Loan Mortgage Corporation (FHLMC)


     FHLMC is a stock-holder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.



     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.


     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed

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     security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.


     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.


     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

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     Bank Obligations

     The Fund will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.


     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.


     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.


     Bankers' Acceptance

     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investor Services ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.


     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"), the cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

                                      -4-
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     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."


     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


Terms to Understand


     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.


     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be

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     received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.


Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.


     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).


     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.


     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

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     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently use ratings compiled by Moody's, S&P and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.


DERIVATIVES
--------------------------------------------------------------------------------
     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Unless, otherwise stated in the Fund's prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.


Types of Derivatives


     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

                                      -7-
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     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     The Fund may incur commission expenses when it opens or closes a futures position.


     Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.


     Purchasing Put and Call Options

     When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

     .   Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .   Closing it out in the secondary market at its current price.

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

     Selling (Writing) Put and Call Options

     When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     . A call option on the same security or index with the same or lesser exercise price;

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     . In the case of an index, the portfolio of securities that corresponds to the index.

     At the time of selling a put option, the Fund may cover the put option by:

     .   Entering into a short position in the underlying security;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     .   Maintaining the entire exercise price in liquid securities.


     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.


     Combined Positions

     The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


     Forward Foreign Currency Exchange Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     .   Do not require an initial margin deposit.

     . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

     Foreign Currency Hedging Strategies

     A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

     The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

     It is difficult to forecast with precision the market value of certain portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.


     Swaps, Caps, Collars and Floors

     Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return of a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

     Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.


     Correlation of Prices

     The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.


     Lack of Liquidity

     Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     . Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     .   Have to purchase or sell the instrument underlying the contract;

     .   Not be able to hedge its investments; and

     .   Not be able to realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     . Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     . The facilities of the exchange may not be adequate to handle current trading volume;

     . Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     . Investors may lose interest in a particular derivative or category of derivatives.

     Management Risk

     If the adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

     Margin

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     .  Actual and anticipated changes in interest rates;

     .  Fiscal and monetary policies; and

     .  National and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

     Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

     A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     . Factors affecting an entire industry, such as increases in production costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

     Initial Public Offerings ("IPO")

     The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .  They can invest in investment funds.

     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.


     Stock Exchange and Market Risk

     The adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

     . are generally more volatile than, and not as developed or efficient as, those in the United States;

     .    have substantially less volume;

     . trade securities that tend to be less liquid and experience rapid and erratic price movements;

     . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

     Foreign markets may offer less protection to shareholders than U.S. markets because:

     . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.


     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;


     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.


     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .    Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     . Offer less protection of property rights than more developed countries; and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


The Euro


     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.

INVESTMENT COMPANIES
--------------------------------------------------------------------------------
     The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a Fund in the UAM Funds Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio (formerly the UAM DSI Money Market Portfolio), provided that the investment is:

     .    For cash management purposes;

     .    Consistent with the Fund's investment policies and restrictions; and

     . The Fund's adviser waives any fees it earns on the assets of a Fund that are invested in the UAM Dwight Money Market Portfolio.

     The Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.


REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

     When the Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.


RESTRICTED SECURITIES
--------------------------------------------------------------------------------
     The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------
     The Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If the Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     .    It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

     .    It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .    Experience delays in recovering its securities.


SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

     Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     Investors typically sell securities short to:

     .    Take advantage of an anticipated decline in prices.

     .    Protect a profit in a security it already owns.

     The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

     To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.


Short Sales Against the Box

     In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

     The Fund will not short sell a security if:

     . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund net assets.

     . The market value of the securities of any single issuer that have been sold short by the Fund would exceed the two percent (2%) of the value of the Fund's net assets.

     . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.


WHEN ISSUED, DELAYED-DELIVERY AND FORWARD TRANSACTIONS
--------------------------------------------------------------------------------
     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.


Investment Policies of the Fund

FUNDAMENTAL INVESTMENT POLICIES

     The following limitations are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

  . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

  . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

  . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

  . Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

  . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

  . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by a regulatory authority having jurisdiction, (2) that the Fund may invest in, securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

  . Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

  . Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL INVESTMENT POLICIES

  The following limitations are non-fundamental, which means the portfolio may change them without shareholder approval.

  . The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     Notwithstanding the investment restriction above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

  . The Fund may purchase and sell currencies or securities on a when-issued, delayed-delivery or forward-commitment basis.

  . The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

  .  The Fund may invest in the securities of foreign issuers.

  . The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

         The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

  . The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.

     The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

  . The Fund may write covered call options and may buy and sell put and call options.

  .  The Fund may enter into repurchase agreements.

  . The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

  . The Fund may sell securities short and engage in short sales "against the box."

  .  The Fund may enter into swap transactions.


Management of the Company


  The Board manages the business of the Company under Delaware law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Board Member the following fees:


  .  A $200 quarterly retainer fee per active Fund;

  . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

  .  $1,500 for each private meeting of the Board;

  .  $1,000 for each telephonic meeting of the Board; and

  . $1,000 per day for attending seminars, up to a maximum of three events per year.


  In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the directors and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Board Members or officers for their services as directors or officers.


Board Members
--------------------------------------------------------------------------------

  The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of July 30, 2001, the UAM Funds Complex was comprised of 40 Funds. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Director. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.


                              Total

        Aggregate          Compensation

       Compensation          From UAM

       from Company           Funds
    Name, Address,
          as of             Complex as
    Date of Birth             Principal Occupations During the Past 5 years
         4/30/01            of 4/30/01

--------------------------------------------------------------------------------
-----------------------------------------------
    John T. Bennett, Jr.      Mr.  Bennett is  President of Squam Investment
           $8,375               $54,150
    RR2 Box 700               Management Company, Inc. and Great Island
Investment
    Center Harbor, NH 03226   Company, Inc. (investment management). From 1988
to
    1/26/29                   1993, Mr. Bennett was President of Bennett
Management
                              Company. Mr. Bennett serves on the Board of each
                              Company in the UAM Funds Complex.

--------------------------------------------------------------------------------
-----------------------------------------------
    Nancy J. Dunn             Ms. Dunn has been Financial Officer of World
Wildlife         $8,375               $54,150
    1250 24/th/ St., NW       Fund (nonprofit), since January 1999. From 1991 to
    Washington, DC  20037     1999, Ms. Dunn was Vice President for Finance and
    8/14/51                   Administration and Treasurer of Radcliffe College
                              (education).  Ms. Dunn serves on the Board of each
                              Company in the UAM Funds Complex.

--------------------------------------------------------------------------------
-----------------------------------------------
    William A. Humenuk        Mr. Humenuk has been Senior Vice President
           $8,375               $54,150
    10401 N. Meridian St      Administration, General Counsel and Secretary of
Lone
    Suite 400                 Star Industries Inc. (cement and ready-mix
concrete)
    Indianapolis, IN 46290    since March 2000.  From June 1998 to March 2000 he
    4/21/42                   was Executive Vice President and Chief
Administrative
                              Officer of Philip Services Corp. (ferrous scrap
                              processing, brokerage and industrial outsourcing
                              services). Mr. Humenuk was a Partner in the
Philadelphia
                              office of the law firm Dechert Price & Rhoads from
July
                              1976 to June 1998. He was also formerly a Director
of
                              Hofler Corp. (manufacturer of gear grinding
machines).
                              Mr. Humenuk serves on the Board of each Company in
the
                              UAM Funds Complex.

--------------------------------------------------------------------------------
-----------------------------------------------
    Philip D. English         Mr. English is President and Chief Executive
Officer          $8,375               $54,150
    16 West Madison Street    of Broventure Company, Inc., a company engaged in
the
    Baltimore, MD 21201       investment management business.  He is also
Chairman
    8/5/48                    of the Board of Chektec Corporation (drugs) and
Cyber
                              Scientific, Inc. (computer mouse company).  Mr.
English
                              serves on the Board of each Company in the UAM
                              Funds Complex.

--------------------------------------------------------------------------------
-----------------------------------------------
    James F. Orr III*         President, Chief Executive Officer and Director of
           $    0               $     0
    One International Place   Old Mutual (US) Holdings Inc. (financial services)
    Boston, MA 02110          since May 2000; Chairman and Chief Executive
Officer
    3/5/43                    of UNUM Corporation (insurance) from 1988 to 1999;
                              Trustee of Bates College and the Committee for
                              Economic Development; Chairman-elect of the Board
                              of Trustees of the Rockefeller Foundation; Member
                              of The Business Roundtable, the Harvard Center for
                              Society, and the Health Advisory Council at the
                              Harvard School of Public Health; Director of the
                              Nashua Corporation and the National Alliance of
                              Business.

--------------------------------------------------------------------------------
-----------------------------------------------


OFFICERS
--------------------------------------------------------------------------------

     The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by Old Mutual (US) Holdings Inc., its affiliates or SEI, but not by the Company.



                                Total

          Aggregate          Compensation

      Compensation From     From UAM Funds
     Name, Address,            Position     Principal Occupations During the
       the Fund as of        Complex as of
      Date of Birth            with Fund              Past 5 years
           4/30/01              4/30/01

--------------------------------------------------------------------------------
-------------------------------------------
    James F. Orr III*         Chairman of   President, Chief Executive Officer
and          $0                    $0
    One International Place   the Board     Director of Old Mutual (US) Holdings
    Boston, MA 02110          and           Inc. (financial services) since May
    3/5/43                    President     2000; Chairman and Chief Executive
                                            Officer of UNUM Corporation
(insurance)
                                            from 1988 to 1999; Trustee of Bates
                                            College and the Committee for
                                            Economic Development; Chairman-elect
                                            of the Board of Trustees of the
                                            Rockefeller Foundation; Member of
                                            The Business Roundtable, the Harvard
                                            Center for Society, and the Health
                                            Advisory Council at the Harvard
                                            School of Public Health; Director of
                                            the Nashua Corporation and the
                                            National Alliance of Business.

--------------------------------------------------------------------------------
-------------------------------------------
    Linda T. Gibson           Vice          General Counsel and Senior Vice
           $0                    $0
    One International Place   President     President of Old Mutual (US)
Holdings
    Boston, MA 02110          and           Inc. (financial services); President
of
    7/31/65                   Secretary     UAM Investment Services, Inc.
                                            (financial services), UAM Fund
                                            Services, Inc. (financial services)
                                            and UAM Fund Distributors, Inc.
                                            (broker-dealer) since April, 2000;
                                            Trustee and President of UAM Trust
                                            Company (trust company) since April,
                                            2001; Director of UAM Funds plc
                                            (UCITS fund) since April 2001;
                                            various director and officer
                                            positions with subsidiaries of Old
                                            Mutual (US) Holdings Inc. and
                                            investment products managed by such
                                            subsidiaries; Senior Vice President
                                            and Secretary of Signature Financial
                                            Group, Inc. (financial services) and
                                            affiliated broker-dealers from 1991
                                            to 2000; Director and Secretary of
                                            Signature Financial Group Europe,
                                            Ltd. (financial services) from 1995
                                            to 2000; Secretary of the Citigroup
                                            Family of Mutual Funds (mutual
                                            funds) from 1996 to 2000; Secretary
                                            of the 59 Wall Street Family of
                                            Mutual Funds (mutual funds) from
                                            1996 to 2000.

--------------------------------------------------------------------------------
-------------------------------------------
    Sherry Kajdan Vetterlein  Vice          Vice President and Assistant
Secretary          $0                    $0
    One Freedom Valley Drive  President     of the Administrator since January
2001.
    Oaks, PA 19456            and           Shareholder/Partner, Buchanan
Ingersoll
    6/22/62                   Assistant     Professional Corporation (law firm)
                              Secretary     (1992-2000).

--------------------------------------------------------------------------------
-------------------------------------------
    Christopher T. Salfi      Treasurer     Director, Fund Accounting, SEI
           $0                    $0
    530 East Swedesford Road                Investments Mutual Fund Services
since
    Wayne, PA 19087                         January 1998; prior to his current
    11/28/63                                position, served most recently as
Fund
                                            Accounting Manager of SEI
                                            Investments Mutual Fund Services
                                            from 1994 to 1998; Investment
                                            Accounting Manager at PFPC Inc.
                                            (mutual fund services) from 1993 to
                                            1994; FPS Services, Inc. (mutual
                                            fund services) from 1986 to 1993.

--------------------------------------------------------------------------------
-------------------------------------------
    Molly M. Mugler           Assistant     Assistant  General Counsel of Old
Mutual        $0                    $0
    One International Place   Secretary     (US) Holdings Inc. (financial
services)
    Boston, MA 02110                        since January 2001; various officer
    10/16/51                                positions with subsidiaries of Old
                                            Mutual (US) Holdings Inc. and
investment
                                            products managed by such
subsidiaries
                                            since January 2001; Secretary of
Signature
                                            Financial Group, Inc. (financial
services)
                                            and subsidiaries (including
affiliated
                                            broker-dealers) and investment
products
                                            serviced by such subsidiaries until
2001;
                                            President of SFG Global

--------------------------------------------------------------------------------
-------------------------------------------


                                Total

          Aggregate           Compensation

      Compensation From      From UAM Funds
     Name, Address,            Position     Principal Occupations During the
       the Fund as of        Complex as of
      Date of Birth            with Fund              Past 5 years
           4/30/01              4/30/01

--------------------------------------------------------------------------------
-------------------------------------------
                                            Investments, Inc.  (commodity  pool
                                            operator) until 2001.

--------------------------------------------------------------------------------
-------------------------------------------


Principal Shareholders


     As of July 10, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:



     Name and Address of Shareholder
      Percentage of Shares Owned

--------------------------------------------------------------------------------
--------------------------------------
     Charles Schwab & Co., Inc.
                36.76%
     Reinvest Account
     Attn Mutual Funds
     101 Montgomery Street
     San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
--------------------------------------
     Pell Rudman Trust Company N.A.
                24.93%
     100 Federal Street FL 37
     Boston, MA 02110-1802

--------------------------------------------------------------------------------
--------------------------------------
     Southtrust Bank N.A. TTEE
                 9.24%
     FBO Goodwin Investments LP
     Attn: Mutual Funds
     P.O. Box 830804
     Birmingham, AL 35283-0804

--------------------------------------------------------------------------------
--------------------------------------
     United Asset Management
                 7.87%
     1 International Place FL 44
     Boston, MA 02110-2602

--------------------------------------------------------------------------------
--------------------------------------
     Blush & Co.
                 7.85%
     P.O. Box 976
     New York, NY 10268-0976

--------------------------------------------------------------------------------
--------------------------------------



     Any shareholder listed above as owning 25% or more of the outstanding shares of a portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio. Shareholders controlling the portfolio could have the ability to vote a majority of the shares of the portfolio on any matter requiring the approval of shareholders of the portfolio. As of July 10, 2001, the directors and officers of the Company owned less than 1% of the outstanding shares of the Fund.*

     * This amount does not include securities held of record by Linda T. Gibson as trustee of certain 401(k) plans of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.


Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Pell Rudman Trust Company, N.A., a nationally chartered trust company located at 100 Federal Street, Boston, Massachusetts 02110, is the investment adviser to the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided comprehensive and integrated financial services to individuals and selected institutional clients since 1980.

     Old Mutual (US) Holdings Inc. is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In 2000, Old Mutual plc. purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual (US) Holdings Inc. has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has 37 affiliates who are operational SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds of the UAM Funds Complex. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc., a financial services company based in the United Kingdom.


     On April 27, 2001, INVESCO North American Holdings, Inc., a wholly owned subsidiary of AMVESCAP, plc, entered into an agreement with Old Mutual (US) Holdings Inc. and its parent company Old Mutual, plc to purchase Pell Rudman Trust Company, N.A. and its parent company. The transaction is expected to close August 2, 2001.

     The closing of the transaction will result in an "assignment" of the fund's advisory agreement with Pell Rudman Trust Company, N.A. Under the Investment Company Act of 1940, an assignment of the advisory agreement terminates the agreement. In anticipation of the closing of this transaction, the Board of Trustees of UAM Funds approved and UAM Funds, on behalf of the fund has entered into, an interim advisory agreement (Interim Agreement) with INVESCO Funds Group, Inc. (INVESCO). The Interim Agreement appoints INVESCO as the investment adviser to the fund and authorizes INVESCO, located at 7800 East Union Avenue, Denver, Colorado, to make investment decisions for the fund. The Board of Trustees of UAM Funds has further recommended for shareholder approval a new investment advisory agreement with INVESCO. Shareholders will be notified at a later date as to the date of a shareholder meeting to approve a proposed new advisory agreement. For the period from the closing of the transaction through the shorter of shareholder approval of a new advisory agreement or 150 days, the fund will operate under the Interim Agreement that was approved by the Board of Trustees.

     On June 29, 2001, the Board of Trustees of the UAM Funds approved the proposed reorganization of the Pell Rudman Mid-Cap Growth Portfolio into the INVESCO Mid Cap Growth Fund of INVESCO Counselor Series Funds, Inc. The proposed reorganization will be submitted to a vote of the shareholders of the Pell Rudman Mid-Cap Growth Portfolio on or about September 14, 2001. If the reorganization is approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of the Pell Rudman Mid-Cap Growth Portfolio will be transferred to the INVESCO Mid Cap Growth Fund, and the shareholders of the Pell Rudman Mid-Cap Growth Portfolio will become shareholders of the INVESCO Mid Cap Growth Fund. A proxy statement with respect to the reorganization will be mailed to shareholders in advance of the meeting. If the reorganization is approved by shareholders, it is expected that the reorganization will occur on October 1, 2001.


Investment Advisory Agreement

     This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.

     Service Performed by Adviser

     The adviser:

     .    Manages the investment and reinvestment of the Fund's assets;

     . Continuously reviews, supervises and administers the investment program of the Fund; and

     . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

     Continuing an Investment Advisory Agreement

     The Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually:

     . By a majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

     . By a majority of the Board Members or by a majority of the shareholders of the Fund.

     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

     .    It gives the adviser 60 days' written notice.


     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

     For its services, the Fund pays its adviser a fee calculated at an annual rate of 1.00% of its average daily net assets. Due to the effect of the fee waivers by the adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Fund paid the following in advisory fees to the adviser:


       Fiscal Year End     Investment Advisory Fees Paid   Investment Advisory
Fees Waived   Total Investment Advisory Fee

--------------------------------------------------------------------------------
---------------------------------------
           4/30/01                      $81,280                       $114,229
                      $195,509

--------------------------------------------------------------------------------
---------------------------------------
           4/30/00                      $0                            $113,575
                      $113,575

--------------------------------------------------------------------------------
---------------------------------------
           4/30/99                      $0                            $ 16,812
                      $ 16,812



DISTRIBUTOR
--------------------------------------------------------------------------------
     Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Fund offers its shares continuously. While FDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for the Institutional Class Shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Old Mutual (US) Holdings Inc. and each of its affiliates, may at their own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or a fund. The entity making such payments may do so out of its revenues, its profits or any other source available to it. Such servicing arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the Fund.



ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------
Administrator

     The Company and SEI Investments Mutual Fund Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

     Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the fund paid the following in administration and sub-administrations fees.


               Fiscal Year End               Total Administration Fee

               ---------------------------------------------------------------
                   4/30/01                            $89,075
               ---------------------------------------------------------------
                   4/30/00                            $92,612
               ---------------------------------------------------------------
                   4/30/99                            $13,726

     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and TIP Funds.


     UAM Shareholder Services Center, Inc. ("UAMSSC") provides services as a shareholder servicing agent for the Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays UAMSSC monthly fees calculated at the annual rate set forth below:

     .    $7,500 for the first operational class of a Fund; plus

     .    $2,500 for each additional operational class of a Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
     DST Systems, Inc., ("DST") which has its principal offices at 333 West 11th Street, Fifth Floor, Kansas City, MO 64105 serves as Transfer Agent to the Company.


CUSTODIAN
--------------------------------------------------------------------------------
     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103 serves as independent accountants for the Company.


CODES OF ETHICS
--------------------------------------------------------------------------------

     The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund.



Brokerage Allocation and Other Practices


SELECTION OF BROKERS
--------------------------------------------------------------------------------
     The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which a Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of the services may be used by the adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities. During the Fund's most recent fiscal year, the total amount of securities transactions for the Fund was $17,354,075, the total amount of transactions effected through brokers providing research was $13,441,800 and the brokerage commissions paid to brokers providing research was $28,713.


     It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.


     The Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, the Fund's adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO's designated brokers. When Fund brokerage is directed to SIDCO's designated brokers, the Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, ratings fees, registration fees and organizational expenses. Investment advisor fees, administration fees, shareholder fees and 12b-1 fees cannot be paid through directed brokerage. Where a Fund is operating under a voluntary expense limitation, overall Fund expenses may not be reduced below the level of such limitation. SIDCO has established relationships with a variety of domestic and international brokers. For its most recent fiscal year, the Fund did not direct any brokerage through SIDCO's designated brokers.


SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------
     The adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the adviser are subject to review by the Company's Board.


BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

     For the last three fiscal years, the Fund paid the brokerage commissions set forth below. Significant differences are due to increases or decreases in the Fund's net assets.


                           Fiscal Year End
    Brokerage Commissions

--------------------------------------------------------------------------------
-----------------------------------------
                               4/30/01
           $25,650

--------------------------------------------------------------------------------
-----------------------------------------
                               4/30/00
           $22,206

--------------------------------------------------------------------------------
-----------------------------------------
                               4/30/99
           $ 8,855


Capital Stock and Other Securities

The Company

     The Company was organized under the name "The Regis Fund II" as a Delaware business trust on May 18, 1994. On October 31, 1995, the Company changed its name to "UAM Funds Trust." The Company's address is One Freedom Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end, management investment company and the Fund is diversified. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U. S. government securities).


Description of Shares and Voting Rights

     The Company's Agreement and Declaration of Trust permits the Company to issue an unlimited number of shares of beneficial interest, without par value. The Board has the power to designate one or more series (portfolios) or classes of shares of beneficial interest without shareholder approval.

     Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Board members can elect 100% of the Board if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of a portfolio. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Board.

     If the Company is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Company will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the portfolio. A majority of the Board may authorize the liquidation of any portfolio or class at any time.

     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

     Class Differences

     The Board has authorized three classes of shares, Institutional, Institutional Service and Advisor. Not all of the portfolios issue all of the classes. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects.

     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan;

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures;

     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases; and

     .   Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class's:

     .   Net income;

     .   Dividends; and

     .   NAV to the extent the portfolio has undistributed net income.


Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .   Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, all dividends and distributions will automatically be reinvested in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.

     Each portfolio sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.


Federal Taxes

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that the Fund itself generally will be relieved of federal income and excise taxes. If the Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     At April 30, 2001, the Fund had elected to defer $2,064,717 of post-October capital losses for federal income tax purposes. These losses will be available to offset realized gains for the fiscal year ended April 30, 2002.



Purchase, Redemption And Pricing Of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of the Fund is equal to its NAV. The Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .   Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

     The Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


How the Fund Values its Assets


     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.


     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.


     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.


PURCHASE OF SHARES
--------------------------------------------------------------------------------
     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time the Fund calculates its NAV on the following business day. Service Agents are responsible to their customers and the

     Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund's shares.


In-Kind Purchases

     At its discretion, the Company may permit shareholders to purchase shares of the Fund with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.

     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .   The securities are eligible investments for the Fund;

     .   The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------
     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund's investments.


By Mail

     Requests to redeem shares must include:

     .   Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .   Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .   Redeem shares represented by a certificate.

     The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the shareholder to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and shareholders may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.


     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "How the Fund Values its Assets." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .   Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .   On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Company, a Fund and its sub-transfer agent from fraud.

     The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.


Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .   When the NYSE and custodian bank are closed;

     .   When trading on the NYSE is restricted;

     . During any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .   For such other periods as the SEC may permit.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.


TRANSFER OF SHARES
--------------------------------------------------------------------------------
     Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


Performance Calculations

     The Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculates its current yield and average annual total return information according to the methods required by the SEC.


TOTAL RETURN
--------------------------------------------------------------------------------
     Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis.

     A Fund calculates these figures according to the following formula:

         P (1 + T)/n/ = ERV

         Where:

         P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return

         n      =   number of years

         ERV =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     The table lists the Fund's average annual returns for the one-year period ended April 30, 2001 and the period from the Fund's inception date through April 30, 2001.

             One Year         Five Years      Since Inception    Inception Date
     ---------------------------------------------------------------------------
             -13.60%              N/A              20.81%            9/10/98


YIELD
--------------------------------------------------------------------------------
     Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)/6/-1]

         Where:

         a =  dividends and interest earned during the period

         b =  expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period.


COMPARISONS
--------------------------------------------------------------------------------
     The Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . That the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund;

     .   That the indices and averages are generally unmanaged;

     . That the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance; and

     .   That shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.


Financial Statements

     The following documents are included in the Fund's April 30, 2001 Annual
Report:

     .   Financial statements for the fiscal year ended April 30, 2001;

     .   Financial highlights for the respective periods presented; and

     .   The report of PricewaterhouseCoopers LLP.


     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.


Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus of the Fund.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser of the Fund.

     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Trustees as a group.

     Company refers to UAM Funds Trust.

     FDI is Funds Distributor, Inc., the Company's distributor.

     Fund refers to the Pell Rudman Mid-Cap Growth Portfolio, which is a series of the Company.

     Independent Board Member refers to Board Members that are not Interested Board Members.

     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings Inc. or the Company's principal underwriter.

     NAV is the net asset value per share of the Fund.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     Old Mutual US is Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation).

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 ACT, the 1940 ACT and the 1934 ACT.

     SEI is SEI Investments Mutual Funds Services, the Company's administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their funds.

     UAMSSC is UAM Fund Shareholder Servicing Center, Inc., the Company's shareholder-servicing agent.


Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Corporate & Municipal Long-Term Debt Ratings

 Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.


 A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

 Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 Ba        Bonds which are rated "Ba" are judged to have speculative elements;
           their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

 Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

 Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

 C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.




     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Commercial Paper Ratings

     Moody's commercial paper issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.





     Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


                    .  Leading market positions in well-established industries.

                    .  High rates of return on funds employed.

                    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.

               Ample alternate liquidity is maintained.

     Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


     Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Municipal Note Ratings

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.



STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------


Corporate and Municipal Long-Term Debt Ratings






 AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

 AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated "BB", "B", "CCC" , "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC        An obligation rated "CC" is currently highly vulnerable to nonpayment.

C An obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


  Commercial Paper Ratings


      A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


  A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Note Ratings

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


FITCH RATINGS
--------------------------------------------------------------------------------


Corporate and Municipal Long-Term Debt Ratings



  Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


     Speculative Grade

  BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


  DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%- 100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

  Commercial Paper Ratings

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

  F1 Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; and may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


  D         Default.  Denotes actual or imminent payment default.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


Comparative Benchmarks

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7- and 30-day yields.


     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Brothers Indices:
     ------------------------

     Lehman Brothers Aggregate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million for U.S. government issues.

     Lehman Brothers U.S. Credit Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

     Lehman Brothers Government Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and U.S Credit Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.


     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

     Lehman Brothers Intermediate Government/Credit Index - a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.


     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     Lipper, Inc./Lipper Indices/Lipper Averages
     -------------------------------------------

     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices: 1) component funds are largest in group;
     2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.


     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.
     (Equity category)

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 65% or more of the portfolio in equities. (Equity category)






     Lipper Equity Mid Cap Funds Indices:

     Lipper Mid Cap-Growth Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings, ratio, price to book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

     Lipper Mid-Cap Core Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Core funds have a wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

     Lipper Mid-Cap Value Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

     Lipper Small-Cap Growth Fund Indices:

     Lipper Small Cap Growth Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.

     Lipper Small-Cap Core Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Core funds have wide latitude in the companies in which they invest. The funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.

     Lipper Small-Cap Value Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three- year earnings growth figure, compared to the US diversified small-cap universe average.

     Lipper Mutual Fund Performance Analysis and Lipper-Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.


     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell U.S. Equity Indexes:
     ----------------------------

     Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

     Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.


     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

     Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

     Standard & Poor's U.S. Indices:
     -------------------------------

     In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

     S&P 500 Composite Index - an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.


     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

     S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

     S&P Super Composite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.


     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.

     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITs. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.


     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Standard & Poor's CANADA Indices:
     ---------------------------------

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

     Standard & Poor's Global Indices:
     ---------------------------------

     S&P Euro 350 Index - measures the performance of equities in the United Kingdom and 14 Euro Zone countries plus Denmark, Norway, Sweden and Switzerland. The S&P Euro Index is derived from the S&P Europe 350 and measures the performance of equities in ten markets of the Eurobloc region. The S&P Euro Plus Index is also derived from the S&P Europe and consists of 14 European markets, that is, the ten euro zone markets plus Denmark, Norway, Sweden and Switzerland.


     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

     Salomon Smith Barney Global Equity Index (SSBGEI) - spans 49 countries and is constructed in a comprehensive top-down manner, including all companies with an available free float of at least US $100 million as of the Index reconstitution (the time during which companies are reassessed for index membership). As of July 1, 2001, the SSBGEI included the shares of more than 8,280 companies with a total market capitalization of US $27.3 trillion, US $20.7 trillion of which was considered available free float for constituent weighting purposes.

     Salomon Smith Barney One to Three Year Treasury Index - index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years, (minimum amount outstanding is $1 billion per issue).





     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line Composite Index - comprehensive source of information and advice on approximately 1700 stocks, more than 90 industries, the stock market, and the economy.

     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts and real estate operating companies. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

     Wilshire REIT Index - measures the performance of U.S. public traded real estate investment trusts (REITs).


     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121

                     (Toll free) 1-877-826-5465





                             PIC Twenty Portfolio
                              Institutional Class


                       Statement of Additional Information

                              July 30, 2001







     This statement of additional information ("SAI") is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated July 30, 2001, as supplemented from time to time. You may obtain the Fund's prospectus by contacting the UAM Funds at the address listed above.

     The audited financial statements of the Fund and the related report of PricewaterhouseCoopers LLP, independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents

Description of Permitted
Investments.....................................................................
 ....            1
         Debt
Securities......................................................................
 ...............            1

Derivatives.....................................................................
 ....................            7
         Equity
Securities......................................................................
 .............           15
         Foreign
Securities......................................................................
 ............           17
         Investment
Companies.......................................................................
 .........           21
         Repurchase
Agreements......................................................................
 .........           21
         Restricted
Securities......................................................................
 .........           21
         Securities
Lending.........................................................................
 .........           22
         Short
Sales...........................................................................
 ..............           22
         When Issued, Delayed-Delivery and Forward
Transactions..............................................           23
Investment Policies of the
Fund............................................................................
 ..           23
         Fundamental Investment
Policies.....................................................................
       23
         Non-Fundamental Investment
Policies.................................................................
   24
Management of the
Company.........................................................................
 ...........           25
         Board
Members.........................................................................
 ..............           25

Officers........................................................................
 ....................           26
Principal
Shareholders....................................................................
 ...................           28
Investment Advisory and Other
Services.......................................................................
         28
         Investment
Adviser.........................................................................
 .........           28

Distributor.....................................................................
 ....................           29
         Shareholder Servicing
Arrangements..................................................................
        29
         Administrative
services........................................................................
 .....           30
         Transfer
Agent...........................................................................
 ...........           30

Custodian.......................................................................
 ....................           31
         Independent
Accountants.....................................................................
 ........           31
         Codes of
Ethics..........................................................................
 ...........           31
Brokerage Allocation and Other
Practices.....................................................................
        31
         Selection of
Brokers.........................................................................
 .......           31
         Simultaneous
Transactions....................................................................
 .......           32
         Brokerage
Commissions.....................................................................
 ..........           32
Capital Stock and Other
Securities......................................................................
 .....           32
Purchase, Redemption and Pricing of
Shares...................................................................
   34
         Net Asset Value Per
Share...........................................................................
          34
         Purchase of
Shares..........................................................................
 ........           35
         Redemption of
Shares..........................................................................
 ......           36
         Exchange
Privilege.......................................................................
 ...........           37
         Transfer Of
Shares..........................................................................
 ........           37
Performance
Calculations....................................................................
 .................           38
         Total
Return..........................................................................
 ..............           38

Yield...........................................................................
 ....................           38

Comparisons.....................................................................
 ....................           39
Financial
Statements......................................................................
 ...................           39
Glossary
 ................................................................................
 ....................           39
Bond
Ratings.........................................................................
 ........................           40
         Moody's Investors Service,
Inc......................................................................
   40
         Standard & Poor's Ratings
Services..................................................................
    43
         Fitch
Ratings.........................................................................
 ..............           45

Comparative
Benchmarks......................................................................
 .................           46

Description of Permitted Investments


     As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."


DEBT SECURITIES
--------------------------------------------------------------------------------
     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.


Types of Debt Securities


     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     .  By the right of the issuer to borrow from the U.S. Treasury;

     . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .  By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. Government, guarantees their timely payment of principal and interest.


     Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a stock-holder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.


     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.


     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

     Bank Obligations

     The Fund will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     Bankers' Acceptance

     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investor Services ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.


     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."


     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


Terms to Understand


     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.


     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.


Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.


     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.


DERIVATIVES
--------------------------------------------------------------------------------
     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.


Types of Derivatives


     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     The Fund may incur commission expenses when it opens or closes a futures position.


     Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.


     Purchasing Put and Call Options

     When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

     .        Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .        Closing it out in the secondary market at its current price.

     Selling (Writing) Put and Call Options

     When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     . A call option on the same security or index with the same or lesser exercise price;

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     . In the case of an index, the portfolio of securities that corresponds to the index.

     At the time of selling a past option, the Fund may cover the put option by:

     .        Entering into a short position in the underlying security;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     .        Maintaining the entire exercise price in liquid securities.


     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.


     Combined Positions

     The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


     Forward Foreign Currency Exchange Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     .        Do not require an initial margin deposit.

     . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

     Foreign Currency Hedging Strategies

     A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

     The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

     It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.


     Swaps, Caps, Collars and Floors

     Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

     Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.


     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

     Correlation of Prices

     The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

     Lack of Liquidity

     Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     . Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     .   Have to purchase or sell the instrument underlying the contract;

     .   Not be able to hedge its investments; and

     .   Not be able to realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     . Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     . The facilities of the exchange may not be adequate to handle current trading volume;

     . Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     . Investors may lose interest in a particular derivative or category of derivatives.

     Management Risk

     If the adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

     Margin

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     .   Actual and anticipated changes in interest rates;

     .   Fiscal and monetary policies; and

     .   National and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities

     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

     Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

     A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     . Factors affecting an entire industry, such as increases in production costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

     Initial Public Offerings ("IPO")

     The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .   They can invest in investment funds.

     American Depositary Receipts (ADRs)

American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.


     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.


Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.


     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.


     Stock Exchange and Market Risk

     The adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

     . are generally more volatile than, and not as developed or efficient as, those in the United States;

     .    have substantially less volume;

     . trade securities that tend to be less liquid and to experience rapid and erratic price movements;

     . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

     Foreign markets may offer less protection to shareholders than U.S. markets because:

     . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.


     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;


     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.


     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .    Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     . Offer less protection of property rights than more developed countries; and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


The Euro

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.

INVESTMENT COMPANIES
--------------------------------------------------------------------------------

     The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a Fund in the UAM Funds Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio (formerly the UAM DSI Money Market Portfolio) provided that the investment is:

     .    For cash management purposes;

     .    Consistent with the Fund's investment policies and restrictions; and

     . The Fund's adviser waives any fees it earns on the assets of the Fund that are invested in the UAM Dwight Money Market Portfolio.

     The Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.


REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

     When the Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.


RESTRICTED SECURITIES
--------------------------------------------------------------------------------

     The Fund may purchase restricted securities that are not registered for sale to the general public. A Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING
--------------------------------------------------------------------------------

     The Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If the Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     .    It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

     .    It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .    Experience delays in recovering its securities.


SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

     Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     Investors typically sell securities short to:

     .    Take advantage of an anticipated decline in prices.

     .    Protect a profit in a security it already owns.

     The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

     To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.


Short Sales Against the Box

     In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

     The Fund will not short sell a security if:

     . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund net assets.

     . The market value of the securities of any single issuer that have been sold short by the Fund would exceed the two percent (2%) of the value of the Fund's net assets.

     . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED-DELIVERY AND FORWARD TRANSACTIONS
--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.


Investment Policies of the Fund

FUNDAMENTAL INVESTMENT POLICIES

     The following limitations are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

     . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

     . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     . Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

     . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

     . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by a regulatory authority having jurisdiction, (2) that the Fund may invest in, securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

     .    Invest in physical commodities or contracts on physical commodities.

     . Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL INVESTMENT POLICIES

     The following limitations are non-fundamental, which means the portfolio may change them without shareholder approval.

     . The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

          Notwithstanding the investment restriction above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

     . The Fund may purchase and sell currencies or securities on a when-issued, delayed-delivery or forward-commitment basis.

     . The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     .    The Fund may invest in the securities of foreign issuers.

     . The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

               The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     . The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.

          The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     . The Fund may write covered call options and may buy and sell put and call options.

     .    The Fund may enter into repurchase agreements.

     . The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     . The Fund may sell securities short and engage in short sales "against the box."

     .    The Fund may enter into swap transactions.


MANAGEMENT OF THE COMPANY

The Board manages the business of the Company under Delaware law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Board Member the following fees:


     .    A $200 quarterly retainer fee per active Fund;

     . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

     .    $1,500 for each private meeting of the Board;

     .    $1,000 for each telephonic meeting of the Board; and

     . $1,000 per day for attending seminars, up to a maximum of three events per year.


     In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the directors and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Board Members or officers for their services as directors or officers.



BOARD MEMBERS
--------------------------------------------------------------------------------

     The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of July 30, 2001, the UAM Funds Complex was comprised of 40 Funds. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Director. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.




                                Total

         Aggregate           Compensation

        Compensation           From UAM

        from Company             Funds
    Name, Address,            Principal Occupations During the
            as of              Complex as
    Date of Birth             Past 5 years
           4/30/01             of 4/30/01

--------------------------------------------------------------------------------
-------------------------------------------
    John T. Bennett, Jr.      Mr. Bennett is President of Squam Investment
Management        $8,375               $54,150
    RR2 Box 700               Company, Inc. and Great Island Investment Company,
Inc.
    Center Harbor, NH         (investment management).


                                Total

         Aggregate           Compensation

        Compensation           From UAM

        from Company             Funds
    Name, Address,            Principal Occupations During the
            as of              Complex as
    Date of Birth             Past 5 years
           4/30/01             of 4/30/01

--------------------------------------------------------------------------------
-------------------------------------------
    03226                     From 1988 to 1993, Mr. Bennett was President of
Bennett
    1/26/29                   Management Company. Mr. Bennett serves on the
Board of
                              each Company in the UAM Funds Complex.

--------------------------------------------------------------------------------
-------------------------------------------
    Nancy J. Dunn             Ms. Dunn has been Financial Officer of World
Wildlife         $8,375               $54,150
    1250 24/th/ St., NW       Fund (nonprofit), since January 1999. From 1991 to
    Washington, DC            1999, Ms. Dunn was Vice President for Finance and
    20037                     Administration and Treasurer of Radcliffe College

    8/14/51                   (education). Ms. Dunn serves on the Board of each

                              Company in the UAM Funds Complex.


--------------------------------------------------------------------------------
-------------------------------------------
    William A. Humenuk        Mr. Humenuk has been Senior Vice President
Administration,    $8,375               $54,150
    10401 N. Meridian St      General Counsel and Secretary of Lone Star
Industries Inc.
    Suite 400                 (cement and ready-mix concrete) since March 2000.
From
    Indianapolis, IN          June 1998 to March 2000 he was Executive Vice
President
    46290                     and Chief Administrative Officer of Philip
Services Corp.
    4/21/42                   (ferrous scrap processing, brokerage and
industrial
                              outsourcing services). Mr. Humenuk was a Partner
in the
                              Philadelphia office of the law firm Dechert Price
& Rhoads
                              from July 1976 to June 1998. He was also formerly
a
                              Director of Hofler Corp.(manufacturer of gear
grinding
                              machines). Mr. Humenuk serves on the Board of each
Company
                              in the UAM Funds Complex.

--------------------------------------------------------------------------------
-------------------------------------------
    Philip D. English         Mr. English is President and Chief Executive
Officer          $8,375               $54,150
    16 West Madison           of Broventure Company, Inc., a company engaged in
the
    Street                    investment management business. He is also
Chairman
    Baltimore, MD             of the Board of Chektec Corporation (drugs) and
Cyber
    21201                     Scientific, Inc. (computer mouse company). Mr.
English
    8/5/48                    serves  on the Board of each  Company  in the UAM
Funds
                              Complex.

--------------------------------------------------------------------------------
-------------------------------------------
    James F. Orr III*         President, Chief Executive Officer and Director of
           $    0               $     0
    One International         Old Mutual (US) Holdings Inc. (financial services)
    Place                     since May 2000; Chairman and Chief Executive
Officer
    Boston, MA 02110          of UNUM Corporation (insurance) from 1988 to 1999;
    3/5/43                    Trustee of Bates College and the Committee for
                              Economic Development; Chairman-elect of the Board
                              of Trustees of the Rockefeller Foundation; Member
                              of The Business Roundtable, the Harvard Center for
                              Society, and the Health Advisory Council at the
                              Harvard School of Public Health; Director of the
                              Nashua Corporation and the National Alliance of
                              Business.

--------------------------------------------------------------------------------
-------------------------------------------


OFFICERS
--------------------------------------------------------------------------------


     The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by Old Mutual (US) Holdings Inc., its affiliates or SEI, but not by the Company.


                                  Total

          Aggregate            Compensation

        Compensation          From UAM Funds
      Name, Address,           Position          Principal Occupations During
the        From the Fund         Complex as of
      Date of Birth            with Fund                  Past 5 years
        as of 4/30/01            4/30/01

--------------------------------------------------------------------------------
--------------------------------------------
    James F. Orr III*         Chairman of    President, Chief Executive Officer
and         $     0              $     0
    One International Place   the Board and  Director of Old Mutual (US)
Holdings
    Boston, MA 02110          President      Inc. (financial services) since May
    3/5/43                                   2000; Chairman and Chief Executive
                                             Officer of UNUM Corporation
(insurance)
                                             from 1988 to 1999; Trustee of Bates
                                             College and the Committee for
                                             Economic Development;
Chairman-elect
                                             of the Board of Trustees of the
                                             Rockefeller Foundation; Member of
                                             The Business Roundtable, the
Harvard
                                             Center for Society, and the Health
                                             Advisory Council at the Harvard
                                             School of Public Health; Director
of
                                             the Nashua Corporation and the
                                             National Alliance of Business.

--------------------------------------------------------------------------------
--------------------------------------------
    Linda T. Gibson          Vice President  General Counsel and Senior Vice
President      $     0              $     0
    One International Place  and Secretary   of Old Mutual (US) Holdings Inc.
(financial
    Boston, MA 02110                         services); President of UAM
Investment
    7/31/65                                  Services, Inc. (financial
services), UAM
                                             Fund Services, Inc. (financial
services)
                                             and UAM Fund Distributors, Inc.
(broker
                                             -dealer) since April, 2000; Trustee
and
                                             President of UAM Trust Company
(trust
                                             company) since April, 2001;
Director
                                             of UAM Funds plc (UCITS fund) since
April
                                             2001; various director and officer
                                             positions with subsidiaries of Old
Mutual
                                             (US) Holdings Inc. and investment
                                             products managed by such
subsidiaries;
                                             Senior Vice President and Secretary
of
                                             Signature Financial Group, Inc.
                                             (financial services) and affiliated

                                             broker-dealers from 1991 to 2000;
                                             Director and Secretary of Signature

                                             Financial Group Europe, Ltd.
(financial
                                             services) from 1995 to 2000;
Secretary
                                             of the Citigroup Family of Mutual
Funds
                                             (mutual funds) from 1996 to 2000;
                                             Secretary of the 59 Wall Street
Family
                                             of Mutual Funds (mutual funds) from
1996
                                             to 2000.

--------------------------------------------------------------------------------
--------------------------------------------
    Sherry Kajdan Vetterlein  Vice President Vice  President and Assistant
Secretary       $     0              $     0
    One Freedom Valley Drive  and Assistant  of the Administrator since January
2001.
    Oaks, PA 19456            Secretary      Shareholder/Partner, Buchanan
Ingersoll
    6/22/62                                  Professional Corporation (law firm)

                                             (1992-2000).

--------------------------------------------------------------------------------
--------------------------------------------
    Christopher T. Salfi      Treasurer      Director, Fund Accounting, SEI
           $     0              $     0
    530 East Swedesford Road                 Investments Mutual Fund Services
since
    Wayne, PA 19087                          January 1998; prior to his current
    11/28/63                                 position, served most recently as
Fund
                                             Accounting Manager of SEI
Investments
                                             Mutual Fund Services from 1994 to
1998;
                                             Investment Accounting Manager at
PFPC Inc.
                                             (mutual fund services) from 1993 to
                                             1994; FPS Services, Inc. at (mutual
                                             fund services) from 1986 to 1993.

--------------------------------------------------------------------------------
--------------------------------------------
    Molly S. Mugler           Assistant      Assistant General Counsel of Old
Mutual        $     0              $     0
    One International Place   Secretary      (US) Holdings Inc. (financial
services)
    Boston, MA 02110                         since January 2001; various officer
    10/16/51                                 positions with subsidiaries of Old
Mutual
                                             (US) Holdings Inc. and investment
products
                                             managed by such subsidiaries since
January
                                             2001; Secretary of Signature
Financial
                                             Group, Inc. (financial services)
and
                                             subsidiaries (including affiliated
                                             broker-dealers) and investment
products
                                             serviced by such subsidiaries until
2001;
                                             President of SFG Global
Investments, Inc.
                                             (commodity pool operator) until
2001.

--------------------------------------------------------------------------------
--------------------------------------------

Principal Shareholders


     As of July 10, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:



      Name and Address of Shareholder              Percentage of Shares Owned
     --------------------------------------------------------------------------
      UMBSC & Co FBO Interstate Brands                       91.02%
      Retirement Income Plan 340419126
      P.O .Box 419692
      Kansas City, MO  64141-6692
     --------------------------------------------------------------------------
      UMBSC & Co.                                             5.14%
      FBO IBC Savings Invest - Equity
      P.O. Box 419692
      Kansas City, MO  64141-6692
     --------------------------------------------------------------------------



     Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of July 10, 2001, the directors and officers of the Company owned less than 1% of the outstanding shares of the Fund.*

     * This amount does not include securities held of record by Linda T. Gibson as trustee of certain 401(k) plans of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.



Investment Advisory And Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Provident Investment Counsel (PIC), a Massachusetts corporation located at 300 North Lake Avenue, Pasadena, California 91101, is the investment adviser to the Fund. The adviser manages and supervises the investment of the portfolio's assets on a discretionary basis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation) has provided investment management services to a variety of investors since 1951.

     Old Mutual (US) Holdings Inc. is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In 2000, Old Mutual plc. purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual
     (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual
     (US) Holdings Inc. has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has 37 affiliates who are operational SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds of the UAM Funds Complex. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc., a financial services company based in the United Kingdom.



Investment Advisory Agreement

     This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.


     Service Performed by Adviser

     The adviser:

     .  Manages the investment and reinvestment of the Fund's assets;

     . Continuously reviews, supervises and administers the investment program of the Fund; and

     . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.


     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.


     Continuing an Investment Advisory Agreement

     The Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually:

     . By a majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

     . By a majority of the Board Members or by a majority of the shareholders of the Fund.


     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

     .  It gives the adviser 60 days' written notice.

     The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.


Advisory Fees

     For its services, the Fund pays its adviser a fee calculated at an annual rate of .90% of its average daily net assets. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last two fiscal periods, the Fund paid the following in advisory fees to the adviser:


      Fiscal Period End    Investment Advisory Fees Paid   Investment Advisory
Fees Waived   Total Investment Advisory Fee

--------------------------------------------------------------------------------
--------------------------------------
           4/30/01                    $85,645                         $153,602
                      $239,247

--------------------------------------------------------------------------------
--------------------------------------
           4/30/00                    $29,137                          $57,233
                       $86,370

--------------------------------------------------------------------------------
--------------------------------------


DISTRIBUTOR
--------------------------------------------------------------------------------

     Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Fund offers its shares continuously. While FDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for the Institutional Class Shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Old Mutual (US) Holdings Inc. and each of its affiliates, may at their own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or a Fund. The entity making such payments may do so out of its revenues, its profits or any other source available to it. Such servicing arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the Fund.


ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

     The Company and SEI Investments Mutual Fund Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

     Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last two fiscal years, the fund paid the following in administration and sub-administrations fees.


                 Fiscal Year End                Total Administration Fee
     --------------------------------------------------------------------------
                     4/30/01                             $90,811
     --------------------------------------------------------------------------
                     4/30/00                             $32,776
     --------------------------------------------------------------------------



     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and TIP Funds.



     UAM Shareholder Services Center, Inc. ("UAMSSC") provides services as a shareholder servicing agent for the Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays UAMSSC monthly fees calculated at the annual rate set forth below:

     .  $7,500 for the first operational class of a Fund; plus

     .  $2,500 for each additional operational class of a Fund.


TRANSFER AGENT
--------------------------------------------------------------------------------

     DST Systems, Inc., ("DST") which has its principal offices at 333 West 11/th/ Street, Fifth Floor, Kansas City, MO 64105 serves as Transfer Agent to the Company.

CUSTODIAN
--------------------------------------------------------------------------------

     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Company.



CODES OF ETHICS
--------------------------------------------------------------------------------

     The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund.



Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------

     The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which a Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of the these services may be used by the adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities. During the Fund's most recent fiscal year, the total amount of securities transactions for the Fund was $78,631,767, the total amount of transactions effected through brokers providing research was $18,746,131 and the brokerage commissions paid to brokers providing research was $23,747.

     It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.


     The Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Company ("SIDCO"). Through this program, the Fund's adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO's designated brokers. When Fund brokerage is directed to SIDCO's designated brokers, the Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, ratings fees, registration fees and organizational expenses. Investment advisor fees, administration fees, shareholder fees and 12b-1 fees cannot be paid through directed brokerage. Where a Fund is operating under a voluntary expense limitation, overall Fund expenses may not be reduced below the level of such limitation. SIDCO has established relationships with a variety of domestic and international brokers. For its most recent fiscal year, the Fund did not direct any brokerage through SIDCO's designated brokers.

     As of April 30, 2001 the Fund held 17,000 shares, $1,067,430 worth of shares, of Morgan Stanley Dean Witter, one of its regular brokers or dealers as defined in rule 10b-1 of the 1940 Act.



SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------

     The adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the adviser are subject to review by the Company's Board.


BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.


Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.


Commissions Paid

     For the last fiscal period, the Fund has paid the following in brokerage commissions. Significant differences are due to increases or decreases in the Fund's net assets.


                Fiscal Year End                Brokerage Commissions
     -------------------------------------------------------------------------
                    4/30/01                             $53,420
     -------------------------------------------------------------------------
                    4/30/00                             $65,601



Capital Stock and Other Securities


The Company


     The Company was organized under the name "The Regis Fund II" as a Delaware business trust on May 18, 1994. On October 31, 1995, the Company changed its name to "UAM Funds Trust." The Company's address is One Freedom

     Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end, management investment company.


Description of Shares and Voting Rights

     The Company's Agreement and Declaration of Trust permits the Company to issue an unlimited number of shares of beneficial interest, without par value. The Board has the power to designate one or more series (portfolios) or classes of shares of beneficial interest without shareholder approval.


     Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Board members can elect 100% of the Board if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of a portfolio. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Board.

     If the Company is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Company will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the portfolio. A majority of the Board may authorize the liquidation of any portfolio or class at any time.

     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.


     Class Differences

     The Board has authorized three classes of shares, Institutional, Institutional Service and Advisor. Not all of the portfolios issue all of the classes. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects.

     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan;

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures; and

     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

     .   Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class's:

     .   Net income;

     .   Dividends; and

     .   NAV to the extent the portfolio has undistributed net income.


Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .   Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, all dividends and distributions will automatically be reinvested in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.

     Each portfolio sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.


Federal Taxes

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that the Fund itself generally will be relieved of federal income and excise taxes. If the Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholder; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall, or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     At April 30, 2001 the Fund has elected to defer $7,540,937 of post-October capital losses for Federal income tax purposes. These losses will be available to offset realized capital gains for the fiscal year ending April 30, 2002. The Fund had available a capital loss carry over for Federal income tax purposes of approximately $3,095,671 which expires April 30, 2009.



Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of the Fund is equal to its NAV. The Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .   Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

     The Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values its Assets


     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.


     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.


     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.


PURCHASE OF SHARES
--------------------------------------------------------------------------------

     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time the Fund calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund's shares.


In-Kind Purchases

     At its discretion, the Company may permit shareholders to purchase shares of the Fund with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.

     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .   The securities are eligible investments for the Fund;

     .   The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------

     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund's investments.


By Mail

     Requests to redeem shares must include:

     .   Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .   Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .   Redeem shares represented by a certificate.

     The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.


Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "How the Fund Values its Assets." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .   Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .   On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Company, a Fund and its sub-transfer agent from fraud.

     The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.


Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .   When the NYSE and custodian bank are closed;

     .   When trading on the NYSE is restricted;

     . During any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .   For such other periods as the SEC may permit.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.


TRANSFER OF SHARES
--------------------------------------------------------------------------------

     Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


Performance Calculations

     The Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculates its current yield and average annual total return information according to the methods required by the SEC.


TOTAL RETURN
--------------------------------------------------------------------------------

     Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     A Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable expenses on an annual basis.

     A Fund calculates these figures according to the following formula:

         P (1 + T)/n/ = ERV

         Where:

         P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return

         n      =   number of years

         ERV    =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


     The table lists the Fund's average annual returns for the one-year period ended April 30, 2001 and the period from the Fund's inception date through April 30, 2001.


                One Year                     Five Years                 Since
Inception               Inception Date

--------------------------------------------------------------------------------
---------------------------------------
                -43.60%                         N/A
-36.83%                      12/29/99


YIELD
--------------------------------------------------------------------------------

     Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)/6/-1]

         Where:

         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d = the maximum offering price per share on the last day of the period.


COMPARISONS
--------------------------------------------------------------------------------

     The Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . That the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund;

     .    That the indices and averages are generally unmanaged;

     . That the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance; and

     .    That shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.


Financial Statements

     The following documents are included in the Fund's April 30, 2001 Annual
     Report:

     .    Financial statements for the fiscal year ended April 30, 2001;

     .    Financial highlights for the respective periods presented; and

     .    The report of PricewaterhouseCoopers LLP.


     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.


Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus of the Fund.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser of the Fund.

     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Trustees as a group.

     Company refers to UAM Funds Trust.

     FDI is Funds Distributor, Inc., the Company's distributor

     Fund refers to the PIC Twenty Portfolio, which is a series of the Company.

     Independent Board Member refers to Board Members that are not Interested Board Members.

     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings, Inc. or the Company's principal underwriter.

     NAV is the net asset value per share of the Fund.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     Old Mutual US is Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation).

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 ACT, the 1940 ACT and the 1934 ACT.

     SEI is SEI Investments Mutual Funds Services, the Company's administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.


     UAMSSC is UAM Fund Shareholder Servicing Center, Inc., the Company's shareholder-servicing agent.


Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Corporate & Municipal Long-Term Debt Ratings

     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.

     A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Commercial Paper Ratings

     Moody's commercial paper issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.


     Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


                         . Leading market positions in well-established industries.

                         .    High rates of return on funds employed.

                         . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                         . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                         . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


     Not Prime       Issuers rated Not Prime do not fall within any of the Prime rating categories.

    Municipal Note Ratings

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:


         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.


         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.



STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------



Corporate and Municipal Long-Term Debt Ratings






     AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C An obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



     Commercial Paper Ratings


         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


     A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated 'D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Note Ratings

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.



FITCH RATINGS
--------------------------------------------------------------------------------



                     Corporate and Municipal Long-Term Debt Ratings



     Investment Grade

     AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. "A" ratings denote a low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



     Speculative Grade

     BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


     DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                           Entities rated in this category have defaulted on
                     some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated
                     "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.



                           Commercial Paper Ratings

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     F1 Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; and may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D               Default.  Denotes actual or imminent payment default.






         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


Comparative Benchmarks

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7- and 30-day yields.


     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Brothers Indices:

     Lehman Brothers Aggregate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million for U.S. government issues.

     Lehman Brothers U.S. Credit Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

     Lehman Brothers Government Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

     Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and U.S Credit Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.


     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.

     Lehman Brothers Intermediate Government/Credit Index - a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.


     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     Lipper, Inc./Lipper Indices/Lipper Averages

     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices: 1) component funds are largest in group;
     2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.


     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.
     (Equity category)

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 65% or more of the portfolio in equities. (Equity category)






     Lipper Equity Mid Cap Funds Indices:

     Lipper Mid Cap-Growth Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings, ratio, price to book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

     Lipper Mid-Cap Core Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Core funds have a wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

     Lipper Mid-Cap Value Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

     Lipper Small-Cap Growth Fund Indices:

     Lipper Small Cap Growth Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.

     Lipper Small-Cap Core Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Core funds have wide latitude in the companies in which they invest. The funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.

     Lipper Small-Cap Value Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three- year earnings growth figure, compared to the US diversified small-cap universe average.

     Lipper Mutual Fund Performance Analysis and Lipper-Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.


     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell U.S. Equity Indexes:

     Russell 3000(R)Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

     Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

     Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

     Standard & Poor's U.S. Indices:

     In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

     S&P 500 Composite Index - an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.


     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

     S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

     S&P Super Composite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.


     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.

     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITs. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.


     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Standard & Poor's CANADA Indices:

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

     Standard & Poor's Global Indices:




     S&P Euro 350 Index - measures the performance of equities in the United Kingdom and 14 Euro Zone countries plus Denmark, Norway, Sweden and Switzerland. The S&P Euro Index is derived from the S&P Europe 350 and measures the performance of equities in ten markets of the Eurobloc region. The S&P Euro Plus Index is also derived from the S&P Europe and consists of 14 European markets, that is, the ten euro zone markets plus Denmark, Norway, Sweden and Switzerland.


     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

     Salomon Smith Barney Global Equity Index (SSBGEI) - spans 49 countries and is constructed in a comprehensive top-down manner, including all companies with an available free float of at least US $100 million as of the Index reconstitution (the time during which companies are reassessed for index membership). As of July 1, 2001, the SSBGEI included the shares of more than 8,280 companies with a total market capitalization of US $27.3 trillion, US $20.7 trillion of which was considered available free float for constituent weighting purposes.

     Salomon Smith Barney One to Three Year Treasury Index - index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years, (minimum amount outstanding is $1 billion per issue).





     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line Composite Index - comprehensive source of information and advice on approximately 1700 stocks, more than 90 industries, the stock market, and the economy.

     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts and real estate operating companies. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

     Wilshire REIT Index - measures the performance of U.S. public traded real estate investment trusts (REITs).


     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121
                        (Toll free) 1-877-826-5465








                           Sirach Growth II Portfolio
                       (Formerly, Hanson Equity Portfolio)
                               Institutional Class



                       Statement of Additional Information
                                  July 30, 2001














     This statement of additional information ("SAI") is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated July 30, 2001, as supplemented from time to time. You may obtain the Fund's prospectus by contacting the UAM Funds at the address listed above.



     The audited financial statements of the Fund and the related report of PricewaterhouseCoopers LLP, independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents


Description of Permitted Investments......................................    1
         Debt Securities..................................................    1
         Derivatives......................................................    7
         Equity Securities................................................   14
         Foreign Securities...............................................   17
         Investment Companies.............................................   20
         Repurchase Agreements............................................   21
         Restricted Securities............................................   21
         Securities Lending...............................................   21
         Short Sales......................................................   22
         When Issued, Delayed-Delivery And Forward Transactions...........   23
Investment Policies of the Fund...........................................   23
         Fundamental Investment Policies..................................   23
         Non-Fundamental Investment Policies..............................   24
Management of the Company.................................................   25
         Board Members....................................................   25
         Officers ........................................................   26
Principal Shareholders....................................................   27
Investment Advisory and Other Services....................................   28
         Investment Adviser...............................................   28
         Distributor......................................................   29
         Shareholder Servicing Arrangements...............................   29
         Administrative Services..........................................   29
         Transfer Agent...................................................   30
         Custodian........................................................   30
         Independent Accountants..........................................   31
         Codes of Ethics..................................................   31
Brokerage Allocation and Other Practices..................................   31
         Selection of Brokers.............................................   31
         Simultaneous Transactions........................................   32
         Brokerage Commissions............................................   32
Capital Stock and Other Securities........................................   32
Purchase, Redemption and Pricing of Shares................................   34
         Net Asset Value Per Share........................................   34
         Purchase of Shares...............................................   35
         Redemption of Shares.............................................   36
         Exchange Privilege...............................................   37
         Transfer Of Shares...............................................   37
Performance Calculations..................................................   38
         Total Return.....................................................   38
         Yield    ........................................................   38
         Comparisons......................................................   39
Financial Statements......................................................   39
Glossary .................................................................   39
Bond Ratings..............................................................   40
         Moody's Investors Service, Inc...................................   40
         Standard & Poor's Ratings Services ..............................   43
         Fitch Ratings ...................................................   45

Comparative Benchmarks...................................................... 46

Description of Permitted Investments


     As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."


DEBT SECURITIES
--------------------------------------------------------------------------------
     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.


Types of Debt Securities


     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     .   By the right of the issuer to borrow from the U.S. Treasury;

     . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .   By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.


     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

     Federal Home Loan Mortgage Corporation (FHLMC)


     FHLMC is a stock-holder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.


     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.


     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

     Bank Obligations

     The Fund will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     Bankers' Acceptance

     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investor Services ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.


     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.


     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


Terms to Understand


     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.


     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.


Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.


     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.


DERIVATIVES
--------------------------------------------------------------------------------
     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.


Types of Derivatives


     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional

     "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     The Fund may incur commission expenses when it opens or closes a futures position.


     Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.


     Purchasing Put and Call Options

     When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

     .    Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .    Closing it out in the secondary market at its current price.

     Selling (Writing) Put and Call Options

     When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     The Fund is permitted only to write covered options. At the time of selling the call option, a fund may cover the option by owning:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     . A call option on the same security or index with the same or lesser exercise price;

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     . In the case of an index, the portfolio of securities that corresponds to the index.

     At the time of selling a put option, a fund may cover the put option by:

     .    Entering into a short position in the underlying security;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     .    Maintaining the entire exercise price in liquid securities.

     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

     Combined Positions

     The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


     Forward Foreign Currency Exchange Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     .    Do not require an initial margin deposit.

     . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

     Foreign Currency Hedging Strategies

     A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

     The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

     It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.


     Swaps, Caps, Collars and Floors

     Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

     Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.


     Correlation of Prices

     The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.


     Lack of Liquidity

     Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     . Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     .    Have to purchase or sell the instrument underlying the contract;

     .    Not be able to hedge its investments; and

     .    Not be able to realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     . Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     . The facilities of the exchange may not be adequate to handle current trading volume;

     . Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     . Investors may lose interest in a particular derivative or category of derivatives.


     Management Risk

     If the adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.


     Margin

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     .    Actual and anticipated changes in interest rates;

     .    Fiscal and monetary policies; and

     .    National and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities


     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.


     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.


     Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

     A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.


     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.


Risks of Investing in Equity Securities


     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     . Factors affecting an entire industry, such as increases in production costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.


     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.


     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.


     Initial Public Offerings ("IPO")

     The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.




FOREIGN SECURITIES
--------------------------------------------------------------------------------

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .    They can invest in investment funds.


     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.


     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.


Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.


     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.


     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.


     Stock Exchange and Market Risk

     The adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

     . are generally more volatile than, and not as developed or efficient as, those in the United States;

     .    have substantially less volume;

     . trade securities that tend to be less liquid and to experience rapid and erratic price movements;

     . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

     Foreign markets may offer less protection to shareholders than U.S. markets because:

     . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.


     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;


     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .    Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     . Offer less protection of property rights than more developed countries; and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


The Euro

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.


INVESTMENT COMPANIES
--------------------------------------------------------------------------------
     The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a Fund in the UAM Funds complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio (formerly the UAM DSI Money Market Portfolio), provided that the investment is:

     .    For cash management purposes;

     .    Consistent with the Fund's investment policies and restrictions; and

     . The Fund's adviser waives any fees it earns on the assets of the Fund that are invested in the UAM Dwight Money Market Portfolio.

     The Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.


REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

     When the Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.


RESTRICTED SECURITIES
--------------------------------------------------------------------------------
     The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.


SECURITIES LENDING
--------------------------------------------------------------------------------
     The Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     .    It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

     .    It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .    Experience delays in recovering its securities.


SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

     Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     Investors typically sell securities short to:

     .    Take advantage of an anticipated decline in prices.

     .    Protect a profit in a security it already owns.

     The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

     To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.


Short Sales Against the Box

     In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.


Restrictions on Short Sales

     The Fund will not short sell a security if:

     . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund net assets.

     . The market value of the securities of any single issuer that have been sold short by the Fund would exceed the two percent (2%) of the value of the Fund's net assets.

     . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED-DELIVERY AND FORWARD TRANSACTIONS
--------------------------------------------------------------------------------
     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.


Investment Policies of the Fund

FUNDAMENTAL INVESTMENT POLICIES

     The following limitations are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

     . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

     . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

     . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     . Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

     . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

     . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in, securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

     . Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     . Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.


NON-FUNDAMENTAL INVESTMENT POLICIES

     The following limitations are non-fundamental, which means the portfolio may change them without shareholder approval.

     . The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

          Notwithstanding the investment restriction above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

     . The Fund may purchase and sell currencies or securities on a when-issued, delayed-delivery or forward-commitment basis.

     . The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     .    The Fund may invest in the securities of foreign issuers.

     . The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

               The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     . The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.

          The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     . The Fund may write covered call options and may buy and sell put and call options.

     .    The Fund may enter into repurchase agreements.

     . The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     . The Fund may sell securities short and engage in short sales "against the box."

     .    The Fund may enter into swap transactions.


Management of the Company

     The Board manages the business of the Company under Delaware law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Board Member the following fees:


     .    A $200 quarterly retainer fee per active Fund;

     . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

     .    $1,500 for each private meeting of the Board;

     .    $1,000 for each telephonic meeting of the Board; and

     . $1,000 per day for attending seminars, up to a maximum of three events per year.

     In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the directors and allocated proportionately among all Funds in the UAM Funds Complex. The Company does not pay its Interested Board Members or officers for their services as directors or officers.



BOARD MEMBERS
--------------------------------------------------------------------------------

     The following table lists the Board members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of July 30, 2001, the UAM Funds Complex is currently comprised of 40 Funds. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Director. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.



           Aggregate       Total Compensation

       Compensation from     From UAM Funds
     Name, Address,
         Company as of        Complex as of
     Date of Birth             Principal Occupations During the Past 5 years
            4/30/01              4/30/01

--------------------------------------------------------------------------------
-------------------------------------------
     John T. Bennett, Jr.      Mr. Bennett is President of Squam Investment
            $8,375               $54,150
     RR2 Box 700               Management Company, Inc. and Great Island
Investment
     Center Harbor, NH 03226   Company, Inc. (investment management).  From 1988
to
     1/26/29                   1993, Mr. Bennett was President of Bennett
Management
                               Company.  Mr. Bennett serves on the Board of each
                               Company in the UAM Funds Complex.

--------------------------------------------------------------------------------
-------------------------------------------
     Nancy J. Dunn             Ms. Dunn has been Financial Officer of World
Wildlife         $8,375               $54,150
     1250 24/th/ St., NW       Fund (nonprofit), since January 1999.  From 1991
to
     Washington, DC 20037      1999, Ms. Dunn was Vice President for Finance and
     8/14/51                   Administration and Treasurer of Radcliffe College
                               (education).  Ms. Dunn serves on the Board of
each
                               Company in the UAM Funds Complex.

--------------------------------------------------------------------------------
-------------------------------------------
     William A. Humenuk        Mr. Humenuk has been Senior Vice President
            $8,375               $54,150
     10401 N. Meridian St      Administration, General Counsel and Secretary of

--------------------------------------------------------------------------------
-------------------------------------------


           Aggregate       Total Compensation

       Compensation from     From UAM Funds
     Name, Address,
         Company as of        Complex as of
     Date of Birth             Principal Occupations During the Past 5 years
            4/30/01              4/30/01

--------------------------------------------------------------------------------
-------------------------------------------
     Suite 400                 Lone Star Industries Inc. (cement and ready-mix
     Indianapolis, IN 46290    concrete) since March 2000.  From June 1998 to
March
     4/21/42                   2000 he was Executive Vice President and Chief
                               Administrative Officer of Philip Services Corp.
                               (ferrous scrap processing, brokerage and
industrial
                               outsourcing services).  Mr. Humenuk was a Partner
in
                               the Philadelphia office of the law firm Dechert
Price
                               & Rhoads from July 1976 to June 1998.  He was
also
                               formerly a Director of Hofler Corp. (manufacturer
of
                               gear grinding machines).  Mr. Humenuk serves on
the
                               Board of each Company in the UAM Funds Complex.

--------------------------------------------------------------------------------
-------------------------------------------
     Philip D. English         Mr. English is President and Chief Executive
Officer          $8,375               $54,150
     16 West Madison Street    of Broventure Company, Inc., a company engaged in
the
     Baltimore, MD 21201       investment management business.  He is also
Chairman
     8/5/48                    of the Board of Chektec Corporation (drugs) and
Cyber
                               Scientific, Inc. (computer mouse company). Mr.
English
                               serves on the Board of each Company in the UAM
Funds
                               Complex.

--------------------------------------------------------------------------------
-------------------------------------------
     James F. Orr, III*        President, Chief Executive Officer and Director
of            $    0               $     0
     One International Place   UAM since May 2000; Chairman and Chief Executive
     Boston, MA 02110          Officer of UNUM Corporation (insurance) from 1988
to
     3/5/43                    1999; Trustee of Bates College and the Committee
for
                               Economic Development; Chairman-elect of the Board
                               of Trustees of the Rockefeller Foundation; member
                               of the Business Round table, the Harvard Center
                               for Society, and the Health Advisory Council at
                               the Harvard School of Public Health; Director of
                               the Nashua Corporation and the National Alliance
                               of Business.


OFFICERS
--------------------------------------------------------------------------------
     The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by Old Mutual (US) Holdings Inc., its affiliates or SEI, but not by the Company.



           Aggregate       Total Compensation

       Compensation From     From UAM Funds
      Name, Address,             Position    Principal Occupations During the
Past 5     the Fund as of        Complex as of
      Date of Birth             with Fund                     years
            4/30/01              4/30/01

--------------------------------------------------------------------------------
-------------------------------------------
     James F. Orr III*         Chairman of   President, Chief Executive Officer
and            $0                   $0
     One International Place   the Board     Director of Old Mutual (US)
Holdings
     Boston, MA  02110         and           Inc. (financial services) since May
     3/5/43                    President     2000; Chairman and Chief Executive
                                             Officer of UNUM Corporation
(insurance)
                                             from 1988 to 1999; Trustee of Bates
                                             College and the Committee for
Economic
                                             Development; Chairman-elect of the
                                             Board of Trustees of the
Rockefeller
                                             Foundation; Member of The Business
                                             Roundtable, the Harvard Center for
                                             Society, and the Health Advisory
                                             Council at the Harvard School of
Public
                                             Health; Director of the Nashua
                                             Corporation and the National
Alliance
                                             of Business.


           Aggregate       Total Compensation

       Compensation From     From UAM Funds
      Name, Address,             Position    Principal Occupations During the
Past 5     the Fund as of        Complex as of
      Date of Birth             with Fund                     years
            4/30/01              4/30/01

--------------------------------------------------------------------------------
-------------------------------------------
     Linda T. Gibson           Vice          General Counsel and Senior Vice
              $0                   $0
     One International Place   President     President of Old Mutual (US)
Holdings
     Boston, MA 02110          and           Inc. (financial services);
President of
     7/31/65                   Secretary     UAM Investment Services, Inc.
                                             (financial services), UAM Fund
                                             Services, Inc. (financial services)
                                             and UAM Fund Distributors, Inc.
                                             (broker-dealer) since April, 2000;
                                             Trustee and President of UAM Trust
                                             Company (trust company) since
April,
                                             2001; Director of UAM Funds plc
                                             (UCITS fund) since April 2001;
                                             various director and officer
                                             positions with subsidiaries of Old
                                             Mutual (US) Holdings Inc. and
                                             investment products managed by such
                                             subsidiaries; Senior Vice President
                                             and Secretary of Signature
Financial
                                             Group, Inc. (financial services)
and
                                             affiliated broker-dealers from 1991
                                             to 2000; Director and Secretary of
                                             Signature Financial Group Europe,
                                             Ltd. (financial services) from 1995
                                             to 2000; Secretary of the Citigroup
                                             Family of Mutual Funds (mutual
                                             funds) from 1996 to 2000; Secretary
                                             of the 59 Wall Street Family of
                                             Mutual Funds (mutual funds) from
                                             1996 to 2000.

--------------------------------------------------------------------------------
-------------------------------------------
     Sherry Kajdan Vetterlein  Vice          Vice President and Assistant
Secretary            $0                   $0
     One Freedom Valley Drive  President     of the Administrator since January
     Oaks, PA 19456            and           2001.  Shareholder/Partner,
Buchanan
     6/22/62                   Assistant     Ingersoll Professional Corporation
(law
                               Secretary     firm) (1992-2000).

--------------------------------------------------------------------------------
-------------------------------------------
     Christopher T. Salfi      Treasurer     Director, Fund Accounting, SEI
              $0                   $0
     530 East Swedesford Road                Investments Mutual Fund Services
since
     Wayne, PA 19087                         January 1998; prior to his current
     11/28/63                                position, served most recently as
Fund
                                             Accounting Manager of SEI
                                             Investments Mutual Fund Services
                                             from 1994 to 1998; Investment
                                             Accounting Manager at PFPC Inc.
                                             (mutual fund services) from 1993 to
                                             1994; FPS Services, Inc. (mutual
                                             fund services) from 1986 to 1993.

--------------------------------------------------------------------------------
-------------------------------------------
     Molly S. Mugler           Assistant     Assistant  General Counsel of Old
Mutual          $0                   $0
     One International Place   Secretary     (US) Holdings Inc. (financial
services)
     Boston, MA 02110                        since January 2001; various officer
     10/16/51                                positions with subsidiaries of Old
                                             Mutual (US) Holdings Inc. and
                                             investment products managed by such
                                             subsidiaries since January 2001;
                                             Secretary of Signature Financial
Group,
                                             Inc. (financial services) and
                                             subsidiaries (including affiliated
                                             broker-dealers) and investment
products
                                             serviced by such subsidiaries until
                                             2001; President of SFG Global
                                             Investments, Inc. (commodity pool
                                             operator) until 2001.

--------------------------------------------------------------------------------
-------------------------------------------



Principal Shareholders

     As of July 10, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:



     Name and Address of Shareholder
      Percentage of Shares Owned

--------------------------------------------------------------------------------
---------------------------------------
     Charles Schwab & Co., Inc.
                 100%
     Reinvest Account
     Attn Mutual Funds
     101 Montgomery Street

--------------------------------------------------------------------------------
---------------------------------------

     ===========================================================================
     San Francisco, CA 94104-4122
     ---------------------------------------------------------------------------


     Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of July 10, 2001, the directors and officers of the Company owned less than 1% of the outstanding shares of the Fund.*

     * This amount does not include securities held of record by Linda T. Gibson as trustee of certain 401(k) plans of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.


Investment Advisory and Other Services


INVESTMENT ADVISER
--------------------------------------------------------------------------------
     Sirach Capital Management, Inc., located at 3323 One Union Square, Seattle, Washington 98101, is the investment adviser to the fund. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970.

     Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In 2000, Old Mutual plc. purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has 37 affiliates who are operational SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds of the UAM Funds Complex. Old Mutual US is a subsidiary of Old Mutual plc., a financial services company based in the United Kingdom.

Investment Advisory Agreement

     This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.

     Service Performed by Adviser

     The adviser:

     .  Manages the investment and reinvestment of the Fund's assets;

     . Continuously reviews, supervises and administers the investment program of the Fund; and

     . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

     Continuing an Investment Advisory Agreement

     The Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually:

     . By a majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

     . By a majority of the Board Members or by a majority of the shareholders of the Fund.


     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

     .  It gives the adviser 60 days' written notice.

     The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.


Advisory Fees

     For its services, the Fund pays its adviser a fee calculated at an annual rate of .70% of its average daily net assets. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Fund paid the following in advisory fees to the adviser:


      Fiscal Year End     Investment Advisory Fees Paid   Investment Advisory
Fees Waived   Total Investment Advisory Fee

================================================================================
=======================================
          4/30/01                   $185,095                            $0
                     $185,095

--------------------------------------------------------------------------------
---------------------------------------
          4/30/00                   $203,641                            $0
                     $203,641

--------------------------------------------------------------------------------
---------------------------------------
          4/30/99                   $171,247                            $0
                     $171,247


DISTRIBUTOR
--------------------------------------------------------------------------------
     Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Fund offers its shares continuously. While FDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for Institutional Class Shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

  Old Mutual (US) Holdings Inc. and each of its affiliates, may, at their own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Fund. The entity making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring shareholders to the Fund.


ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

     The Company and SEI Investments Mutual Fund Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the

     Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

     Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the fund paid the following in administration and sub-administrations fees.

                         Fiscal Year End    Total Administration Fee
                     ==================================================
                             4/30/01                 $ 93,904
                     --------------------------------------------------
                             4/30/00                 $100,300
                     --------------------------------------------------
                             4/30/99                 $ 74,764


     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and TIP Funds.



     UAM Shareholder Services Center, Inc. ("UAMSSC") provides services as a shareholder servicing agent for the Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays UAMSSC monthly fees calculated at the annual rate set forth below:

     .  $7,500 for the first operational class of the Fund; plus

     .  $2,500 for each additional operational class of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
     DST Systems, Inc., ("DST") which has its principal offices at 333 West 11/th/ Street, Fifth Floor, Kansas City, MO 64105 serves as Transfer Agent to the Company.

CUSTODIAN
--------------------------------------------------------------------------------
     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Company.



CODES OF ETHICS
--------------------------------------------------------------------------------

     The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund.


Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------

     The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which a Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of the services may be used by the adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities. During the Fund's most recent fiscal year, the total amount of securities transactions for the Fund was $56,499,009, the total amount of transactions effected through brokers providing research was $31,807,273 and the brokerage commissions paid to brokers providing research was $30,509.

     It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.



     The Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Company Co. ("SIDCO"). Through this program, the Fund's adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO's designated brokers. When Fund brokerage is directed to SIDCO's designated brokers, the Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, ratings fees, registration fees and organizational expenses. Investment advisor fees, administration fees, shareholder fees and 12b-1 fees cannot be paid through directed brokerage. Where a Fund is operating under a voluntary expense limitation, overall Fund expenses may not be reduced below the level of such limitation. SIDCO has established relationships with a variety of domestic and international brokers. For its most recent fiscal year, the Fund did not direct any brokerage through SIDCO's designated brokers.

     As of April 30, 2001, the Sirach Growth II Portfolio held 14,133 shares, $694,637 worth of shares of Citigroup, Inc. In addition, the Fund held 11,200 shares, $526,064 worth of shares of Wells Fargo Co., the Fund's regular brokers or dealers as defined in rule 10b-1 of the 1940 Act.


SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------
     The adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the adviser are subject to review by the Company's Board.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

     For the last three fiscal years, the Fund has paid the following in brokerage commissions. Significant differences are due to increases or decreases in the Fund's net assets.

                     Fiscal Year End                Brokerage Commissions
     ===========================================================================
                         4/30/01                           $52,688
     ---------------------------------------------------------------------------
                         4/30/00                           $37,173
     ---------------------------------------------------------------------------
                         4/30/99                           $18,977



Capital Stock and Other Securities

The Company

     The Company was organized under the name "The Regis Fund II" as a Delaware business trust on May 18, 1994. On October 31, 1995, the Company changed its name to "UAM Funds Trust." The Company's address is One Freedom Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end, management investment company and the Fund is diversified. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than U. S. government securities).

Description of Shares and Voting Rights

     The Company's Agreement and Declaration of Trust permits the Company to issue an unlimited number of shares of beneficial interest, without par value. The Board has the power to designate one or more series (portfolios) or classes of shares of beneficial interest without shareholder approval.

     Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Board members can elect 100% of the Board if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of a portfolio. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Board.

     If the Company is liquidated, the shareholders of each portfolio or any class thereof are entitled to receive the net assets belonging to that portfolio, or in the case of a class, belonging to that portfolio and allocable to that class. The Company will distribute is net assets to its shareholders in proportion to the number of shares of that portfolio or class thereof held by them and recorded on the books of the portfolio. A majority of the Board may authorize the liquidation of any portfolio or class at any time.

     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

     Class Differences

     The Board has authorized three classes of shares, Institutional, Institutional Service and Advisor. Not all of the portfolios issue all of the classes. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects.

     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan;

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures; and

     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

     .  Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class's:

     .  Net income;

     .  Dividends; and

     .  NAV to the extent the portfolio has undistributed net income.


Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .  Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, all dividends and distributions will automatically be reinvested in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.

     The Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.


Federal Taxes

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     At April 30, 2001, the Fund had elected to defer $3,535,149 of post-October capital losses for income tax purposes. The losses will be available to offset realized capital gains for the fiscal year ending April 30, 2002.


Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of the Fund is equal to its NAV. The Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     .  Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

     The Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values its Assets


     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.


     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.


     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.


PURCHASE OF SHARES
--------------------------------------------------------------------------------
     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time the Fund calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund's shares.


In-Kind Purchases

     At its discretion, the Company may permit shareholders to purchase shares of the Fund with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How the Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.

     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .  The securities are eligible investments for the Fund;

     .  The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------
     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund's investments.


By Mail

     Requests to redeem shares must include:

     .  Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .  Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .  Redeem shares represented by a certificate.

     The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the shareholder to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and shareholders may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "How the Fund Values its Assets." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .  Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .  On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Company, a Fund and its sub-transfer agent from fraud.

     The Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.


Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .  When the NYSE and custodian bank are closed;

     .  When trading on the NYSE is restricted;

     . During any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .  For such other periods as the SEC may permit.


EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.


TRANSFER OF SHARES
--------------------------------------------------------------------------------
     Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.


Performance Calculations

     The Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculates its current yield and average annual total return information according to the methods required by the SEC.


TOTAL RETURN
-------------------------------------------------------------------------------
     Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis.

     A Fund calculates these figures according to the following formula:

         P (1 + T)/n/ = ERV

         Where:

         P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return

         n      =   number of years

         ERV    =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     The table lists the Fund's average annual returns for the one-year period ended April 30, 2001 and the period from the Fund's inception date through April 30, 2001.


         One Year                     Five Years                 Since Inception
              Inception Date
--------------------------------------------------------------------------------
---------------------------------------------------
       -27.64%                           N/A                         -1.48%
                 10/03/97


YIELD
-------------------------------------------------------------------------------
     Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)/6/-1]

         Where:

         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period.


COMPARISONS
--------------------------------------------------------------------------------
     The Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . That the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund;

     .   That the indices and averages are generally unmanaged;

     . That the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance; and

     .   That shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.


Financial Statements

     The following documents are included in the Fund's April 30, 2001 Annual
     Report:

     .   Financial statements for the fiscal year ended April 30, 2001;

     .   Financial highlights for the respective periods presented; and

     .   The report of PricewaterhouseCoopers LLP.


     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.


Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus of the Fund.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser of the Fund.

     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Trustees as a group.

     Company refers to UAM Funds Trust.

     FDI is Funds Distributor, Inc., the Company's distributor.

     Fund refers to the Sirach Growth II Portfolio, which is a series of the Company.

     Independent Board Member refers Board Members that are not Interested Board Members.

     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings Inc. or the Company's principal underwriter.

     NAV is the net asset value per share of the Fund.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     Old Mutual US is Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation).

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 ACT, the 1940 Act and the 1934 Act.

     SEI is SEI Investments Mutual Funds Services, the Company's administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their funds.

     UAMSSC is UAM Fund Shareholder Servicing Center, Inc., the Company's shareholder-servicing agent.


Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Corporate & Municipal Long-Term Debt Ratings



     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


     Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.


     A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.





Commercial Paper Ratings



     Moody's commercial paper issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.






     Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


                    . Leading market positions in well-established industries.

                    .    High rates of return on funds employed.

                    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


     Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

    Municipal Note Ratings


         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:


         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.


         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

    "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



    "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.



STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------



Corporate and Municipal Long-Term Debt Ratings






     AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


     AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


     A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


     BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


     Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.


     BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


     B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


     CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



     CC An obligation rated "CC" is currently highly vulnerable to nonpayment.


     C An obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.


     D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.




     Commercial Paper Ratings



         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


     A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Note Ratings


         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.


         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.



FITCH RATINGS
--------------------------------------------------------------------------------



Corporate and Municipal Long-Term Debt Ratings



     Investment Grade

     AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


     AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


     A High credit quality. "A" ratings denote a low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


     BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



     Speculative Grade

     BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


     B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


     CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


     DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                     Entities rated in this category have defaulted on some or
               all of their obligations. Entities rated

               "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

    Commercial Paper Ratings



         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:



     F1 Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; and may have an added "+" to denote any exceptionally strong credit feature.


     F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


     F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


     B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


     C High default risk. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


     D         Default.  Denotes actual or imminent payment default.





         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


Comparative Benchmarks

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.


     Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7- and 30-day yields.


     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Brothers Indices:
     -----------------------

     Lehman Brothers Aggregate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million for U.S. government issues.



     Lehman Brothers U.S. Credit Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.



     Lehman Brothers Government Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.



     Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and U.S Credit Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.


     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.


     Lehman Brothers Intermediate Government/Credit Index - a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.


     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     Lipper, Inc./Lipper Indices/Lipper Averages
     -------------------------------------------

     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

     Criteria for the Lipper Indices: 1) component funds are largest in group;
     2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

     Criteria for the Lipper Averages: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.


     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.
     (Equity category)

     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 65% or more of the portfolio in equities. (Equity category)





     Lipper Equity Mid Cap Funds Indices:


     Lipper Mid Cap-Growth Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings, ratio, price to book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.


     Lipper Mid-Cap Core Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Core funds have a wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.


     Lipper Mid-Cap Value Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.


     Lipper Small-Cap Growth Fund Indices:


     Lipper Small Cap Growth Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.


     Lipper Small-Cap Core Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Core funds have wide latitude in the companies in which they invest. The funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.


     Lipper Small-Cap Value Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three- year earnings growth figure, compared to the US diversified small-cap universe average.


     Lipper Mutual Fund Performance Analysis and Lipper-Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.


     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell U.S. Equity Indexes:
     ---------------------------

     Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

     Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.

     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

     Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.


     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.


     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.


     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

     Standard & Poor's U.S. Indices:
     ------------------------------

     In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.


     S&P 500 Composite Index - an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.


     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

     S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

     S&P Super Composite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.


     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.


     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITs. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.


     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Standard & Poor's CANADA Indices:
     --------------------------------

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

     Standard & Poor's Global Indices:
     --------------------------------



     S&P Euro 350 Index - measures the performance of equities in the United Kingdom and 14 Euro Zone countries plus Denmark, Norway, Sweden and Switzerland. The S&P Euro Index is derived from the S&P Europe 350 and measures the performance of equities in ten markets of the Eurobloc region. The S&P Euro Plus Index is also derived from the S&P Europe and consists of 14 European markets, that is, the ten euro zone markets plus Denmark, Norway, Sweden and Switzerland.


     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

     Salomon Smith Barney Global Equity Index (SSBGEI) - spans 49 countries and is constructed in a comprehensive top-down manner, including all companies with an available free float of at least US $100 million as of the Index reconstitution (the time during which companies are reassessed for index membership). As of July 1, 2001, the SSBGEI included the shares of more than 8,280 companies with a total market capitalization of US $27.3 trillion, US $20.7 trillion of which was considered available free float for constituent weighting purposes.

     Salomon Smith Barney One to Three Year Treasury Index - index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years, (minimum amount outstanding is $1 billion per issue).





     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.


     Value Line Composite Index - comprehensive source of information and advice on approximately 1700 stocks, more than 90 industries, the stock market, and the economy.


     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts and real estate operating companies. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.


     Wilshire REIT Index - measures the performance of U.S. public traded real estate investment trusts (REITs).


     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                   UAM Funds
                                  PO Box 219081
                              Kansas City, MO 64121
                           (Toll free) 1-877-826-5465












                            TJ Core Equity Portfolio
                           Institutional Service Class

                       Statement of Additional Information
                                  July 30, 2001




     This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Fund dated July 30, 2001, as supplemented from time to time. You may obtain the Fund's prospectus by contacting the UAM Funds at the address listed above.

     The audited financial statements of the Fund and the related report of PricewaterhouseCoopers LLP, independent accountants of the Fund, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

Table Of Contents

DESCRIPTION OF PERMITTED INVESTMENTS....................................    1

         Debt Securities................................................    1

         Derivatives....................................................    7

         Equity Securities..............................................   14

         Foreign Securities.............................................   16

         Investment Companies...........................................   19

         Repurchase Agreements..........................................   20

         Restricted Securities..........................................   20

         Securities Lending.............................................   20

         Short Sales....................................................   21

         When Issued, Delayed-Delivery And Forward Transactions.........   21

INVESTMENT POLICIES OF THE FUND.........................................   22

         Fundamental Policies...........................................   22

         Non Fundamental Policies.......................................   23

MANAGEMENT OF THE COMPANY...............................................   23

         Board Members..................................................   24

         Officers.......................................................   25

PRINCIPAL SHAREHOLDERS..................................................   26

INVESTMENT ADVISORY AND OTHER SERVICES..................................   27

         Investment Adviser.............................................   27

         Distributor....................................................   28

         Service And Distribution Plans.................................   28

         Administrative Services........................................   31

         Transfer Agent.................................................   31

         Custodian......................................................   32

         Independent Accountants........................................   32

         Codes of Ethics................................................   32

BROKERAGE ALLOCATION AND OTHER PRACTICES................................   32

         Selection of Brokers...........................................   32

         Simultaneous Transactions......................................   33

         Brokerage Commissions..........................................   33

CAPITAL STOCK AND OTHER SECURITIES......................................   34

PURCHASE, REDEMPTION AND PRICING OF SHARES..............................   35

         Net Asset Value Per Share......................................   35

         Purchase of Shares.............................................   36

         Redemption of Shares...........................................   37

         Exchange Privilege.............................................   38

         Transfer Of Shares.............................................   38

PERFORMANCE CALCULATIONS................................................   39

         Total Return...................................................   39

         Yield..........................................................   39

         Comparisons....................................................   40

FINANCIAL STATEMENTS....................................................   40

GLOSSARY................................................................   40

BOND RATINGS............................................................   41

         Moody's Investors Service, Inc.................................   41

         Standard & Poor's Ratings Services ............................   44

         Fitch Ratings .................................................   45

COMPARATIVE BENCHMARKS..................................................   47

Description of Permitted Investments

      As described in the Fund's prospectus, the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in "Investment Policies of the Fund."


DEBT SECURITIES
--------------------------------------------------------------------------------
      Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.


Types of Debt Securities

      U.S. Government Securities

      U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

      The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

      .    By the right of the issuer to borrow from the U.S. Treasury;

      . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

      .    By the credit of the sponsoring agency.

      While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.


      Corporate Bonds

      Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


      Mortgage-Backed Securities

      Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

      Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

      Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

      Government National Mortgage Association (GNMA)

      GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of Fund shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

      Federal National Mortgage Association (FNMA)

      FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

      Federal Home Loan Mortgage Corporation (FHLMC)

      FHLMC is a stock-holder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.



      Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

      Risks of Mortgage-Backed Securities

      Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


      Other Asset-Backed Securities

      These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

      Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

      To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.


      Collateralized Mortgage Obligations (CMOs)

      CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

      A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.


      Short-Term Investments

      To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

      Bank Obligations

      The Fund will only invest in a security issued by a commercial bank if the bank:

      . Has total assets of at least $1 billion, or the equivalent in other currencies;

      . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

      . Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

      Time Deposits

      Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

      Certificates of Deposit

      Certificates of deposit are negotiable certificates issued against money deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

      Bankers' Acceptance

      A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

      Commercial Paper

      Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investor Services ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.


      Stripped Mortgage-Backed Securities

      Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.


      Yankee Bonds

      Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."


      Zero Coupon Bonds

      These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

      These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

      The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.


Terms to Understand


      Maturity

      Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

      Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.


      Duration

      Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

      An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.


Factors Affecting the Value of Debt Securities

      The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.


      Interest Rates

      The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

      Prepayment Risk

      This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

      Extension Risk

      The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.


      Credit Rating

      Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may effect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

      Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

      A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

      Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

      Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently use ratings compiled by Moody's, S&P and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

      The adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

DERIVATIVES
--------------------------------------------------------------------------------
      Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark. Unless, otherwise stated in the Fund's prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.


Types of Derivatives


      Futures

      A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

      Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

      Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

      Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

      The Fund may incur commission expenses when it opens or closes a futures position.


      Options

      An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

      Purchasing Put and Call Options

      When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

      Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

      The purchaser of an option may terminate its position by:

      .    Allowing it to expire and losing its entire premium;

      . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

      .    Closing it out in the secondary market at its current price.

      Selling (Writing) Put and Call Options

      When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

      The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

      The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

      The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover a call option by owning:

      . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

      . A call option on the same security or index with the same or lesser exercise price;

      . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

      . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

      . In the case of an index, the portfolio of securities that corresponds to the index.

      At the time of selling a put option, a Fund may cover a put option by:

      .    Entering into a short position in the underlying security;

      . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

      . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

      .    Maintaining the entire exercise price in liquid securities.

      Options on Securities Indices

      Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

      Options on Futures

      An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

      The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

      The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

      The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

      The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

      Combined Positions

      The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


      Forward Foreign Currency Exchange Contracts

      A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

      . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

      . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

      .    Do not require an initial margin deposit.

      . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

      Foreign Currency Hedging Strategies

      A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

      The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

      Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

      The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

      It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.


      Swaps, Caps, Collars and Floors


      Swap Agreements

      A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

      Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

      Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

      A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

      Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

      Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

      Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

      Caps, Collars and Floors

      Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


Risks of Derivatives

      While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

      When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.


      Correlation of Prices

      The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

      Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

      . Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

      . A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

      . Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

      Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

      While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.


      Lack of Liquidity

      Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

      . Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

      .    Have to purchase or sell the instrument underlying the contract;

      .    Not be able to hedge its investments; and

      .    Not be able to realize profits or limit its losses.

      Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

      . An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

      . Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

      . The facilities of the exchange may not be adequate to handle current trading volume;

      . Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

      . Investors may lose interest in a particular derivative or category of derivatives.


      Management Risk

      If the adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on its adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.


      Margin

      Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

      If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


      Volatility and Leverage

      The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

      .    Actual and anticipated changes in interest rates;

      .    Fiscal and monetary policies; and

      .    National and international political events.

      Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

      Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

      If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
--------------------------------------------------------------------------------

Types of Equity Securities


      Common Stocks

      Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.


      Preferred Stocks

      Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.


      Convertible Securities

      Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

      Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

      A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

      While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.


Risks of Investing in Equity Securities


     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     . Factors affecting an entire industry, such as increases in production costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.


     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.


     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.


     Initial Public Offerings ("IPO")

     The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


FOREIGN SECURITIES
--------------------------------------------------------------------------------


Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .    They can invest in investment funds.


     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.


     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets.

     These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.


Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.


     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.


     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.


     Stock Exchange and Market Risk

     The adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

     . are generally more volatile than, and not as developed or efficient as those, in the United States;

     .    have substantially less volume;

     . securities tend to be less liquid and experience rapid and erratic price movements;

     . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     . may have different settlement practices, which may cause delays and increase the potential for failed settlements.


     Foreign markets may offer less protection to shareholders than U.S. markets because:

     . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.


     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:


     . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;


     . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;


     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the

     Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.


     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .    Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     . Offer less protection of property rights than more developed countries; and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


The Euro

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.


INVESTMENT COMPANIES
--------------------------------------------------------------------------------

     The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     The SEC has granted an order that allows a Fund in the UAM Funds Complex to invest the greater of 5% of its total assets or $2.5 million in the UAM Dwight Money Market Portfolio (formerly the UAM DSI Money Market Portfolio), provided that the investment is:

     .    For cash management purposes;

     .    Consistent with the Fund's investment policies and restrictions; and

     . The Fund's adviser waives any fees it earns on the assets of a Fund that is invested in the UAM Dwight Money Market Portfolio.

     The Fund will bear expenses of the UAM Dwight Money Market Portfolio on the same basis as all of its other shareholders.


REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

     When the Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.


RESTRICTED SECURITIES
--------------------------------------------------------------------------------

     The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.


SECURITIES LENDING
--------------------------------------------------------------------------------

     The Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If the Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     .    It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

     .    It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .    Experience delays in recovering its securities.

SHORT SALES
--------------------------------------------------------------------------------


Description of Short Sales

     Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     Investors typically sell securities short to:

     .    Take advantage of an anticipated decline in prices.

     .    Protect a profit in a security it already owns.

     The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

     To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.


Short Sales Against the Box

     In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.


Restrictions on Short Sales

     The Fund will not short sell a security if:

     . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund net assets.

     . The market value of the securities of any single issuer that have been sold short by the Fund would exceed the two percent (2%) of the value of the Fund's net assets.

     . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.


WHEN ISSUED, DELAYED-DELIVERY AND FORWARD TRANSACTIONS
--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.


Investment Policies of the Fund

FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     The following investment limitations are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

     . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. The restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

     . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

     . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     . Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

     . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in, securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

     . Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     . Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------

     The following limitations are non-fundamental, which means the Fund may change them without shareholder approval.

     . The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

               Notwithstanding the investment restriction above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

     . The Fund may purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     . The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     .    The Fund may invest in the securities of foreign issuers.

     . The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

          The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     . The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.

     . The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     . The Fund may write covered call options and may buy and sell put and call options.

     .    The Fund may enter into repurchase agreements.

     . The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     . The Fund may sell securities short and engage in short sales "against the box."

     .    The Fund may enter into swap transactions.


Management of the Company


  The Board manages the business of the Company under Delaware law. The Board elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Company pays each Independent Board Member the following fees:


     .    A $200 quarterly retainer fee per active Fund;

     . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

     .    $1,500 for each private meeting of the Board;

     .    $1,000 for each telephonic meeting of the Board; and

     . $1,000 per day for attending seminars, up to a maximum of three events per year.

     In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the trustees and allocated proportionately among all Funds in the UAM Complex. The Company does not pay its Interested Board Members or officers for their services as trustees or officers.


BOARD MEMBERS
--------------------------------------------------------------------------------

     The following table lists the Board Members and officers of the Company and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Company and total compensation received from the UAM Funds Complex. As of July 30, 2001, the UAM Funds Complex was comprised of 40 portfolios. Those people with an asterisk (*) beside their name are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the Funds in the UAM Funds Complex. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Trustee. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.


        Aggregate       Total Compensation

    Compensation from     From UAM Funds
  Name, Address,
      Company as of        Complex as of
  Date of Birth             Principal Occupations During the Past 5 years
         4/30/01              4/30/01

--------------------------------------------------------------------------------
-------------------------------------------
  John T. Bennett, Jr.      Mr. Bennett is President of Squam Investment
         $8,375               $54,150
  RR2 Box 700               Management Company, Inc. and Great Island Investment

  Center Harbor, NH 03226   Company, Inc. (investment management). From 1988 to

  1/26/29                   1993, Mr. Bennett was President of Bennett
Management
                            Company. Mr. Bennett serves on the Board of each

                            Company in the UAM Funds Complex.


--------------------------------------------------------------------------------
------------------------------------------
  Nancy J. Dunn             Ms. Dunn has been Financial Officer of World
Wildlife         $8,375               $54,150
  1250 24/th/ St., NW       Fund (nonprofit), since January 1999.  From 1991 to

  Washington, DC 20037      1999, Ms. Dunn was Vice President for Finance and

  8/14/51                   Administration and Treasurer of Radcliffe College

                            (education).  Ms. Dunn serves on the Board of each

                            Company in the UAM Funds Complex.


--------------------------------------------------------------------------------
-------------------------------------------
  William A. Humenuk        Mr. Humenuk has been Senior Vice President
         $8,375               $54,150
  10401 N. Meridian St      Administration, General Counsel and Secretary of
Lone
  Suite 400                 Star Industries Inc. (cement and ready-mix
concrete)
  Indianapolis, IN 46290    since March 2000. From June  1998 to March  2000 he

  4/21/42                   was Executive Vice President and Chief
Administrative
                            Officer of Philip Services Corp. (ferrous scrap

                            processing, brokerage and industrial outsourcing

                            services). Mr. Humenuk was a Partner in the

                            Philadelphia  office of the law firm  Dechert  Price
&
                            Rhoads from July 1976 to June 1998. He was also

                            formerly a Director of Hofler Corp. (manufacturer
of
                            gear grinding machines). Mr. Humenuk  serves on the

                            Board of each Company in the UAM Funds Complex.


--------------------------------------------------------------------------------
-------------------------------------------
  Philip D. English         Mr. English is President and Chief Executive Officer
         $8,375               $54,150
  16 West Madison Street    of Broventure Company, Inc., a company engaged in
the
  Baltimore, MD 21201       investment management business. He is also Chairman

  8/5/48                    of the Board of Chektec Corporation (drugs) and
Cyber
                            Scientific, Inc. (computer  mouse  company). Mr.

                            English serves on the Board of each Company in the

                            UAM Funds Complex.


--------------------------------------------------------------------------------
-------------------------------------------
  James F. Orr, III*        President, Chief Executive Officer and Director of
         $    0               $     0
  One International Place   Old Mutual (US) Holdings Inc. (financial services)

  Boston, MA 02110          since May 2000; Chairman and Chief Executive Officer

  3/5/43                    of UNUM Corporation (insurance) from 1988 to 1999;

                            Trustee of Bates College and the Committee for

                            Economic Development; Chairman-elect of the Board

                            of Trustees of the Rockefeller Foundation; Member

                            of The Business Roundtable, the Harvard Center for

                            Society, and the Health Advisory Council at the

                            Harvard School of Public Health; Director of the

                            Nashua Corporation and the National Alliance of

                            Business.


OFFICERS
--------------------------------------------------------------------------------

  The following table lists the officers of the Company and provides information regarding their present positions, date of birth, address and their principal occupations during the past five years. The Company's officers are paid by Old Mutual US, its affiliates or SEI, but not by the Company.


      Aggregate           Aggregate

  Compensation From   Compensation From
  Name, Address, Date of   Position   Principal Occupations During the Past 5
   the Fund as of      the Fund Complex
  Birth                    with Fund  years
       4/30/01          as of 4/30/01

--------------------------------------------------------------------------------
----------------------------------------
  James F. Orr, III*       Chairman   President, Chief Executive Officer and
         $0                   $0
  One International Place  of the     Director of Old Mutual (US) Holdings Inc.

  Boston, MA  02110        Board      (financial services) since May 2000;

  3/5/43                   and        Chairman and Chief Executive Officer of

                           President  UNUM Corporation (insurance) from 1988 to

                                      1999; Trustee of Bates College and the

                                      Committee for Economic Development;

                                      Chairman-elect of the Board of Trustees

                                      of the Rockefeller Foundation; Member of

                                      The Business Roundtable, the Harvard

                                      Center for Society, and the Health

                                      Advisory Council at the Harvard School

                                      of Public Health; Director of the Nashua

                                      Corporation and the National Alliance of

                                      Business.




--------------------------------------------------------------------------------
----------------------------------------
  Linda T. Gibson          Vice       General  Counsel and Senior Vice President
         $0                   $0
  One International Place  President  of Old Mutual (US) Holdings Inc.

  Boston, MA  02110        and        (financial services); President of UAM

  7/31/65                  Secretary  Investment Services, Inc. (financial

                                      services), UAM Fund Services, Inc.

                                      (financial services) and UAM Fund

                                      Distributors, Inc. (broker-dealer) since

                                      April, 2000; Trustee and President of

                                      UAM Trust Company (trust company) since

                                      April, 2001; Director of UAM Funds plc

                                      (UCITS fund) since April, 2001; various

                                      director and officer positions with

                                      subsidiaries of Old Mutual (US) Holdings

                                      Inc. (financial services) and investment

                                      products managed by such subsidiaries;

                                      Senior Vice President and Secretary of

                                      Signature Financial Group, Inc.

                                      (financial services) and affiliated

                                      broker-dealers from 1991 to 2000;

                                      Director and Secretary of Signature

                                      Financial Group, Ltd. (financial

                                      services) from 1995 to 2000; Secretary

                                      of the Citigroup Family of Mutual Funds

                                      (mutual funds) from 1996 to 2000;

                                      Secretary of the 59 Wall Street Family

                                      of Mutual Funds (mutual funds) from 1996

                                      to 2000.


--------------------------------------------------------------------------------
----------------------------------------
  Sherry Kajdan            Vice       Vice President and Assistant Secretary of
         $0                   $0
  Vetterlein               President  the Administrator since January 2001.

  One Freedom Valley       and        Shareholder/Partner, Buchanan  Ingersoll

  Drive                    Assistant  Professional Corporation (law firm)

  Oaks, PA 19456           Secretary  (1992-2000).

  6/22/62


--------------------------------------------------------------------------------
----------------------------------------
  Christopher F. Salfi     Treasurer  Director, Fund Accounting, SEI Investments
         $0                   $0
  530 East Swedesford                 Mutual Fund Services since January 1998;

  Road                                prior to his current position, served

  Wayne, PA 19087                     most recently as Fund Accounting Manager

  11/28/63                            of SEI Investments Mutual Fund Services

                                      from 1994 to 1998; Investment Accounting
                                      Manager at  PFPC Inc. (mutual fund
services)
                                      from 1993 to 1994; FPS Services, Inc.
(mutual
                                      fund services) from 1986 to 1993.


--------------------------------------------------------------------------------
----------------------------------------
  Molly S. Mugler          Assistant  Assistant General Counsel of Old Mutual
         $0                   $0
  One International Place  Secretary  (US)  Holdings Inc. (financial  services)

  Boston, MA  02110                   since January 2001; various officer

  10/16/51                            positions with subsidiaries of Old Mutual

                                      (US) Holdings Inc. and investment

                                      products managed by such subsidiaries

                                      since January 2001; Secretary of

                                      Signature Financial Group, Inc.

                                      (financial services) and subsidiaries

                                      (including affiliated broker-dealers) and

                                      investment products serviced by such

                                      subsidiaries until 2001; President of SFG

                                      Global Investments, Inc. (commodity pool

                                      operator) until 2001.


--------------------------------------------------------------------------------
-----------------------------------------


Principal Shareholders

  As of July 10, 2001, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:


  Name and Address of Shareholder                                 Class
       Percentage of Shares Owned

--------------------------------------------------------------------------------
------------------------------------------
  Charles Schwab & Co., Inc.                                  Institutional
                 17.96%

  Name and Address of Shareholder                                 Class
       Percentage of Shares Owned

--------------------------------------------------------------------------------
-----------------------------------------
  Reinvest Account                                               Service

  Attn Mutual Funds

  101 Montgomery Street

  San Francisco, CA 94104-4122


--------------------------------------------------------------------------------
-----------------------------------------
  UMBSC & Co                                                  Institutional
                 29.64%
  FBO Lillick & Charles TJ Core                                  Service

  C/O Trust Department

  PO Box 419175

  Kansas City, MO 64141-6175


--------------------------------------------------------------------------------
-----------------------------------------
  Wilmington Trust Co Tr                                      Institutional
                  8.86%
  FBO Catholic Healthcare West                                   Service

  Deferred Company TR

  C/O Mutual Funds/UAM

  P.O. Box 8971

  Wilmington, DE 19899-8971


--------------------------------------------------------------------------------
-----------------------------------------
  Fire Co.                                                    Institutional
                  6.96%
  P.O. Box 26883                                                 Service

  Oklahoma City, OK 73126-0883



     Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of July 10, 2001, the trustees and officers of the Company owned less than 1% of the outstanding shares of the Fund*.


    *This amount does not include securities held of record by Linda T. Gibson as trustee of certain 401(k) plans of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.


Investment Advisory and Other Services

INVESTMENT ADVISER
--------------------------------------------------------------------------------
     Tom Johnson Investment Management, a Massachusetts corporation located at Two Leadership Square, 211 North Robinson, Suite 450, Oklahoma City, Oklahoma, is the investment adviser to the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation) has provided investment management services to corporations, unions, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1983.

     Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In 2000, Old Mutual plc. purchased all of the shares of United Asset Management Corporation. Subsequently, the name of United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has 37 affiliates who are operational SEC registered investment advisors. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or Funds of the UAM Funds Complex. Old Mutual US is a subsidiary of Old Mutual plc., a financial services group based in the United Kingdom.


Investment Advisory Agreement

     This section summarizes some of the important provisions of the Investment Advisory Agreement. The Company has filed the Investment Advisory Agreement with the SEC as part of its registration statement on Form N-1A.

     Service Performed by Adviser

     The adviser:

     .  Manages the investment and reinvestment of the Fund's assets;

     . Continuously reviews, supervises and administers the investment program of the Fund; and

     . Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the adviser in the performance of its obligations and duties under the Investment Advisory Agreement, (2) reckless disregard by the adviser of its obligations and duties under the Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the adviser shall not be subject to any liability whatsoever to the Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement.

     Continuing an Investment Advisory Agreement

     The Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by:

     . (1) a majority of those Board Members who are not parties to the Investment Advisory Agreement or interested persons of any such party; and

     . (2) a majority of the Board Members or a majority of the shareholders of the Fund.

     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of the Fund's shareholders vote to do so or a majority of Board Members vote to do so; and

     .    It gives the adviser 60 days' written notice.

     The adviser may terminate the Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

     For its services, the Fund pays its adviser a fee calculated at an annual rate of 0.75% of its average daily net assets. Due to the effect of fee waivers by the adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the adviser. For the last three fiscal years, the Fund paid the following in advisory fees to the adviser:

       Fiscal Year            Investment Advisory Fees       Investment Advisory
Fees        Total Investment Advisory
           End                          Paid                          Waived
                       Fee

--------------------------------------------------------------------------------
---------------------------------------
         4/30/01                      $ 17,175                       $145,628
                    $162,803

--------------------------------------------------------------------------------
---------------------------------------
         4/30/00                      $127,887                       $137,537
                    $265,424

--------------------------------------------------------------------------------
---------------------------------------
         4/30/99                      $      0                       $ 99,818
                    $ 99,818

DISTRIBUTOR
--------------------------------------------------------------------------------
     Funds Distributor, Inc. serves as the Company's distributor. The Fund offers its shares continuously. While FDI will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. FDI receives no compensation for its services as distributor of Institutional Class Shares.

SERVICE AND DISTRIBUTION PLANS
--------------------------------------------------------------------------------
     The Company has adopted a Distribution Plan and a Shareholder Servicing Plan (the "Plans") for their Institutional Service Class Shares pursuant to Rule 12b-1 under the 1940 Act.

Shareholder Servicing Plan

     The Shareholder Servicing Plan (Service Plan) permits the Fund to compensate broker-dealers or other financial institutions (Service Agents) that have agreed with FDI to provide administrative support services to Institutional Service Class shareholders that are their customers. Under the Service Plan, Institutional Service Class Shares may pay service fees at the maximum annual rate of 0.25% of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. The Fund pays these fees out of the assets allocable to Institutional Service Class Shares to FDI, to the Service Agent directly or through FDI. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Institutional Service Class Shares as the SEC construes such term under Rule 12b-1. Services for which Institutional Service Class Shares may compensate Service Agents include:

     . Acting as the sole shareholder of record and nominee for beneficial owners.

     . Maintaining account records for such beneficial owners of the Fund's shares.

     .    Opening and closing accounts.

     . Answering questions and handling correspondence from shareholders about their accounts.

     .    Processing shareholder orders to purchase, redeem and exchange shares.

     . Handling the transmission of funds representing the purchase price or redemption proceeds.

     . Issuing confirmations for transactions in the Fund's shares by shareholders.

     . Distributing current copies of prospectuses, statements of additional information and shareholder reports.

     . Assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts.

     . Providing account maintenance and accounting support for all transactions.

     . Performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

Rule 12b-1 Distribution Plan

     The Distribution Plan permits the Fund to pay FDI or others for certain distribution, promotional and related expenses involved in marketing its Institutional Service Class Shares. Under the Distribution Plan, Institutional Service Class Shares may pay distribution fees at the maximum annual rate of 0.75% of the average daily net asset value of such shares held by the Service Agent for the benefit of its customers. These expenses include, among other things:

     .    Advertising the availability of services and products.

     . Designing materials to send to customers and developing methods of making such materials accessible to customers.

     .    Providing information about the product needs of customers.

     . Providing facilities to solicit Fund sales and to answer questions from prospective and existing shareholders about Fund.

     . Receiving and answering correspondence from prospective shareholders, including requests for sales literature, prospectuses and statements of additional information.

     .    Displaying and making available sales literature and prospectuses.

     . Acting as liaison between shareholders and the Fund, including obtaining information from the Fund and providing performance and other information about the Fund.

     In addition, the Institutional Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

Fees Paid under the Service and Distribution Plans

     The Plans permit Institutional Service Class Shares to pay distribution and service fees at the maximum annual rate of 1.00% of the class' average daily net assets for the year. The Board has limited the amount the Institutional Service Class may pay under the Plans to 0.25% of the class' average daily net assets for the year, and may increase such amount to the plan maximum at any time. During the fiscal year ended April 30, 2001, the Institutional Services Class of the Fund paid $54,268 in expenses under the Plans for services described above.





     The Fund will not reimburse FDI or others for distribution expenses incurred in excess of the amount permitted by the Plans.

     Subject to seeking best price and execution, the Fund may buy or sell Fund securities through firms that receive payments under the Plans. FDI, at its own expense, may pay dealers for aid in distribution or for aid in providing administrative services to shareholders.

Approving, Amending and Terminating the Plans

     Shareholders of the Fund have approved the Plans. The Plans also were approved by the Board, including a majority of the members of the Board who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plans (Plan Members), by votes cast in person at meetings called for the purpose of voting on these Plans.

     Continuing the Plans

     The Plans continue in effect from year to year so long as they are approved annually by a majority of the Board Members and its Plan Members. To continue the Plans, the Board must determine whether such continuation is in the best interest of the Institutional Service Class shareholders and that there is a reasonable likelihood of the Plans providing a benefit to the class. The Board has determined that the Fund's distribution arrangements are likely to benefit the Fund and its shareholders by enhancing the Fund's ability to efficiently service the accounts of its Institutional Service Class shareholders.

     Amending the Plans

     A majority of the Board and a majority of its Plan Members must approve any material amendment to the Plans. Likewise, any amendment materially increasing the maximum percentage payable under the Plans must be approved by a majority of the outstanding voting securities of the Class, as well as by a majority of the Plan Members.

     Terminating the Plans

     A majority of the Plan Members or a majority of the outstanding voting securities of the Class may terminate the Plans at any time without penalty. In addition, the Plans will terminate automatically upon their assignment.

     Miscellaneous

     So long as the Plans are in effect, the Independent Board members will select and nominate the Plan Members of the Company.

     The Company, the Fund and FDI intend to comply with the Conduct Rules of the National Association of Securities Dealers relating to investment company sales charges.

     Pursuant to the Plans, the Board reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made.

Shareholder Servicing Arrangements

     Old Mutual US and each of its affiliates, may, at their own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or a Fund. The entity making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the Fund.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Administrator

     The Company and SEI Investments Mutual Fund Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it or its duties and obligations thereunder.

     Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the fund paid the following in administration and sub-administrations fees.


            Fiscal Year End
            Total Administrative Fee*

--------------------------------------------------------------------------------
---------------------------------------
              4/30/01
                     $ 98,360

--------------------------------------------------------------------------------
---------------------------------------
              4/30/00
                     $120,580

--------------------------------------------------------------------------------
---------------------------------------
              4/30/99
                     $ 20,503

--------------------------------------------------------------------------------
---------------------------------------


     *For the period from May 1, 2000 through March 31, 2001 and the fiscal years ended April 30, 2000 and 1999, the Fund paid UAM Fund Services, Inc. administrative fees of $92,789, $120,580 and $20,503, respectively.


     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator, SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds, including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oaks Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and TIP Funds.


     UAM Shareholder Services Center, Inc. ("UAMSSC") provides services as a shareholder servicing agent for each Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays UAMSSC monthly fees calculated at the annual rate set forth below:

     .    $7,500 for the first operational class of a Fund; plus

     .    $2,500 for each additional operational class of a Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
     DST Systems, Inc., ("DST") which has its principal offices at 333 West 11/th/ Street, Fifth Floor, Kansas City, MO 64105, serves as transfer agent to the Company.

CUSTODIAN
--------------------------------------------------------------------------------
     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountants for each portfolio of the Company.


CODES OF ETHICS
--------------------------------------------------------------------------------

     The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund.


Brokerage Allocation and Other Practices

SELECTION OF BROKERS
--------------------------------------------------------------------------------

     The Investment Advisory Agreement authorizes the adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund. The Investment Advisory Agreement also directs the adviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. The adviser may select brokers based on research, statistical and pricing services they provide to the adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the adviser is required to perform under the Investment Advisory Agreement. In so doing, the Fund may pay higher commission rates than the lowest rate available when the adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Research services provided by brokers through which a Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of the services may be used by the adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the adviser in the performance of its decision-making responsibilities. During the Fund's most recent fiscal year, the total amount of securities transactions for the Fund was $45,509,337, the total amount of transactions effected through brokers providing research was $0 and the brokerage commissions paid to brokers providing research was $0 .

     It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.

     The Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Company ("SIDCO"). Through this program, the Fund's adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO's designated brokers. When Fund brokerage is directed to SIDCO's designated brokers, the Fund will receive credits that will be applied to reduce eligiible fund expenses, such as legal fees printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, ratings fees, registration fees and organizational expenses. Investment advisor fees, administration fees, shareholder fees and 12b-1 fees cannot be paid through directed brokerage. Where a Fund is operating under a voluntary expense limitation, overall Fund expenses may not be reduced below the level of such limitation. SIDCO has established relationships with a variety of domestic and international brokers. For its most recent fiscal year, the Fund did not direct any brokerage through SIDCO's designated brokers.

     As of April 30, 2001, the Fund held 8,300 shares, $398,234 worth of shares of JP Morgan Chase, one of its regular brokers and dealers as defined in Rule 10b-1 of the 1940 Act.


SIMULTANEOUS TRANSACTIONS
--------------------------------------------------------------------------------
     The adviser makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The adviser strives to allocate such transactions among its clients, including the Fund, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the adviser are subject to review by the Company's Board.

BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Commissions Paid

     For the last three fiscal years, the Fund has paid the following in brokerage commissions. Significant differences are due to increases or decreases in the Fund's net assets.

                          Fiscal Year Ended
    Brokerage Commissions

--------------------------------------------------------------------------------
----------------------------------------
                               4/30/01
           $57,645

--------------------------------------------------------------------------------
----------------------------------------
                               4/30/00
           $69,696

--------------------------------------------------------------------------------
----------------------------------------
                               4/30/99
           $23,689


Capital Stock and Other Securities

The Company

     The Company was organized under the name "The Regis Fund II" as a Delaware business trust on May 18, 1994. On October 31, 1995, the Company changed its name to "UAM Funds Trust." The address of the Company is One Freedom Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI. The Company is an open-end, management investment company consisting of diversified and non diversified funds. The Fund is a diversified series of the Company. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities).

Description of Shares and Voting Rights

     The Company's Agreement and Declaration of Trust permits the Company to issue an unlimited number of shares of beneficial interest, without par value. The Board has the power to designate one or more series (Funds) or classes of shares of beneficial interest without shareholder approval.

     Description of Shares

     When issued and paid for, the shares of each series and class of the Company are fully paid and non-assessable, and have no pre-emptive rights or preference as to conversion, exchange, dividends, retirement or other features. The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the Board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Board.

     If the Company is liquidated, the shareholders of each Fund or any class thereof are entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Company will distribute is net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Fund. The liquidation of any Fund or class thereof may be authorized at one time by a vote of a majority of the Board.

     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

     Class Differences

     The Board has authorized three classes of shares, Institutional, Institutional Service and Advisor Shares. Not all of the portfolios issue all of the classes. The three classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects.


     . Institutional Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan;

     . Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures; and

     . Advisor Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Advisor Shares also charge a sales load on purchases.

     .    Each class of shares has different exchange privileges.

     Distribution and shareholder servicing fees reduce a class's:

     .    Net income;

     .    Dividends; and

     .    NAV to the extent the Fund has undistributed net income.

Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     .    Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, a Fund will automatically reinvest all dividends in additional shares of the Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to the Fund at least three days before the record date for income dividend or capital gain distribution.

     The Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

Federal Taxes

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     As of April 30, 2001, the Portfolio had available a capital loss carryover for Federal income tax purposes at approximately $1,749,326 which will expire on April 30, 2009.


     At April 30, 2001, the Fund elected to defer $297,167 of Post-October capital losses for Federal Income tax purposes. These losses will be available to offset realized capital gains for the fiscal year ending April 30, 2002.


Purchase, Redemption and Pricing of Shares

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of the Fund is equal to its NAV. The Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:

     . Liabilities include accrued expenses, dividends payable and other liabilities; and

     . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

     The Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

How the Fund Values its Assets

     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to the Fund before the close of its business day to receive that day's share price. The Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of the Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund's shares.

In-Kind Purchases

     At its discretion, the Company may permit shareholders to purchase shares of the Fund with securities, instead of cash. If the Company allows a shareholder to make an in-kind purchase, it will value such securities according to the policies described under "How a Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of the Fund at the NAV of the Fund determined as of the same time.

     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .    The securities are eligible investments for the Fund;

     .    The securities have readily available market quotations;

     . The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the adviser.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------
     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund's investments.

By Mail

     Requests to redeem shares must include:

     .    Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .    Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .    Redeem shares represented by a certificate.

     The Company and UAMSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the shareholder to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and shareholders may be required to provide additional telecopied written instructions of such transaction requests. The Company or UAMSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or UAMSSC does not employ the procedures described above. Neither the Company nor UAMSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "How the Fund Values its Assets." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .    Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .    On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, the Company, a Fund and its sub-transfer agent from fraud.


     A Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .    When the NYSE and custodian bank are closed;

     .    When trading on the NYSE is restricted;

     . During any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or

     .    For such other periods as the SEC may permit.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class and Institutional Service Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

TRANSFER OF SHARES
--------------------------------------------------------------------------------
     Shareholders may transfer shares of the Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Performance Calculations

     The Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Fund calculates its current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN
--------------------------------------------------------------------------------
     Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     A Fund calculates the average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable expenses on an annual basis. Since Adviser Class Shares and Institutional Service Class Shares bear additional service and distribution expenses, their average annual total return will generally be lower than that of the Institutional Class Shares.

     Total return is calculated according to the following formula:

         P (1 + T)/n/ = ERV

         Where:

         P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return

         n      =   number of years

                    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     The table lists the Fund's average annual returns for the one-year period and the five-year period ended April 30, 2001 and the period from the Fund's inception date through April 30, 2001.

                One Year                     Five Years                 Since
Inception               Inception Date

--------------------------------------------------------------------------------
---------------------------------------
                 -4.64%                        13.64%
14.29%                       9/28/95

YIELD
--------------------------------------------------------------------------------
     Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Adviser Class Shares and Institutional Service Class Shares bear additional service and distribution expenses, their yield will generally be lower than that of the Institutional Class Shares.

     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)/6/-1]

         Where:

         a = dividends and interest earned during the period

         b = expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends
          d = the maximum offering price per share on the last day of the period.

     The table lists the Fund's 30-day SEC yield for period ended April 30, 2001.

                                                                One Year
     ---------------------------------------------------------------------------
     Institutional Service Class                                  0.46%

COMPARISONS
--------------------------------------------------------------------------------
     The Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Company or the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.

     In assessing such comparisons of performance, an investor should keep in mind:

     . That the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund;

     .    That the indices and averages are generally unmanaged;

     . That the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance; and

     .    That shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

Financial Statements

     The following documents are included in the Fund's April 30, 2001 Annual
     Report:

     .    Financial statements for the fiscal year ended April 30, 2001;

     .    Financial highlights for the respective periods presented; and

     .    The report of PricewaterhouseCoopers LLP.


     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Fund's Annual Report is incorporated by reference herein. Shareholders may get copies of the Fund's Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.

Glossary

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus of the Fund.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means the investment adviser of the Fund.

     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Trustees as a group.

     Company refers to UAM Funds Trust.

     Distribution Plan refers to the distribution plan the Fund has adopted for its Institutional Service Class Shares pursuant to Rule 12b-1 under the 1940 Act. FDI is Funds Distributor, Inc. the Company's distributor.

     Fund refers to the TJ Core Equity Portfolio, while Funds refer to all series of the Company.

     Independent Board Member refers Board Members that are not Interested Board Members.

     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he or she is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings Inc. or the Company's principal underwriter.

     NAV is the net asset value per share of the Fund.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     OLD MUTUAL is Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation).

     PLAN MEMBER refers to members of the board who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans.

     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 Act, the 1940 Act and the 1934 Act.

     SEI is SEI Investments Mutual Funds Services, the Company's administrator.


     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their portfolios.


     UAMSSC is UAM Fund Shareholder Servicing Center, Inc., the Company's shareholder-servicing agent.


Bond Ratings

MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Corporate & Municipal Long-Term Debt Ratings


Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.


A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.




     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Commercial Paper Ratings



     Moody's commercial paper issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.






Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


                     . Leading market positions in well-established industries.

                     .   High rates of return on funds employed.

                     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                     . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


Not Prime       Issuers rated Not Prime do not fall within any of the Prime rating categories.


    Municipal Note Ratings



     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:



     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.



         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.



         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

STANDARD & POOR'S RATINGS SERVICES
--------------------------------------------------------------------------------



Corporate and Municipal Long-Term Debt Ratings






AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



     Obligations rated "BB", "B", "CCC" , "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.



BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC An obligation rated "CC" is currently highly vulnerable to nonpayment.



C An obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.



D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.





     Commercial Paper Ratings




     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Municipal Note Ratings



     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:



     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.



     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.



     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


FITCH RATINGS
--------------------------------------------------------------------------------

Corporate and Municipal Long-Term Debt Ratings



     Investment Grade


AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.



AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



A High credit quality. "A" ratings denote a low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.



BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



     Speculative Grade


BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.



B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.


                    Entities rated in this category have defaulted on some or
                all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


    Commercial Paper Ratings



         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

F1 Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; and may have an added "+" to denote any exceptionally strong credit feature.



F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.



F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.



B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.



C High default risk. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


D               Default.  Denotes actual or imminent payment default.





     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


Comparative Benchmarks

     CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.


  Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7- and 30-day yields.


     Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

     Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

     IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

     IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

     Lehman Brothers Indices:
     ------------------------


     Lehman Brothers Aggregate Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million for U.S. government issues.

     Lehman Brothers U.S. Credit Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.



     Lehman Brothers Government Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.



     Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and U.S Credit Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.


     Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $100 million.


     Lehman Brothers Intermediate Government/Credit Index - a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.


     Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

     Lipper, Inc./Lipper Indices/Lipper Averages
     -------------------------------------------

     The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective portfolio investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

     In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.


     Criteria for the Lipper Indices: 1) component funds are largest in group;
     2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.



     Criteria for the Lipper Averages: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.


     Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

     Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

     Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. (Equity category)


     Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 65% or more of the portfolio in equities. (Equity category)

     Lipper Equity Mid Cap Funds Indices:

     Lipper Mid Cap-Growth Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings, ratio, price to book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

     Lipper Mid-Cap Core Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Mid-Cap Core funds have a wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

     Lipper Mid-Cap Value Funds - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified mid-cap funds universe average.

     Lipper Small-Cap Growth Fund Indices:

     Lipper Small Cap Growth Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.

     Lipper Small-Cap Core Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Core funds have wide latitude in the companies in which they invest. The funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the US diversified small-cap funds universe average.

     Lipper Small-Cap Value Fund Index - funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three- year earnings growth figure, compared to the US diversified small-cap universe average.

     Lipper Mutual Fund Performance Analysis and Lipper-Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.


     Merrill Lynch 1-4.99 Year Corporate/Government Bond Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

     Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

     Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

     Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

     New York Stock Exchange composite or component indices --capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     Russell U.S. Equity Indexes:
     ----------------------------

     Russell 3000(R) Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

     Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

     Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 76% of the total market capitalization of the Russell 1000 Index.

     Russell Mid-Cap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index.


     Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.


     Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

     Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

     Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


     Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.



     Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value
     Index.



     Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.



     Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

     Ryan Labs 5 Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

     Standard & Poor's U.S. Indices:
     -------------------------------

     In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.


     S&P 500 Composite Index - an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.


     S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.

     S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.


     S&P Super Composite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 indices, representing 87% of the total U.S. equity market capitalization.


     S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.


     S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. The Value index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.



     S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITs. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.


     S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

     Standard & Poor's CANADA Indices:
     ---------------------------------

     S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

     S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

     Standard & Poor's Global Indices:
     ---------------------------------

     S&P Euro 350 Index - measures the performance of equities in the United Kingdom and 14 Euro Zone countries plus Denmark, Norway, Sweden and Switzerland. The S&P Euro Index is derived from the S&P Europe 350 and measures the performance of equities in ten markets of the Eurobloc region. The S&P Euro Plus Index is also derived from the S&P Europe and consists of 14 European markets, that is, the ten euro zone markets plus Denmark, Norway, Sweden and Switzerland.


     S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

     S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

     S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries -- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

     S&P Latin America 40 Index - part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.


     Salomon Smith Barney Global Equity Index (SSBGEI) - spans 49 countries and is constructed in a comprehensive top-down manner, including all companies with an available free float of at least US $100 million as of the Index reconstitution (the time during which companies are reassessed for index membership). As of July 1, 2001, the SSBGEI included the shares of more than 8,280 companies with a total market capitalization of US $27.3 trillion, US $20.7 trillion of which was considered available free float for constituent weighting purposes.


     Salomon Smith Barney One to Three Year Treasury Index - index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years, (minimum amount outstanding is $1 billion per issue).





     Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

     Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

     Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

     Target Large Company Value Index - an index comprised of large companies with market capitalizations currently extending down to approximately $1.9 billion that are monitored using a variety of relative value criteria in order to capture the most attractive value opportunities available. A high quality profile is required and companies undergoing adverse financial pressures are eliminated.

     U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

     Value Line Composite Index -- composed of over 1,600 stocks in the Value Line Investment Survey.


     Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including real estate investment trusts and real estate operating companies. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.



     Wilshire REIT Index - measures the performance of U.S. public traded real estate investment trusts (REITs).

     Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                     -53-